    As filed with the Securities and Exchange Commission on January 16, 2002

                                            1933 Act Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM N-14
                             REGISTRATION STATEMENT
                                   UNDER THE
                           SECURITIES ACT OF 1933 [X]

                        Pre-Effective Amendment No. [ ]

                        Post-Effective Amendment No. [ ]

                             ---------------------

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (Address of Principal Executive Offices)

                        TELEPHONE NUMBER: (630) 684-6000

                             ---------------------

             SARA L. BADLER, ESQ                                 COPIES TO:
     EXECUTIVE DIRECTOR, GENERAL COUNSEL                   WAYNE W. WHALEN, ESQ.
           AND ASSISTANT SECRETARY                          THOMAS A. HALE, ESQ.
         VAN KAMPEN INVESTMENTS INC.                SKADDEN, ARPS, SLATE, MEAGHER & FLOM
       1 PARKVIEW PLAZA, P.O. BOX 5555,                          (ILLINOIS)
    OAKBROOK TERRACE, ILLINOIS 60181-5555                  333 WEST WACKER DRIVE
   (Name and Address of Agent for Service)                CHICAGO, ILLINOIS 60606

                             ---------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE FOLLOWING EFFECTIVENESS OF THIS REGISTRATION STATEMENT. IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON FEBRUARY 22, 2002 PURSUANT TO RULE 488.

     TITLE OF SECURITIES BEING REGISTERED: COMMON SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE. THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS COMMON SHARES OF BENEFICIAL INTEREST BASED ON SECTION 24(f) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND IS IN A CONTINUOUS OFFERING OF SUCH SHARES UNDER AN EFFECTIVE REGISTRATION STATEMENT (FILE NOS. 33-00628 AND 811-4424). NO FILING FEE IS DUE HEREWITH BECAUSE OF RELIANCE ON SECTION 24(f) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement is organized as follows:

     -- Questions and Answers to Shareholders of the Domestic Income Portfolio of the Van Kampen Life Investment Trust

     -- Notice of Special Meeting of Shareholders of the Domestic Income
        Portfolio of the Van Kampen Life Investment Trust

     -- Proxy Statement/Prospectus regarding the proposed Reorganization of the Domestic Income Portfolio of the Van Kampen Life Investment Trust into the Government Portfolio of the Van Kampen Life Investment Trust

     -- Prospectus of the Government Portfolio of the Van Kampen Life Investment
        Trust with respect to its Class I Shares

     -- Prospectus of the Government Portfolio of the Van Kampen Life Investment
        Trust with respect to its Class II Shares

     -- Statement of Additional Information regarding the proposed
        Reorganization of the Domestic Income Portfolio of the Van Kampen Life Investment Trust into the Government Portfolio of the Van Kampen Life Investment Trust

     -- Part C Information

     -- Exhibits

                              --  [MONTH, YEAR]  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              TO SHAREHOLDERS OF:
                        VAN KAMPEN LIFE INVESTMENT TRUST
                           DOMESTIC INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issue to be voted on.
---------------------------------------

Q      WHY AM I RECEIVING THIS PROXY STATEMENT/PROSPECTUS?

A Van Kampen Life Investment Trust (the "Life Investment Trust") is seeking your approval of a reorganization (the "Reorganization") of its series, the Domestic Income Portfolio ("LIT Domestic Income"), into another of its series, the Government Portfolio ("LIT Government"), whereby contract owners' insurance accounts will receive shares of LIT Government in exchange for their shares of LIT Domestic Income. In the Reorganization, LIT Domestic Income will be combined with LIT Government. The combined portfolio will be managed in accordance with the investment objectives, policies and strategies of LIT Government. If the proposed Reorganization is approved, LIT Domestic Income will be dissolved.

       Please refer to the proxy statement/prospectus for a detailed explanation of the proposed Reorganization and for a more complete description of LIT Government.

Q      HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the Reorganization.

Q      WHO IS PAYING FOR EXPENSES RELATED TO THE SPECIAL SHAREHOLDER MEETING?

A Van Kampen Asset Management Inc., investment adviser to each of LIT Domestic Income and LIT Government, will pay all of the expenses relating to the Reorganization, including all costs of the Special Meeting of the Shareholders of LIT Domestic Income (the "Special Meeting").

Q      HOW CAN I VOTE ON THE REORGANIZATION?

A You will be able to give your insurance company voting instructions for those shares attributable to your contract as of February 15, 2002, the record date for the Special Meeting. A voting instruction card is, essentially, a ballot. While only insurance companies are the shareholders of LIT Domestic Income, these insurance companies will vote in accordance with your instructions. When you complete your voting instruction card, it directs your insurance company how to vote its shares on the Reorganization which affects the portion of your contract which is allocated to LIT Domestic Income. If you complete and sign the voting instruction card, the shares will be voted exactly as you instruct. If you simply sign the voting instruction card without otherwise completing it, the shares will be voted FOR the Reorganization. If you do not return a voting instruction card at all, the shares will be voted in the same proportion as shares for which instructions have been received from other owners of registered variable annuity and variable life insurance contracts of your insurance company.

Q      WHERE DO I MAIL MY VOTING INSTRUCTION CARD?

A You may use the enclosed postage-paid envelope to mail your proxy card to:

       [         ]

Q      WHERE DO I CALL IF I HAVE QUESTIONS ABOUT THIS PROXY
       STATEMENT/PROSPECTUS?

A We will be happy to answer your questions about the proxy solicitation. Please call us at [1-800-341-2911] between 7:00 a.m. and 7:00 p.m.,
       Central time, Monday through Friday. Telecommunication Device for the Deaf users may call [1-800-421-2833].


                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION - mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

PROXY VAN KAMPEN LIFE INVESTMENT TRUST -- DOMESTIC INCOME PORTFOLIO SPECIAL MEETING OF SHAREHOLDERS
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                   FOR  AGAINST  ABSTAIN
1.   The proposal to approve the Agreement and Plan of             [ ]    [ ]      [ ]
     Reorganization

Please be sure to sign and date this Proxy. Date

Shareholder sign here       Co-owner sign here

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                SAMPLE

                        VAN KAMPEN LIFE INVESTMENT TRUST
                           DOMESTIC INCOME PORTFOLIO
                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 23, 2002

                             ---------------------

  Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the Domestic Income Portfolio ("LIT Domestic Income") of Van Kampen Life Investment Trust (the "Life Investment Trust") will be held at the offices of Van Kampen Investments Inc., on April 23, 2002 at [10:30 a.m.] (Central
Time). The Special Meeting is being held for the purpose of considering a proposal affecting LIT Domestic Income as set forth below.

  PROPOSAL:

    Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets and liabilities of LIT Domestic Income to the Government Portfolio ("LIT Government") of the Life Investment Trust in exchange for shares of LIT Government; (ii) the distribution of LIT Government shares so exchanged to the accounts of Shareholders of LIT Domestic Income; and (iii) the termination under state law of LIT Domestic Income.

  Shares of LIT Domestic Income are sold to and held by separate accounts (each an "Account," and collectively, "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (each a "Contract," and collectively, the "Contracts"). The Accounts invest in shares of LIT Domestic Income in accordance with instructions from Contract owners ("Contract Owners"). Except as might otherwise be provided by applicable law, the Accounts provide pass-through voting to Contract Owners and the Contract Owners have the right to instruct the Account provider on how to vote shares held by the Account under their Contract. If a portion of your Contract was allocated to LIT Domestic Income on February 15, 2002, you are a "Shareholder" and are entitled to notice of the Special Meeting and to instruct your insurance company how to vote the shares of LIT Domestic Income attributable to your Contract at the Special Meeting or any adjournment of the Special Meeting.

  SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING VOTING INSTRUCTION CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF LIT DOMESTIC INCOME. VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME BEFORE THEY ARE

EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED VOTING INSTRUCTION CARD.

                                       Sara L. Badler
                                       Assistant Secretary

March 11, 2002

     THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                           PROXY STATEMENT/PROSPECTUS

                              DATED MARCH 11, 2002

        RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF THE

                        VAN KAMPEN LIFE INVESTMENT TRUST

                           DOMESTIC INCOME PORTFOLIO

                                1 PARKVIEW PLAZA

                     OAKBROOK TERRACE, ILLINOIS 60181-5555

                                1-800-341-[2911]

                      BY AND IN EXCHANGE FOR SHARES OF THE

                        VAN KAMPEN LIFE INVESTMENT TRUST

                              GOVERNMENT PORTFOLIO

  This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of the Domestic Income Portfolio ("LIT Domestic Income") of the Van Kampen Life Investment Trust (the "Life Investment Trust") in connection with the Special Meeting of Shareholders (the "Special Meeting") of LIT Domestic Income to be held on, April 23, 2002 at [10:30 a.m.] (Central Time) at the offices of Van Kampen Investments Inc. At the Special Meeting, "Shareholders" (those contract owners who have a portion of their annuity contract or insurance policy allocated to LIT Domestic Income as of February 15, 2002) will be asked to consider and approve an Agreement and Plan of Reorganization (the "Reorganization Agreement"), by and between the Life Investment Trust on behalf of its series, LIT Domestic Income, and the Life Investment Trust on behalf of its series, the Government Portfolio ("LIT Government"), and the reorganization contemplated therein (the "Reorganization"). LIT Domestic Income and LIT Government are referred to collectively as the "Portfolios."

  The Reorganization Agreement provides that LIT Domestic Income will transfer all of its assets and liabilities to LIT Government. In exchange for the transfer of these assets and liabilities, LIT Government will simultaneously issue Class I and Class II Shares of LIT Government to LIT Domestic Income in an amount equal in value to the net asset value of the outstanding Class I and Class II Shares of LIT Domestic Income. Immediately thereafter, LIT Domestic Income will make liquidating distributions of the exchanged LIT Government shares to Shareholders' insurance accounts, so that a Shareholder's insurance account of LIT Domestic Income at the Effective Time of the Reorganization (as defined in the Reorganization Agreement) will receive shares of LIT Government of the same class and having the same aggregate net asset value as the shares of LIT Domestic Income held immediately before the Reorganization. Following the Reorganization, Shareholders of LIT Domestic Income will be in effect Shareholders of LIT Government, and LIT Domestic Income will be terminated under state law.

  The Life Investment Trust is an open-end, management investment company which generally offers its shares only to various insurance companies for separate accounts (each an "Account," and collectively, "Accounts") which they establish to fund the benefits of variable annuity or variable life insurance policies (each a "Contract," and collectively, "Contracts"). Van Kampen Asset Management Inc. ("Asset Management" or the "Adviser") provides investment advisory services to the portfolios of the Life Investment Trust, including LIT Domestic Income and LIT Government. Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect, wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

  This Proxy Statement/Prospectus sets forth concisely the information that a Shareholder of LIT Domestic Income should know before investing in LIT Government, and should be retained for future reference. Certain additional relevant documents (listed below), which have been filed with the Securities and Exchange Commission (the "SEC"), are incorporated herein in whole or in part by reference. A Statement of Additional Information dated March 11, 2002, relating to this Proxy Statement/Prospectus and the proposed Reorganization (the "Reorganization SAI"), including certain financial information about LIT Domestic Income and LIT Government and a form of Agreement and Plan of Reorganization has been filed with the SEC and is incorporated herein by reference. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Van Kampen Life Investment Trust, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling toll-free 1-800-341-[2911].

  For a more detailed discussion of the investment objectives, policies, risks and restrictions of each of LIT Domestic Income and LIT Government, see the Prospectuses with respect to the Class I and Class II Shares of such Portfolio and the Statement of Additional Information for the Life Investment Trust, each dated April 18, 2001, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus (the Statement of Additional Information for the Life Investment Trust is incorporated by reference herein insofar as it relates to each of LIT Domestic Income and LIT Government, but not as it relates to any other portfolio of the Life Investment Trust described therein). These documents are available upon request without charge by calling 1-800-341-2911 or by contacting your insurance company.

  This Proxy Statement/Prospectus constitutes the proxy statement of the Life Investment Trust for the Special Meeting and is expected to be sent to Shareholders on or about March 11, 2002.
                             ---------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................    4
REASONS FOR THE REORGANIZATION..............................    8
COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT
  STRATEGIES AND POLICIES...................................    9
COMPARISON OF PRINCIPAL RISKS...............................   10
INVESTMENT ADVISER TO THE PORTFOLIOS........................   12
COMPARATIVE PERFORMANCE.....................................   12
INFORMATION RELATING TO THE REORGANIZATION..................   13
COMPARISON OF PURCHASE, EXCHANGE AND REDEMPTION
  PROCEDURES................................................   15
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS.................   15
VOTING MATTERS..............................................   16
OTHER BUSINESS..............................................   19
SHAREHOLDER INQUIRIES.......................................   19

                                    SUMMARY

  The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified by reference to the more complete information contained herein. Shareholders should read this entire Proxy Statement/Prospectus carefully.

THE REORGANIZATION

  BACKGROUND. The Board of Trustees of the Life Investment Trust, including the Trustees who are not "interested persons" of the Life Investment Trust (as defined in the Investment Company Act of 1940, as amended ("1940 Act")), has unanimously approved, subject to Shareholder approval, entering into the Reorganization Agreement by and between the Life Investment Trust on behalf of LIT Domestic Income and the Life Investment Trust on behalf of LIT Government, a copy of which is attached as Appendix A to the Reorganization SAI. The Reorganization Agreement provides that LIT Domestic Income will transfer all of its assets and liabilities to LIT Government in exchange for Class I and Class II Shares of LIT Government. LIT Domestic Income will distribute the LIT Government shares that it receives to its Shareholders' Accounts in liquidation of their interests in LIT Domestic Income. LIT Domestic Income will then be terminated under state law. No sales charge will be imposed in connection with these transactions.

  In determining whether to recommend approval of the Reorganization Agreement to Shareholders of LIT Domestic Income, the Board of Trustees considered a number of factors, including, but not limited to: (i) that Asset Management currently manages the assets of each of LIT Domestic Income and LIT Government;
(ii) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of LIT Government after the proposed Reorganization; (iii) the comparative investment performance of the Portfolios; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in dilution of LIT Domestic Income Shareholder interests; (v) the compatibility of the Portfolios' investment objectives, policies, risks and restrictions; (vi) the costs estimated to be incurred by the respective Portfolios as a result of the proposed Reorganization; (vii) the future growth and performance prospects of LIT Domestic Income; and (viii) the anticipated tax consequences of the proposed Reorganization.

  The Board of Trustees of the Life Investment Trust has concluded that the Reorganization would be in the best interests of LIT Domestic Income and its Shareholders and that the interests of existing Shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Trustees of the Life Investment Trust recommends that you vote FOR approval of the Reorganization Agreement.

  MATERIAL FEDERAL INCOME TAX CONSEQUENCES. The Reorganization will not qualify as a tax-free reorganization for United States federal income tax purposes. The Reorganization will not be a taxable transaction for the holders of LIT Government shares.

  RISK FACTORS. An investment in LIT Government involves investment characteristics, including risks, which are, in some respects, different from those of LIT Domestic Income. See "Comparison of Principal Investment Risks" below for more information about these risks.

THE PORTFOLIOS

  INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES AND POLICIES. The primary investment objective of LIT Domestic Income is to seek current income. When consistent with the primary investment objective, capital appreciation is a secondary investment objective. Under normal market conditions, the Adviser seeks to achieve its investment objective by investing primarily in a portfolio of income securities, including convertible and non-convertible debt securities and preferred stocks. Under normal market conditions, LIT Domestic Income invests at least 80% of its total assets in income securities rated at the time of purchase B or higher by Standard & Poor's ("S&P") or rated B or higher by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the Adviser to be of comparable quality at the time of the purchase. Securities rated BB or below by S&P or rated Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. LIT Domestic Income may also invest up to 25% of its total assets in securities of foreign issuers.

  The investment objective of LIT Government is to seek to provide investors with high current return consistent with preservation of capital. Under normal market conditions, LIT Government's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 80% of its total assets in debt securities issued or guaranteed by the United States government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the United States government. Under normal market conditions, LIT Government may invest up to 20% of its total assets in government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly issued or guaranteed by instrumentalities of the United States government, privately issued certificates representing "stripped" United States government or mortgage-related securities and repurchase agreements fully collateralized by the United States government securities. LIT Government may also purchase and sell certain derivative instruments for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

  DIVIDEND POLICIES. All dividends and capital gains distributions of LIT Domestic Income and LIT Government are automatically reinvested by the Account in additional shares of each Portfolio. For both Portfolios, net capital gains, if any, are distributed at least annually.

  INVESTMENT ADVISER. Asset Management, a wholly owned subsidiary of Van Kampen Investments Inc., an indirect, wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the investment adviser for each Portfolio. Van Kampen Investments Inc. had approximately $73 billion in assets under management as of December 31, 2001. Van Kampen Investments Inc. and Asset Management are located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

  Under an agreement with the Life Investment Trust on behalf of LIT Domestic Income, LIT Government and three other portfolios of the Life Investment Trust (the "Combined Portfolios"), both LIT Domestic Income and LIT Government pay Asset Management a monthly fee based on their pro rata shares of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

                 AVERAGE DAILY NET ASSETS                          FEE
                 ------------------------                          ---
First $500 million.........................................       0.50%
Next $500 million..........................................       0.45%
Over $1 billion............................................       0.40%

  Asset Management has voluntarily agreed to reimburse both Portfolios for all expenses as a percentage of average daily net assets in excess of 0.60% with respect to Class I Shares and 0.85% with respect to Class II Shares. Asset Management may discontinue expense reimbursements at any time.

  ANNUAL FUND OPERATING EXPENSES. The expenses of the Portfolios are compared below, as are estimated expenses of the combined portfolio, after completion of the proposed Reorganization. The estimated expenses are based upon each Portfolio's expenses as of December 31, 2001. The expenses do not include any fees or expenses charged by your insurance company.

                                 LIT DOMESTIC      LIT       LIT GOVERNMENT --
                                    INCOME      GOVERNMENT       PRO FORMA
                                   CLASS I       CLASS I          CLASS I
                                 ------------   ----------   -----------------
Management Fees................      0.50%         0.50%            0.50%
Distribution and/or Service
  (12b-1) Fees.................      None          None             None
Other Expenses.................      0.44%         0.15%            0.14%
Total Annual Operating
  Expenses.....................      0.94%         0.65%            0.64%
Fee Waivers and/or Expense
  Reimbursements*..............     <0.34%>       <0.05%>          <0.04%>
Net Expenses*..................      0.60%         0.60%            0.60%

---------------
* This amount reflects a voluntary fee waiver and/or expense reimbursement by Asset Management such that Total Annual Operating Expenses for Class I Shares of each Portfolio do not exceed 0.60%. Such fee waiver and/or expense reimbursement may be discontinued by Asset Management at any time.

                                 LIT DOMESTIC      LIT       LIT GOVERNMENT --
                                    INCOME      GOVERNMENT       PRO FORMA
                                   CLASS II      CLASS II        CLASS II
                                 ------------   ----------   -----------------
Management Fees................      0.50%         0.50%           0.50%
Distribution and/or Service
  (12b-1) Fees.................      0.25%         0.25%           0.25%
Other Expenses.................      0.44%         0.15%           0.14%
Total Annual Operating
  Expenses.....................      1.19%         0.90%           0.89%
Fee Waivers and/or Expense
  Reimbursements*..............     <0.34%>       <0.05%>         <0.04%>
Net Expenses*..................      0.85%         0.85%           0.85%

---------------
* This amount reflects a voluntary fee waiver and/or expense reimbursement by Asset Management such that Total Annual Operating Expenses for Class II Shares of each Portfolio do not exceed 0.85%. Such fee waiver and/or expense reimbursement may be discontinued by Asset Management at any time.

  DISTRIBUTION AND SERVICE. Each Portfolio has adopted a distribution plan (each a "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. Each Portfolio also adopted a service plan (each a "Service Plan") with respect to its Class II Shares. Under each Distribution Plan and Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to holders of Class II Shares and maintenance of those shareholders' accounts. Under each of the Distribution Plan and the Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Board of Trustees of each Portfolio currently limits the aggregate amount payable under its Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

  SHAREHOLDER TRANSACTION EXPENSES. Neither LIT Domestic Income nor LIT Government imposes fees on shareholder transactions.

  PURCHASES AND REDEMPTIONS. The Portfolios are offered exclusively to insurance companies for Accounts such insurance companies establish to fund Contracts. The Contract prospectus of each variable insurance or variable annuity product describes how contract holders may allocate, transfer and withdraw amounts to and from Accounts.

                         REASONS FOR THE REORGANIZATION

  In determining whether to recommend approval of the Reorganization Agreement to Shareholders of LIT Domestic Income, the Board of Trustees considered a number of factors, including, but not limited to: (i) that Asset Management currently manages the assets of each of LIT Domestic Income and LIT Government;
(ii) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of LIT Government after the proposed Reorganization; (iii) the comparative investment performance of the Portfolios; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in dilution of LIT Domestic Income Shareholder interests; (v) the compatibility of the Portfolios' investment objectives, policies, risks and restrictions; (vi) the costs estimated to be incurred by the respective Portfolios as a result of the proposed Reorganization; (vii) the future growth and performance prospects of LIT Domestic Income; and (viii) the anticipated tax consequences of the proposed Reorganization.

  In considering the Reorganization, the Board of Trustees of LIT Domestic Income reviewed information provided by Asset Management and Van Kampen Investments Inc., the parent corporation of Asset Management, relating to the anticipated impact on the Shareholders of LIT Domestic Income and Shareholders of LIT Government as a result of the proposed Reorganization. The Board of Trustees of LIT Domestic Income reviewed each Portfolio's investment objectives, policies and risks, investment restrictions, expense ratios, performance histories, transaction costs of the Reorganization, tax consequences of the Reorganization, and the market potential and growth prospects of the Portfolios. The Board of

Trustees considered information presented by Asset Management that LIT Domestic Income has experienced net outflows in four of the past five years and has been unable to reach the level of assets needed to achieve scale efficiencies.

  The Board of Trustees also considered information presented by Asset Management regarding the anticipated improvement in credit quality for LIT Domestic Income Shareholders and reduction in volatility as a result of the Reorganization. The Board of Trustees also considered information presented by Asset Management pertaining to the expected decline in average yield to maturity as a result of the Reorganization.

  In addition, based on the factors described above and other factors, the Board of Trustees of the Life Investment Trust who are not "interested persons" of LIT Domestic Income or LIT Government within the meaning of Section 2(a)(19) of the 1940 Act, determined that (i) participation in the Reorganization is in the best interests of Shareholders of LIT Domestic Income and shareholders of LIT Government, respectively, and (ii) the interests of Shareholders of LIT Domestic Income and of shareholders of LIT Government, respectively, will not be diluted as a result of the Reorganization.

                    COMPARISON OF INVESTMENT OBJECTIVES AND
                  PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

  The primary investment objective of LIT Domestic Income is to seek current income with capital appreciation as a secondary investment objective. LIT Government's investment objective is to seek to provide high current return consistent with preservation of capital. These objectives are similar to the extent they seek current income; however, LIT Domestic Income emphasizes capital appreciation as a secondary investment objective, whereas LIT Government emphasizes capital preservation. The combined Portfolio will be managed in accordance with the investment objective of LIT Government.

  The Portfolios' investment policies and strategies differ in a number of significant respects. Under normal market conditions, LIT Domestic Income invests at least 80% of its total assets in income securities rated at the time of purchase B or higher by S&P or Moody's or unrated securities judged by the Adviser to be of comparable quality. Under normal market conditions, LIT Government invests at least 80% of its total assets in debt securities issued or guaranteed by the United States government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the United States government.

  With regard to LIT Domestic Income, the Adviser considers, among other things, the security's income potential, credit quality, value, changing financial conditions, borrowing requirements, regulatory concerns and responsiveness to changes in business conditions and interest rates. The Adviser bases its investment decisions for LIT Government on an analysis of and expectations regarding interest rates and yield spreads between types of securities.

  Although both Portfolios invest in debt securities, which ordinarily entitle the holder to receive interest during the term of the security and repayment of principal at maturity, LIT Domestic Income also invests in convertible debt securities, which are bonds, debentures, notes, preferred stocks, warrants or other securities which can be exchanged for a prescribed amount of common stock or into cash, and preferred stocks, which generally have a preference as to dividends over common stock, but its dividends generally are payable only if declared by an issuer's board of directors. LIT Government invests primarily in the United States government securities and government-related securities.

  The Portfolios have a number of differing investment policies. LIT Domestic Income may not invest more than 25% of its assets in the securities of foreign issuers, whereas LIT Government does not generally invest in securities of foreign issuers. LIT Domestic Income generally does not invest in derivative instruments, whereas LIT Government may purchase or sell derivative instruments, such as options, futures contracts, option on futures contracts, interest rate swaps or other interest rate-related transactions, for various risk management and hedging purposes.

                         COMPARISON OF PRINCIPAL RISKS

  The following discussion highlights the principal risk factors associated with investments in the Portfolios. It is qualified by reference to the discussion of risk factors in each Portfolio's Prospectus and Statement of Additional Information, which are incorporated herein by reference.

  Each Portfolio is subject to market risk, which can cause the prices of each Portfolio's securities to fluctuate over time. The value of securities of both Portfolios generally varies inversely with changes in prevailing interest rates. For a given change in interest rates, the market prices of longer-maturity securities generally fluctuate more than the market prices of shorter-maturity securities. Although neither LIT Domestic Income nor LIT Government has a policy limiting the maturities of its investments, both Portfolios seek to moderate market risk by generally maintaining a portfolio duration of four to six years. Since LIT Domestic Income may invest in below investment grade securities, it may be subject to additional market risk. Lower grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities. Although securities purchased for LIT Government may be issued or guaranteed by the United States government, the shares issued by LIT Government to investors are not insured or guaranteed by the

United States government, its agencies or its instrumentalities or any other person or entity.

  Credit risk refers to an issuer's ability to make timely payments of interest and principal. LIT Government should have lower credit risk than LIT Domestic Income because it invests primarily in debt securities issued or guaranteed by the United States government, its agencies or instrumentalities. Since LIT Domestic Income may invest in securities with below investment grade credit quality, it is generally subject to a higher level of credit risk. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investments in higher-grade securities. LIT Domestic Income may incur higher expenses to protect its interest in such securities. The credit risks of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are the prices of higher-grade securities.

  Because LIT Domestic Income may own securities of foreign issuers, it may be subject to risks not associated with LIT Government. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

  Because LIT Government may purchase and sell derivative instruments, it may be subject to additional risks in comparison to LIT Domestic Income. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivatives. Derivative instruments involve risks different from the direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party in certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the investment may be illiquid.

  Since LIT Government may invest in mortgage-related securities, it is especially sensitive to prepayment risk. If interest rates fall, the principal on debt securities held by LIT Government may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by LIT Government in securities bearing the new, lower rates, resulting in a possible decline in LIT Government's income and distributions to Shareholders. However, if interest rates rise, LIT Government may be sensitive to extension risk because property owners may prepay mortgages more slowly than expected when the security was purchased by LIT Government, which may further reduce the market value of such security and lengthen the duration of the security.

                      INVESTMENT ADVISER TO THE PORTFOLIOS

  Further information about the Portfolios' investment advisers, including information regarding the fees paid to the advisers by the Portfolios, can be
found on pages [   ].

  Asset Management, a wholly owned subsidiary of Van Kampen Investments Inc., an indirect, wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the investment adviser for the Life Investment Trust. Asset Management supervises and manages all of the investment operations of both LIT Domestic Income and LIT Government.

  LIT Domestic Income is managed by the Adviser's High Yield team and the Adviser's High Grade team. Each team is made up of established investment professionals. The High Yield team currently includes Gordon Loery, an Executive Director of the Adviser. The High Grade team currently includes Angelo Manioudakis, an Executive Director of the Adviser. The composition of each team may change without notice from time to time.

  LIT Government is managed by the Adviser's High Grade team. The team is made up of established investment professionals. Current members of the team include
W. David Armstrong, a Managing Director of the Adviser, Paul O'Brien, an Executive Director of the Adviser and David Horowitz, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

                            COMPARATIVE PERFORMANCE

                             AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED
                                           DECEMBER 31, 2001
                         -----------------------------------------------------
                                                                       SINCE
       PORTFOLIO          1 YEAR    3 YEARS    5 YEARS    10 YEARS   INCEPTION
       ---------          ------    -------    -------    --------   ---------
LIT Domestic Income
  Class I..............
LIT Government Class
  I....................

                             AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED
                                           DECEMBER 31, 2000
                         -----------------------------------------------------
                                                                       SINCE
       PORTFOLIO          1 YEAR    3 YEARS    5 YEARS    10 YEARS   INCEPTION
       ---------          ------    -------    -------    --------   ---------
LIT Domestic Income
  Class II.............
LIT Government Class
  II...................

                   INFORMATION RELATING TO THE REORGANIZATION

  DESCRIPTION OF THE REORGANIZATION. The following summary is qualified in its entirety by reference to the Reorganization Agreement attached as Appendix A to the Reorganization SAI. The Reorganization Agreement provides that LIT Domestic Income will transfer all of its assets and liabilities to LIT Government. In exchange for the transfer of these assets and liabilities, LIT Government will simultaneously issue Class I and Class II Shares to LIT Domestic Income in an amount equal in value to the net asset value of the Class I and Class II Shares of LIT Domestic Income. Immediately thereafter, LIT Domestic Income will make liquidating distributions of the exchanged LIT Government shares to Shareholders' insurance accounts of LIT Domestic Income, so that a Shareholder's insurance account of LIT Domestic Income at the Effective Time of the Reorganization (as defined in the Reorganization Agreement) will receive shares of LIT Government of the same class and having the same aggregate net asset value as the shares of LIT Domestic Income held immediately before the Reorganization. Following the Reorganization, Shareholders of LIT Domestic Income will be in effect shareholders of LIT Government, and LIT Domestic Income will be terminated under state law. Asset Management will bear all expenses resulting from the Reorganization.

  LIT Domestic Income and LIT Government have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business in the Reorganization Agreement. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

    1.  the approval of the Reorganization by Shareholders;

    2. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

    3. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

    4. the truth in all material respects as of the closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Reorganization Agreement;

    5. the effectiveness under applicable law of the registration statement of LIT Government of which this Proxy Statement/Prospectus forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

    6.  the receipt of customary opinions of counsel.

  The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the Shareholders, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of Shareholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated United States federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to United States persons who hold shares of LIT Domestic Income or LIT Government as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons that may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. You must consult your own tax adviser as to the federal income tax consequences of the Reorganization, as well as the effects of state, local, and non-United States tax laws.

  If the Accounts and related Contracts are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for those Contract owners who have a portion of their annuity contract or insurance policy allocated to LIT Domestic Income.

  The Reorganization will not qualify as a tax-free reorganization for United States federal income tax purposes. Thus, LIT Domestic Income generally will recognize gain or loss equal to the difference between the fair market value of its assets and its tax basis in such assets. LIT Domestic Income anticipates that capital loss carryforwards available to it will be sufficient to offset such gains in full. Any unused excess capital loss carryforwards of LIT Domestic Income will cease to exist after the Reorganization. LIT Domestic Income expects that the amount of such unused capital loss carryforwards lost as a consequence of the Reorganization will not be material (and such lost attributes would have been significantly limited for United States federal income tax purposes even if the Reorganization qualified for tax-free treatment).

  The exchange of LIT Domestic Income shares for LIT Government shares pursuant to the Reorganization will be a taxable event for United States federal income tax purposes (as well as for state and local income tax purposes). Thus, each holder of LIT Domestic Income shares (which holder would be the Accounts, assuming they are properly structured under the insurance company provisions of the Code) will recognize gain or loss equal to the difference between the fair market value of the LIT Government shares received pursuant to the Reorganization and the holder's tax basis in its LIT Domestic Income shares. Such gain or loss will be long-term capital gain or loss if the holder's holding period for such LIT Domestic Income shares is more than one year at the Effective Time.

  The Reorganization will not be a taxable transaction for LIT Government or holders of LIT Government shares.

  CAPITALIZATION. The following table sets forth as of December 31, 2001, (i) the capitalization of LIT Domestic Income; (ii) the capitalization of LIT Government; and (iii) the capitalization of LIT Government- Pro Forma assuming the Reorganization has been approved.

                                NET ASSET VALUE

                                         NET      PER       SHARES
              PORTFOLIO                 ASSETS   SHARE    OUTSTANDING
              ---------                 ------   -----    -----------
LIT Domestic Income...................  $[    ]  $[    ]    [    ]
LIT Government........................  $[    ]  $[    ]    [    ]
LIT Government -- Pro Forma...........  $[    ]  $[    ]    [    ]

                        COMPARISON OF PURCHASE, EXCHANGE
                           AND REDEMPTION PROCEDURES

  Shares of the Portfolios are sold exclusively to insurance companies. The Reorganization will have no impact on your ability to reallocate among your insurance company's investment options, as permitted under your Contract.

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

  FINANCIAL STATEMENTS. The financial statements of LIT Domestic Income contained in the Life Investment Trust's annual report to shareholders for the fiscal year ended December 31, 2001, have been audited by Ernst & Young LLP ("Ernst & Young"), 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors. The financial statements of LIT Government contained in its annual report to shareholders for the fiscal year ended December 31, 2001 have also been audited by Ernst and Young, its independent auditors. These financial statements are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Portfolios.

  PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Portfolios' independent auditor effective May 25, 2000. The cessation of the client-auditor relationship between the Portfolios and PWC was based on a possible business relationship by PWC with an affiliate of the Portfolios' investment adviser. The change in independent auditors was approved by the Portfolios' audit committees and the Portfolios' respective Boards of Trustees, including Trustees who are not "interested persons" of the Portfolios (as defined in the 1940 Act).

  Unaudited pro forma financial statements reflecting LIT Government -- Pro Forma after the proposed Reorganization are contained in the Statement of Additional Information dated March 11, 2002, relating to this Proxy Statement/ Prospectus. A copy of either Portfolio's annual report may be obtained by
writing to Van Kampen Life Investment Trust, or by calling 1-800-[    ] or by
contacting your insurance company.

  LEGAL MATTERS. Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Chicago, Illinois 60606, serves as counsel to the Life Investment Trust and will render opinions concerning the outstanding shares of LIT Domestic Income and the issuance of LIT Government shares.

                  THE BOARD OF TRUSTEES OF LIT DOMESTIC INCOME
                          RECOMMENDS THAT YOU VOTE FOR
                   APPROVAL OF THE REORGANIZATION AGREEMENT.

                                 VOTING MATTERS

  GENERAL INFORMATION. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Life Investment Trust in connection with the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Life Investment Trust and your insurance company may also solicit proxies by telephone, facsimile, or in person. The cost of solicitation will be borne, directly or indirectly, by Asset Management.

  VOTING RIGHTS AND REQUIRED VOTE. Each share of beneficial interest of LIT Domestic Income is entitled to one vote, and a proportionate fractional vote for each fractional share held. Approval of the Reorganization Agreement with respect to LIT Domestic Income requires the affirmative vote of a majority of the shares of LIT Domestic Income outstanding and entitled to vote. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Life Investment Trust a specific written notice of revocation.

  Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization Agreement. Abstentions do not constitute votes "For" a proposal and will have the same effect as votes "Against" a proposal. A majority of the outstanding shares of LIT Domestic Income entitled to vote must be present in person or by proxy in order to have a quorum to conduct business at the Special Meeting. Abstentions will be deemed present for the purpose of determining whether a quorum is present.

  If you do not return a voting instruction card at all, the shares of each Account will be voted in the same proportion as shares for which instructions have been received from other owners of such Accounts.

  It is not anticipated that any matters other than the adoption of the Reorganization Agreement will be brought before the Special Meeting. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

  If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a reasonable period of time to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of the votes cast on the proposal in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The costs of any additional solicitation and of any adjournment will be borne by Asset Management.

  RECORD DATE AND OUTSTANDING SHARES. Only Shareholders of record of LIT Domestic Income at the close of business on February 15, 2002 (the "Record Date") are entitled to notice of and to instruct their insurance company how to vote at the Special Meeting and any postponement or adjournment thereof. At the close of business on the Record Date there were outstanding and entitled to vote
[         ] shares of beneficial interest of LIT Domestic Income.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. Accounts will vote on the proposed Reorganization as instructed by Shareholders. Thus, Accounts do not control the Portfolio as a result of their ownership.

  The following persons owned 5% or more of LIT Domestic Income's outstanding shares as of February 15, 2002.

                                   PERCENTAGE OF LIT         PERCENTAGE OF LIT
                                    DOMESTIC INCOME       GOVERNMENT -- PRO FORMA
                                  SHARES OWNED BEFORE       SHARES OWNED AFTER
                                PROPOSED REORGANIZATION   PROPOSED REORGANIZATION
                                -----------------------   -----------------------


  The following persons owned 5% or more of LIT Government's outstanding shares as of February 15, 2002:

                                   PERCENTAGE OF LIT         PERCENTAGE OF LIT
                                   GOVERNMENT SHARES      GOVERNMENT -- PRO FORMA
                                     OWNED BEFORE           SHARES OWNED AFTER
                                PROPOSED REORGANIZATION   PROPOSED REORGANIZATION
                                -----------------------   -----------------------


  For regulatory reasons, shares of the Portfolios are only available to separate accounts of participating insurance companies, thus neither members of the Board of Trustees nor officers of the Life Investment Trust own any shares of LIT Domestic Income and LIT Government.

  EXPENSES. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Life Investment Trust, Asset Management,
your insurance company or by [         ], a solicitation firm located in
[                  ], which has been engaged to assist in proxy solicitation at
an estimated cost of approximately $[    ]. All costs of solicitation (including
the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by Asset Management.

                                 OTHER BUSINESS

  The Board of Trustees of the Life Investment Trust knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of voting instruction card.

                             SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Van Kampen Life Investment Trust in writing at the address on the cover page of this Proxy Statement/ Prospectus or by telephoning 1-800-341-2929.

  SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
                                       By the Order of the Board of Trustees,

                                       Sara L. Badler
                                       Assistant Secretary

                        VAN KAMPEN LIFE INVESTMENT TRUST
                             ON BEHALF OF ITS SERIES
                              GOVERNMENT PORTFOLIO
                                 CLASS I SHARES
                      SUPPLEMENT DATED JULY 24, 2001 TO THE
                        PROSPECTUS DATED APRIL 18, 2001

    The Prospectus is hereby supplemented as follows:

    (1) The section entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

    PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's High Grade team. The team is made up of established investment professionals. Current members of the team include W. David Armstrong, a Managing Director of the Adviser, Paul O'Brien, an Executive Director of the Adviser and David Horowitz, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

    (2) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES AND OFFICERS--OFFICERS" is hereby amended by deleting the OFFICERS section in its entirety and revising the heading to "BOARD OF TRUSTEES".

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                   LIT SPT GVI 7/01

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST
                             GOVERNMENT  PORTFOLIO

The Government Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital.
Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                    This Prospectus is dated APRIL 18, 2001

                                 CLASS I SHARES
                                   PROSPECTUS

                            (SHARES OFFERED PRIOR TO
                               APRIL 28, 2000 ARE
                           DESIGNATED CLASS I SHARES)

                         [VAN KAMPEN INVESTMENTS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3

Van Kampen Life Investment Trust General
  Information......................................   6

Investment Objective, Policies and Risks...........   6

Investment Advisory Services.......................  12

Purchase of Shares.................................  13

Redemption of Shares...............................  14

Dividends, Distributions and Taxes.................  14

Financial Highlights...............................  16

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market conditions, the Portfolio may invest up to 20% of its total assets in government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly issued or guaranteed by instrumentalities of the U.S. government, privately issued certificates representing "stripped" U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities. The Portfolio's investment adviser purchases and sells securities for the Portfolio with a view toward seeking a high level of current income based on the investment adviser's analysis of and expectations regarding interest rates and yield spreads between types of securities. The Portfolio may purchase and sell certain derivative instruments, such as options, futures, options on futures and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis.

                                INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. The value of debt securities tend to fall as interest rates rise and such declines tend to be greater among debt securities with longer maturities or longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio's investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of four to six years. This means that the Portfolio generally is subject to greater market risk than a portfolio investing solely in shorter-term securities but lesser market risk than a portfolio investing solely in longer-term securities. The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related securities, like traditional debt securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). Additionally, mortgage-related securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of debt securities, such as zero-coupon securities or mortgage-related stripped securities, which do not make regular or periodic interest payments. As interest rates change, these securities often fluctuate more in price than securities that make current interest payments. Therefore, the Portfolio may be subject to greater market risk than a portfolio that does not own these types of securities.

Investments in when-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuation.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Portfolio because it invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities.

INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Portfolio may drop as well. The more the Portfolio invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Portfolio's income risk.

PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Portfolio may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.

The Portfolio may invest in mortgage-related securities, which are especially sensitive to prepayment risk because property owners often refinance their mortgages when interest rates drop.

EXTENSION RISK. The value of debt securities tends to fall as interest rates rise. For mortgage-related securities, if interest rates rise, property owners may prepay mortgages more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of the security.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and interest rate swaps or other interest-rate related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and investment strategies, the Portfolio may be appropriate for investors who:

- Seek high current return consistent with preservation of capital

- Wish to add to their investment holdings a portfolio that invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this Prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.
[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1991                                                                             16.23
1992                                                                              5.73
1993                                                                              7.86
1994                                                                             -4.63
1995                                                                             17.17
1996                                                                              2.12
1997                                                                              9.61
1998                                                                              8.59
1999                                                                             -3.36
2000                                                                             12.40

The Portfolio's return for the three-month period ended March 31, 2001 for Class I Shares was 2.37%. As a result of market activity, current performance may vary from the figures shown.

During the ten-year period shown in the bar chart, the highest quarterly return for Class I Shares was 5.71% (for the quarter ended September 30, 1991) and the lowest quarterly return for Class I Shares was -3.98% (for the quarter ended March 31, 1994).
                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Lehman Brothers Mutual Fund Government/Mortgage Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures listed below do not include sales charges or other expenses at the contract level that would be paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.

     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past       Past
    December 31, 2000  1 Year   5 Years   10 Years
------------------------------------------------------
    Van Kampen
    Government
    Portfolio
    -- Class I Shares  12.40%    5.72%     6.94%
 ......................................................
    Lehman Brothers
    Mutual Fund
    Government/Mortgage
    Index              12.29%    6.64%     7.88%
 ......................................................

* The Lehman Brothers Mutual Fund Government/Mortgage Index is an unmanaged index comprised of U.S. government treasuries and agency mortgage-backed securities.

                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Government Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio generally are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market conditions, the Portfolio may invest up to 20% of its total assets in other government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly issued or guaranteed by instrumentalities of the U.S. government, privately issued certificates representing "stripped" U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities. While securities purchased for the Portfolio's investments may be issued or guaranteed by the U.S. government, the shares issued by the Portfolio to investors are not insured or guaranteed by the U.S. government, its agencies or its instrumentalities or any other person or entity. For more information on the Portfolio's investments, see "U.S. Government Securities" and "Government-Related Securities" below.

The value of debt securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. While the Portfolio has no policy limiting the maturities of the individual debt securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration of four to six years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.

                                   UNDERSTANDING
                                     MATURITIES

    A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

                       Term       Maturity Level
      ------------------------------------------------
                  1-3 years       Short
      ................................................
                 4-10 years       Intermediate
      ................................................
         More than 10 years       Long
      ................................................

                                   UNDERSTANDING
                                      DURATION

    Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero-coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.

The Portfolio may invest in mortgage-related or mortgage-backed securities. The values of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.

The Portfolio may purchase debt securities at a premium over the principal or face value to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

To hedge against changes in interest rates, the Portfolio may enter into certain derivative transactions, such as the purchase or sale of options, futures contracts and options on futures contracts and interest rate swaps or other interest rate-related transactions. By using such instruments, the Portfolio seeks to limit its exposure to adverse interest rate changes, but the Portfolio also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of such instruments may result in a higher portfolio turnover rate than if the Portfolio had not purchased or sold such instruments. See "Interest Rate Transactions" and "Using Options, Futures Contracts and Options on Futures Contracts."

The Portfolio also may purchase or sell U.S. government securities on a forward commitment basis. See "When-Issued and Delayed Delivery Securities" below.

The Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. government agencies or instrumentalities in the amounts necessary to permit the Accounts to meet certain diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), at the end of each quarter of the year (or within 30 days thereafter). See "Dividends, Distributions and Taxes." In the event the Portfolio does not meet the diversification requirements of Section 817(h) of the Code, the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their share of the dividends and distributions paid by the Portfolio.

U.S. GOVERNMENT SECURITIES. Debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the U.S.; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.

MORTGAGE-RELATED SECURITIES. Mortgage loans securing real property made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are what this Prospectus calls "mortgage-related securities." Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S. whose securities and guarantees are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the U.S. Although the Secretary of the Treasury of the U.S. has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the U.S. government nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.

The yield and payment characteristics of mortgage-related securities differ from traditional debt securities. Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities (such as the Portfolio), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-related securities. The value of mortgage-related securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-related securities, however, may benefit less than traditional debt securities from declining interest rates because a property owner is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, mortgage-related securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of such security).

The Portfolio may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt obligations collateralized by a pool of mortgage loans or mortgaged-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities generally are subject to market risk, prepayment risk and extension risk like other mortgage-related securities. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). CMOs or REMICs issued or guaranteed by agencies or instrumentalities of the U.S. government are treated by the Portfolio as U.S. government securities.

GOVERNMENT-RELATED SECURITIES. Under normal market conditions, the Portfolio may invest up to 20% of its assets in, among other things, government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government, privately issued certificates representing stripped U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities.

The Portfolio may invest in private mortgage-related securities ("Private Pass-Throughs") as opposed to mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government such as GNMA, FNMA, and FHLMC, only if such Private Pass-Throughs are rated at the time of purchase in the two highest grades by a nationally recognized statistical rating agency ("NRSRO") or in any unrated debt security considered by the Portfolio's investment adviser to be of comparable quality. CMOs and REMICs issued by private entities and not directly guaranteed by any government agency or instrumentality are secured by the underlying collateral of the private issuer. The Portfolio will invest in such privately issued securities only if: they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities and they are rated at the time of purchase in the two highest grades by a NRSRO. A more complete description of security ratings is contained in the Portfolio's Statement Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

The Portfolio may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Portfolio to be U.S. government securities. The principal only securities are not entitled to any periodic payments of interest prior to maturity. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a principal only security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. The Portfolio is required to distribute substantially all of its investment company taxable income each year and, to generate sufficient cash to make distributions of such income, the Portfolio may have to dispose of securities that it would otherwise continue to hold, which, in some cases may be disadvantageous to the Portfolio.

Stripped mortgage-related securities (hereinafter referred to as "stripped mortgage securities") are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of principal only securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. The Portfolio is required to distribute substantially all of its investment company taxable income each year, and, to generate sufficient cash to make distributions of such income, the Portfolio may have to dispose of securities that it would otherwise continue to hold, which, in some cases, may be disadvantageous to the Portfolio.

Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Portfolio will follow established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped mortgage securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.

INTEREST RATE TRANSACTIONS. The Portfolio may, but is not required to, enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps, caps, floors and collars will be treated as illiquid securities for the purposes of the Portfolio's investment restriction limiting investment in illiquid securities. Besides liquidity, such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs. A more complete discussion of interest rate transactions and their risks is contained in the Portfolio's Statement of Additional Information.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell U.S. government securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the Forward Commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction, should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to further the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing bond index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.

If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling bond index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.

As an alternative to futures contracts, the Portfolio can engage in options (or bond index options or bond index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines below a specified level. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.

The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In addition to futures contracts and options on securities, the Portfolio may engage in foreign currency futures contracts and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of such instruments include the risk of default by the other party to certain transactions. The Portfolio may incur losses that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.

A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Portfolio's Statement of Additional Information.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 5% of the Portfolio's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or for other reasons. The Portfolio's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in short term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for high current return on these securities will tend to be lower than the potential for high current return on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio temporarily would not be pursuing and may not achieve its investment objective of high current return.

                              INVESTMENT ADVISORY
                                    SERVICES

THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $81 billion under management or supervision as of March 31, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

                                     % Per
       Average Daily Net Assets      Annum
----------------------------------------------
    First $500 million               0.50%
 ..............................................
    Next $500 million                0.45%
 ..............................................
    Over $1 billion                  0.40%
 ..............................................

Applying this fee schedule, the effective advisory fee rate was 0.50% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2000. After voluntary fee waivers, the effective advisory fee rate was 0.31% for the fiscal year ended December 31, 2000. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or the Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. Ted V. Mundy III has been a Senior Vice President of the Adviser and Advisory Corp. since December 2000, and has been Vice President of Advisory Corp. since June 1995 and Vice President of the Adviser since September 1994. From September 1990 to June 1994, he was a portfolio manager with AMR Investment Services Inc. Mr. Mundy has been primarily responsible for the day-to-day management of the Portfolio's investments since January 2001.

                               PURCHASE OF SHARES

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio generally offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuities contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day that the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments of the Portfolio are valued as described in the notes to the financial statements in the Statement of Additional Information.

                              REDEMPTION OF SHARES

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES

All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.

Interest earned from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the dividends received deduction for corporations.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance company as long-term capital gains, regardless of how long the shares of the Portfolio have been held by the insurance company. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.

As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information, for the fiscal year ended December 31, 2000, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended December 31, 1999, 1998, 1997 and 1996 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                   Year Ended December 31,
                CLASS I                        2000           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................      $ 8.82         $ 9.59         $ 8.92         $ 8.67         $ 9.06
                                              ------         ------         ------         ------         ------

  Net Investment Income.................         .56            .53            .52            .56            .57
  Net Realized and Unrealized
     Gain/Loss..........................         .48           (.84)           .24            .23           (.39)
                                              ------         ------         ------         ------         ------

Total From Investment Operations........        1.04           (.31)           .76            .79            .18

Less Distributions from and in Excess of
  Net Investment Income.................         .56            .46            .09            .54            .57
                                              ------         ------         ------         ------         ------

Net Asset Value, End of the Period......      $ 9.30         $ 8.82         $ 9.59         $ 8.92         $ 8.67
                                              ======         ======         ======         ======         ======

Total Return*...........................      12.40%         -3.36%          8.59%          9.61%          2.12%
Net Assets at End of the Period (In
  millions).............................      $ 55.1         $ 53.3         $ 57.1         $ 52.6         $ 57.3
Ratio of Expenses to Average Net
  Assets*...............................        .60%           .60%           .60%           .60%           .60%
Ratio of Net Investment Income to
  Average Net Assets*...................       6.14%          5.92%          5.74%          6.51%          6.56%
Portfolio Turnover......................        180%            92%           107%           119%           143%

*If certain expenses had not been
 assumed by the Adviser, Total Return
 would have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets................................        .79%           .74%           .73%           .74%           .80%
Ratio of Net Investment Income to
  Average Net Assets....................       5.95%          5.78%          5.61%          6.37%          6.36%

                               BOARD OF TRUSTEES
                                  AND OFFICERS

                               BOARD OF TRUSTEES

J. Miles Branagan         Jack E. Nelson
Jerry D. Choate           Richard F. Powers, III*
Linda Hutton Heagy        Phillip B. Rooney
R. Craig Kennedy          Wayne W. Whalen*
Mitchell M. Merin*        Suzanne H. Woolsey

                                    OFFICERS

Richard F. Powers, III*
President

Stephen L. Boyd*
Executive Vice President and Chief Investment Officer

A. Thomas Smith III*
Vice President and Secretary

John H. Zimmermann, III*
Vice President

Michael H. Santo*
Vice President

Richard A. Ciccarone*
Vice President

John R. Reynoldson*
Vice President

John L. Sullivan*
Vice President, Chief Financial Officer and Treasurer

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2929
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

WEB SITE
www.vankampen.com

VAN KAMPEN LIFE INVESTMENT TRUST
-- GOVERNMENT PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust -- Government Portfolio

Custodian

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110
Attn: Van Kampen Life Investment Trust
-- Government Portfolio

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST
                             GOVERNMENT  PORTFOLIO

                                 CLASS I SHARES
                                   PROSPECTUS

                                 APRIL 18, 2001

A Statement of Additional Information, which contains more details about the Trust and the Government Portfolio, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833.

Information about the Trust and the Government Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                         [VAN KAMPEN INVESTMENTS LOGO]

The Portfolio's Investment Company Act File No. is 811-4424.
                                                               LIT PRO GV I 4/01

                        VAN KAMPEN LIFE INVESTMENT TRUST
                             ON BEHALF OF ITS SERIES
                              GOVERNMENT PORTFOLIO
                                CLASS II SHARES

                      SUPPLEMENT DATED JULY 24, 2001 TO THE
                        PROSPECTUS DATED APRIL 18, 2001

    The Prospectus is hereby supplemented as follows:

    (1) The section entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

    PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's High Grade team. The team is made up of established investment professionals. Current members of the team include W. David Armstrong, a Managing Director of the Adviser, Paul O'Brien, an Executive Director of the Adviser and David Horowitz, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

    (2) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES AND OFFICERS--OFFICERS" is hereby amended by deleting the OFFICERS section in its entirety and revising the heading to "BOARD OF TRUSTEES".

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                    LIT SPT GV2 7/01

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST
                             GOVERNMENT  PORTFOLIO

The Government Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital.
Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                    This Prospectus is dated APRIL 18, 2001

                                CLASS II SHARES
                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3

Van Kampen Life Investment Trust General
  Information.....................................   6

Investment Objective, Policies and Risks..........   6

Investment Advisory Services......................  12

Purchase of Shares................................  13

Redemption of Shares..............................  14

Dividends, Distributions and Taxes................  14

Financial Highlights..............................  16

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market conditions, the Portfolio may invest up to 20% of its total assets in government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly issued or guaranteed by instrumentalities of the U.S. government, privately issued certificates representing "stripped" U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities. The Portfolio's investment adviser purchases and sells securities for the Portfolio with a view toward seeking a high level of current income based on the investment adviser's analysis of and expectations regarding interest rates and yield spreads between types of securities. The Portfolio may purchase and sell certain derivative instruments, such as options, futures, options on futures and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis.

                                INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. The value of debt securities tend to fall as interest rates rise and such declines tend to be greater among debt securities with longer maturities or longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio's investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of four to six years. This means that the Portfolio generally is subject to greater market risk than a portfolio investing solely in shorter-term securities but lesser market risk than a portfolio investing solely in longer-term securities. The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related securities, like traditional debt securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). Additionally, mortgage-related securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of debt securities, such as zero-coupon securities or mortgage-related stripped securities, which do not make regular or periodic interest payments. As interest rates change, these securities often fluctuate more in price than securities that make current interest payments. Therefore, the Portfolio may be subject to greater market risk than a portfolio that does not own these types of securities.

Investments in when-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuation.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Portfolio because it invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities.

INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Portfolio may drop as well. The more the Portfolio invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Portfolio's income risk.

PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Portfolio may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.

The Portfolio may invest in mortgage-related securities, which are especially sensitive to prepayment risk because property owners often refinance their mortgages when interest rates drop.

EXTENSION RISK. The value of debt securities tends to fall as interest rates rise. For mortgage-related securities, if interest rates rise, property owners may prepay mortgages more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of the security.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and interest rate swaps or other interest-rate related transactions are examples of derivatives instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and investment strategies, the Portfolio may be appropriate for investors who:

- Seek high current return consistent with preservation of capital

- Wish to add to their investment holdings a portfolio that invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio* over the ten calendar years prior to the date of this Prospectus. Sales charges and other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1990                                                                              8.31
1991                                                                             16.23
1992                                                                              5.73
1993                                                                              7.86
1994                                                                             -4.63
1995                                                                             17.17
1996                                                                              2.12
1997                                                                              9.61
1998                                                                              8.59
1999                                                                             -3.36

* Class II Shares of the Portfolio were first sold on December 15, 2000 and do not have a full calendar year of return information to report. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares. Return information for the Portfolio's Class II Shares will be shown in future prospectuses offering the Portfolio's Class II Shares after the Portfolio's Class II Shares have a full calendar year of return information.

The Portfolio's return for the three-month period ended March 31, 2001 for Class I Shares was 2.37%. As a result of market activity, current performance may vary from the figures shown.

During the ten-year period shown in the bar chart, the highest quarterly return for Class I Shares was 5.71% (for the quarter ended September 30, 1991) and the lowest quarterly return for Class I Shares was -3.98% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Lehman Brothers Mutual Fund Government/Mortgage Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures listed below do not include sales charges or other expenses at the contract level that would be paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.

     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past       Past
    December 31, 2000  1 Year   5 Years   10 Years
------------------------------------------------------
    Van Kampen
    Government
    Portfolio
    -- Class I
    Shares**           12.40%    5.72%     6.94%
 ......................................................
    Lehman Brothers
    Mutual Fund
    Government/Mortgage
    Index              12.29%    6.64%     7.88%
 ......................................................

* The Lehman Brothers Mutual Fund Government/Mortgage Index is an unmanaged index comprised of U.S. government treasuries and agency mortgage-backed securities.

** Class II Shares of the Portfolio were first sold on December 15, 2000 and do not have a full calendar year of return information to report. The returns shown for the Comparative Performance chart above are for the Class I Shares of the (which are offered in a separate prospectus). The annual return variability of the the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the actual annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares. Return information for the Portfolio's Class II Shares will be shown in future prospectuses offering the Portfolio's Class II Shares after the Portfolio's Class II Shares have a full calendar year of return information.

                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Government Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio generally are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by agencies, instrumentalities of the U.S. government. Under normal market conditions, the Portfolio may invest up to 20% of its total assets in government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly issued or guaranteed by instrumentalities of the U.S. government, privately issued certificates representing "stripped" U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities. While securities purchased for the Portfolio's investments may be issued or guaranteed by the U.S. government, the shares issued by the Portfolio to investors are not insured or guaranteed by the U.S. government, its agencies or its instrumentalities or any other person or entity. For more information on the Portfolio's investments, see "U.S. Government Securities" and "Government-Related Securities" below.

The value of debt securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. While the Portfolio has no policy limiting the maturities of the individual debt securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration of four to six years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.

                                   UNDERSTANDING
                                     MATURITIES

    A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

                       Term         Maturity Level
      ------------------------------------------------
                  1-3 years         Short
      ................................................
                 4-10 years         Intermediate
      ................................................
         More than 10 years         Long
      ................................................

                                 UNDERSTANDING
                                    DURATION

    Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero-coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.

The Portfolio may invest in mortgage-related or mortgage-backed securities. The values of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.

The Portfolio may purchase debt securities at a premium over the principal or face value to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

To hedge against changes in interest rates, the Portfolio may enter into certain derivative transactions, such as the purchase or sale of options, futures contracts and options on futures contracts and interest rate swaps or other interest rate-related transactions. By using such instruments, the Portfolio seeks to limit its exposure to adverse interest rate changes, but the Portfolio also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of such instruments may result in a higher portfolio turnover rate than if the Portfolio had not purchased or sold such instruments. See "Interest Rate Transactions" and "Using Options, Futures Contracts and Options on Futures Contracts."

The Portfolio also may purchase or sell U.S. government securities on a forward commitment basis. See "When-Issued and Delayed Delivery Securities" below.

The Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. government agencies or instrumentalities in the amounts necessary to permit the Accounts to meet certain diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), at the end of each quarter of the year (or within 30 days thereafter). See "Dividends, Distributions and Taxes." In the event the Portfolio does not meet the diversification requirements of Section 817(h) of the Code, the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their share of the dividends and distributions paid by the Portfolio.

U.S. GOVERNMENT SECURITIES. Debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the U.S.; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.

MORTGAGE-RELATED SECURITIES. Mortgage loans securing real property made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are what this Prospectus calls "mortgage-related securities." Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S. whose securities and guarantees are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the U.S. Although the Secretary of the Treasury of the U.S. has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the U.S. government nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.

The yield and payment characteristics of mortgage-related securities differ from traditional debt securities. Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities (such as the Portfolio), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-related securities. The value of mortgage-related securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-related securities, however, may benefit less than traditional debt securities from declining interest rates because a property owner is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, mortgage-related securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of such security).

The Portfolio may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt obligations collateralized by a pool of mortgage loans or mortgaged-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities generally are subject to market risk, prepayment risk and extension risk like other mortgage-related securities. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). CMOs or REMICs issued or guaranteed by agencies or instrumentalities of the U.S. government are treated by the Portfolio as U.S. government securities.

GOVERNMENT-RELATED SECURITIES. Under normal market conditions, the Portfolio may invest up to 20% of its assets in, among other things, government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government, privately issued certificates representing stripped U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities.

The Portfolio may invest in private mortgage-related securities ("Private Pass-Throughs") as opposed to mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government such as GNMA, FNMA, and FHLMC, only if such Private Pass-Throughs are rated at the time of purchase in the two highest grades by a nationally recognized statistical rating agency ("NRSRO") or in any unrated debt security considered by the Portfolio's investment adviser to be of comparable quality. CMOs and REMICs issued by private entities and not directly guaranteed by any government agency or instrumentality are secured by the underlying collateral of the private issuer. The Portfolio will invest in such privately issued securities only if: they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities and they are rated at the time of purchase in the two highest grades by a NRSRO. A more complete description of security ratings is contained in the Portfolio's Statement Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

The Portfolio may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Portfolio to be U.S. government securities. The principal only securities are not entitled to any periodic payments of interest prior to maturity. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a principal only security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. The Portfolio is required to distribute substantially all of its investment company taxable income each year and, to generate sufficient cash to make distributions of such income, the Portfolio may have to dispose of securities that it would otherwise continue to hold, which, in some cases may be disadvantageous to the Portfolio.

Stripped mortgage-related securities (hereinafter referred to as "stripped mortgage securities") are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of principal only securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. The Portfolio is required to distribute substantially all of its investment company taxable income each year, and, to generate sufficient cash to make distributions of such income, the Portfolio may have to dispose of securities that it would otherwise continue to hold, which, in some cases, may be disadvantageous to the Portfolio.

Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Portfolio will follow established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped mortgage securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.

INTEREST RATE TRANSACTIONS. The Portfolio may, but is not required to, enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps, caps, floors and collars will be treated as illiquid securities for the purposes of the Portfolio's investment restriction limiting investment in illiquid securities. Besides liquidity, such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs. A more complete discussion of interest rate transactions and their risks is contained in the Portfolio's Statement of Additional Information.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell U.S. government securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the Forward Commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction, should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to further the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing bond index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.

If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling bond index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.

As an alternative to futures contracts, the Portfolio can engage in options (or bond index options or bond index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines below a specified level. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.

The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In addition to futures contracts and options on securities, the Portfolio may engage in foreign currency futures contracts and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of such instruments includes the risks of default by the other party to certain transactions. The Portfolio may incur losses that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.

A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Portfolio's Statement of Additional Information.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 5% of the Portfolio's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Portfolio's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in short term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for high current return on these securities will tend to be lower than the potential for high current return on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio temporarily would not be pursuing and may not achieve its investment objective of high current return.

                              INVESTMENT ADVISORY
                                    SERVICES

THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $81 billion under management or supervision as of March 31, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement") on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

      Average Daily Net Assets    % Per Annum
-------------------------------------------------
    First $500 million               0.50%
 .................................................
    Next $500 million                0.45%
 .................................................
    Over $1 billion                  0.40%
 .................................................

Applying this fee schedule, the effective advisory fee rate was 0.50% of the Portfolio's average daily net assets for the Portfolio's fiscal period ended December 31, 2000. After voluntary fee waivers, the effective advisory fee rate was 0.31% for the fiscal period ended December 31, 2000. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. Ted V. Mundy III has been a Senior Vice President of the Adviser and Advisory Corp. since 2000, and has been Vice President of Advisory Corp. since June 1995 and Vice President of the Adviser since September 1994. From September 1990 to June 1994, he was a portfolio manager with AMR Investment Services, Inc. Mr. Mundy has been primarily responsible for the day-to-day management of the Portfolio's investments since January 2001.

                               PURCHASE OF SHARES

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio generally offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its

Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day that the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments of the Portfolio are valued as described in the notes to the financial statements in the Statement of Additional Information.

                              REDEMPTION OF SHARES

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES

All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.

Interest earned from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the

Portfolios are subject to the diversification requirements of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the dividends received deduction for corporations.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance company as long-term capital gains, regardless of how long the shares of the Portfolio have been held by the insurance company. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.

As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the period indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal period ended December 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                    December 15, 2000
                                                                     (Commencement of
                                                                  Investment Operations)
                          CLASS II                                    to December 31
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................              $ 9.28
                                                                          ------

  Net Investment Income.....................................                 .02
  Net Realized and Unrealized Gain/Loss.....................                 .01
                                                                          ------

Total From Investment Operations............................                 .03

Net Asset Value, End of the Period..........................              $ 9.31
                                                                          ======

Total Return (a)**..........................................                .32%*
Net Assets at End of the Period (In thousands)..............              $  1.0
Ratio of Expenses to Average Net Assets**...................                .85%
Ratio of Net Investment Income to Average Net Assets**......               5.61%
Portfolio Turnover..........................................                180%

*Non-annualized

**If certain expenses had not been assumed by the Adviser,
  total return would have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net Assets.....................               1.40%
Ratio of Net Investment Income to Average Net Assets........               5.06%

(a) This return includes Rule 12b-1 fees of up to .25%.

                               BOARD OF TRUSTEES
                                  AND OFFICERS

                               BOARD OF TRUSTEES

J. Miles Branagan         Jack E. Nelson
Jerry D. Choate           Richard F. Powers, III*
Linda Hutton Heagy        Phillip B. Rooney
R. Craig Kennedy          Wayne W. Whalen*
Mitchell M. Merin*        Suzanne H. Woolsey

                                    OFFICERS

Richard F. Powers, III*
President

Stephen L. Boyd*
Executive Vice President and Chief Investment Officer

A. Thomas Smith III*
Vice President and Secretary

John H. Zimmermann, III*
Vice President

Michael H. Santo*
Vice President

Richard A. Ciccarone*
Vice President

John R. Reynoldson*
Vice President

John L. Sullivan*
Vice President, Chief Financial Officer and Treasurer

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2929
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

WEB SITE
www.vankampen.com

VAN KAMPEN LIFE INVESTMENT TRUST -- GOVERNMENT PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust -- Government Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110
Attn: Van Kampen Life Investment Trust -- Government Portfolio

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST
                             GOVERNMENT  PORTFOLIO

                                CLASS II SHARES
                                   PROSPECTUS
                                 APRIL 18, 2001

A Statement of Additional Information, which contains more details about the Trust and the Government Portfolio, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833.

Information about the Trust and the Government Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                [VAN KAMPEN INVESTMENTS LOGO]

The Portfolio's Investment Company Act File No. is 811-4424.
                                                                   LIT PRO GV II
4/01

     THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                SUBJECT TO COMPLETION -- DATED JANUARY 16, 2002

                        VAN KAMPEN LIFE INVESTMENT TRUST

                                1 PARKVIEW PLAZA

                     OAKBROOK TERRACE, ILLINOIS 60181-5555

                                 (800) 421-5666

                      STATEMENT OF ADDITIONAL INFORMATION
             VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO
             RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES
           VAN KAMPEN LIFE INVESTMENT TRUST DOMESTIC INCOME PORTFOLIO
                              DATED MARCH 11, 2001

                             ---------------------

     This Statement of Additional Information provides information about the Government Portfolio ("LIT Government") of the Van Kampen Life Investment Trust (the "Life Investment Trust"), an open-end management investment company, in addition to information contained in the Proxy Statement/Prospectus of LIT Government, dated March 11, 2002, which also serves as the proxy statement of the Domestic Income Portfolio ("LIT Domestic Income") of the Life Investment Trust, an open-end management investment company, in connection with the issuance of Class I and II Shares of LIT Government to the accounts of shareholders of LIT Domestic Income. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Proxy Statement/Prospectus (dated March 11, 2001) into which it has been incorporated by reference and which may be obtained by contacting LIT Government at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 (telephone no. (630) 684-6000 or (800) 421-5666).

                             ---------------------

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
PROPOSED REORGANIZATION.....................................   S-2
ADDITIONAL INFORMATION ABOUT LIT GOVERNMENT AND LIT DOMESTIC
  INCOME....................................................   S-2
FINANCIAL STATEMENTS........................................   S-2

     LIT Government will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION

     The shareholders of LIT Domestic Income are being asked to approve an acquisition of all the assets of the LIT Domestic Income solely in exchange for Class I and II Shares of LIT Government and LIT Government's assumption of the liabilities of LIT Domestic Income (the "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the Life Investment Trust on behalf of LIT Government and the Life Investment Trust on behalf of LIT Domestic Income (the "Reorganization Agreement"). A copy of the form of the Reorganization Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT LIT GOVERNMENT AND LIT DOMESTIC INCOME

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Life Investment Trust, dated April 18, 2001, as supplemented, insofar as it relates to LIT Government and LIT Domestic Income, but not as it relates to any other portfolio of the Life Investment Trust, attached as Appendix B to this Statement of Additional Information.

FINANCIAL STATEMENTS

     The audited financial statements of LIT Government for the fiscal year ended December 31, 2001 are included herewith as Appendix C. The audited financial statements of LIT Domestic Income for the fiscal year ended December 31, 2001 are included herewith as Appendix D.

PRO FORMA FINANCIAL STATEMENTS

     Set forth in Appendix E hereto are unaudited pro forma financial statements of LIT Government giving effect to the Reorganization which include: (i) Pro Forma Condensed Statement of Assets and Liabilities at December 31, 2001, (ii) Pro Forma Condensed Statement of Operations for the fiscal year ended December 31, 2001, and (iii) Pro Forma Portfolio of Investments at December 31, 2001.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement") is made as of
[          ], 2002, by and between Van Kampen Life Investment Trust, a registered investment company, SEC File No. 811-4424 (the "Trust"), on behalf of its series, the Domestic Income Portfolio (the "Acquired Portfolio") and Van Kampen Life Investment Trust, on behalf of its series, the Government Portfolio (the "Acquiring Portfolio").

                                  WITNESSETH:

     WHEREAS, the Board of Trustees of the Acquiring Portfolio (the "Acquiring Portfolio Board") and the Board of Directors of the Acquired Portfolio (the "Acquired Portfolio Board") have determined that entering into this Agreement for the Acquiring Portfolio to acquire the assets and liabilities of the Acquired Portfolio is in the best interests of the shareholders of each respective Portfolio;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION

     A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Acquired Portfolio will convey, transfer and deliver to the Acquiring Portfolio at the Closing, provided for in Section 2 hereof, all of the existing assets of the Acquired Portfolio (including accrued interest to the Closing Date) to the Acquiring Portfolio as more fully set forth on Schedule 1 hereto, and as amended from time to time prior to the Closing Date (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

     B. Consideration. In consideration thereof, the Acquiring Portfolio agrees that on the Closing Date the Acquiring Portfolio will (i) deliver to the Acquired Portfolio, full and fractional Class I and Class II Shares of beneficial interest, par value $0.01 per share, of the Acquiring Portfolio having aggregate net asset values in an amount equal to the aggregate dollar value of the Assets net of any liabilities of the Acquired Portfolio described in Section 3E hereof (the "Liabilities") determined pursuant to Section 3A of this Agreement (collectively, the "Acquiring Portfolio Shares") and (ii) assume all of the Acquired Portfolio's Liabilities. The calculation of full and fractional Class I and Class II Shares of the Acquiring Portfolio to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Portfolio Shares delivered to the Acquired Portfolio in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fee being imposed.

2. CLOSING OF THE TRANSACTION

     Closing Date. The closing shall occur within fifteen (15) business days after the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Acquired Portfolio at which this Agreement will be considered and approved or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the Acquiring Portfolio shall deliver to the Acquired Portfolio the Acquiring Portfolio Shares in the amount determined pursuant to
Section 1B hereof and the Acquired Portfolio thereafter shall, in order to effect the distribution of such shares to the Acquired Portfolio shareholders, instruct the Acquiring Portfolio to register the pro rata interest in the Acquiring Portfolio Shares (in full and fractional shares) of each of the holders of record of shares of the Acquired Portfolio in accordance with their holdings of Class I and Class II Shares and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Portfolio agrees promptly to comply with said instruction. The Acquiring Portfolio shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3. PROCEDURE FOR REORGANIZATION

     A. Valuation. The value of the Assets and Liabilities of the Acquired Portfolio to be transferred and assumed, respectively, by the Acquiring Portfolio shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Portfolio (collectively, the "Acquiring Portfolio Prospectus"), copies of which have been delivered to the Acquired Portfolio.

     B. Delivery of Fund Assets. The Assets shall be delivered to State Street Bank and Trust Company or other custodian as designated by the Acquiring Portfolio (collectively the "Custodian") for the benefit of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by Van Kampen Asset Management Inc. ("Asset Management").

     C. Failure to Deliver Securities. If the Acquired Portfolio is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the Acquired Portfolio's securities for the reason that any of such securities purchased by the Acquiring Portfolio have not yet been delivered to it by the Acquired Portfolio's broker or brokers, then, in lieu of such delivery, the Acquired Portfolio shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Portfolio or Custodian, including brokers' confirmation slips.

     D. Shareholder Accounts. The Acquiring Portfolio, in order to assist the Acquired Portfolio in the distribution of the Acquiring Portfolio Shares to the Acquired Portfolio shareholders after delivery of the Acquiring Portfolio Shares to the Acquired Portfolio, will establish pursuant to the request of the Acquired Portfolio an open account with the Acquiring Portfolio for each shareholder of the Acquired Portfolio and, upon request by the Acquired Portfolio, shall transfer to such accounts, the exact number of full and fractional Class I and Class II Shares of the Acquiring Portfolio then held by the Acquired Portfolio specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Portfolio is not required to issue certificates representing Acquiring Portfolio Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the Acquired Portfolio, certificates representing shares of beneficial interest of the Acquired Portfolio shall become null and void.

     E. Liabilities. The Liabilities shall include all of Acquired Portfolio's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

     F. Expenses. In the event that the transactions contemplated herein are consummated, Asset Management is paying all the expenses associated with the Reorganization. In addition, as part of the Reorganization, the Acquired Portfolio will write off any remaining unamortized organizational expenses, which shall be reimbursed by Asset Management. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Asset Management.

     G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Acquired Portfolio shall voluntarily dissolve and completely liquidate by taking, in accordance with Delaware law and Federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Acquired Portfolio. Immediately after the Closing Date, the share transfer books relating to the Acquired Portfolio shall be closed and no transfer of shares shall thereafter be made on such books.

4. ACQUIRED PORTFOLIO'S REPRESENTATIONS AND WARRANTIES

     The Acquired Portfolio hereby represents and warrants to the Acquiring Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Portfolio that:

     A. Organization. The Acquired Portfolio is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquired Portfolio is qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Portfolio. The Acquired Portfolio has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Portfolio.

     B. Registration. The Acquired Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and such registration has not been revoked or rescinded. The Acquired Portfolio is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of beneficial interest of the Acquired Portfolio have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

     C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquired Portfolio audited as of and for the year ended December 31, 2001, true and complete copies of which have been heretofore furnished to the Acquiring Portfolio, fairly represent the financial condition and the results of operations of the Acquired Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

     D. Financial Statements. The Acquired Portfolio shall furnish to the Acquiring Portfolio within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Acquired Portfolio's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Acquired Portfolio as complying with the requirements hereof.

     E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent Liabilities of the Acquired Portfolio not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the Acquired Portfolio's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquired Portfolio which would, if adversely determined, materially affect the Acquired Portfolio's financial condition. All Liabilities were incurred by the Acquired Portfolio in the ordinary course of its business.

     F. Material Agreements. The Acquired Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquired Portfolio's Prospectus, there are no material agreements outstanding relating to the Acquired Portfolio to which the Acquired Portfolio is a party.

     G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Acquired Portfolio shall furnish the Acquiring Portfolio with a statement of the earnings and profits of the Acquired Portfolio within the meaning of the Code as of the Closing Date.

     H. Tax Returns. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the Acquired Portfolio required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

     I. Corporate Authority. The Acquired Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquired Portfolio Board, and except for obtaining approval of the holders of the shares of the Acquired Portfolio, no other corporate acts or proceedings by the Acquired Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquired Portfolio and constitutes the legal, valid and binding obligation of the Acquired Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

     J. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquired Portfolio does not and will not
(i) violate any provision of the Acquired Portfolio's organizational documents,
(ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquired Portfolio,
(iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquired Portfolio is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquired Portfolio. Except as set forth in Schedule 2 to this Agreement, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquired Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquired Portfolio of the transactions contemplated by this Agreement.

     K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

          (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Portfolio, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

          (2) issued any option to purchase or other right to acquire shares of the Acquired Portfolio granted by the Acquired Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Acquired Portfolio;

          (3) any entering into, amendment or termination of any contract or agreement by the Acquired Portfolio, except as otherwise contemplated by this Agreement;

          (4) any indebtedness incurred, other than in the ordinary course of business, by the Acquired Portfolio for borrowed money or any commitment to borrow money entered into by the Acquired Portfolio;

          (5) any amendment of the Acquired Portfolio's organizational documents; or

          (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Portfolio other than a lien for taxes not yet due and payable.

     L. Title. On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Portfolio will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

     M. Proxy Statement/Prospectus. The Registration Statement and the Proxy Statement/Prospectus contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as it relates to the Acquired Portfolio, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4M apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Portfolio furnished to the Acquired Portfolio by the Acquiring Portfolio.

     N. Tax Qualification. The Acquired Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

     O. Fair Market Value. To the knowledge of the Acquired Portfolio, the fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject.

     P. Acquired Portfolio Liabilities. Except as otherwise provided for herein, the Acquired Portfolio shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Acquired Portfolio's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5. THE ACQUIRING PORTFOLIO'S REPRESENTATIONS AND WARRANTIES

     The Acquiring Portfolio hereby represents and warrants to the Acquired Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Acquired Portfolio that:

     A. Organization. The Acquiring Portfolio is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Portfolio is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Acquiring Portfolio has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.

     B. Registration. The Acquiring Portfolio is registered under the 1940 Act as an open-end, management investment company and such registration has not been revoked or rescinded. The Acquiring Portfolio is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest, par value $0.01 per share, of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters' rights.

     C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Portfolio audited as of and for the year ended December 31, 2001, true and complete copies of which have been heretofore furnished to the Acquired Portfolio, fairly represent the financial condition and the results of operations of the Acquiring Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

     D. Financial Statements. The Acquiring Portfolio shall furnish to the Acquired Portfolio within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Portfolio as complying with the requirements hereof.

     E. Contingent Liabilities. There are no contingent liabilities of the Acquiring Portfolio not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Acquiring Portfolio's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would, if adversely determined, materially affect the Acquiring Portfolio's financial condition.

     F. Material Agreements. The Acquiring Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Portfolio Prospectus and Statement of Additional Information there are no material agreements outstanding to which the Acquiring Portfolio is a party.

     G. Tax Returns. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the Acquiring Portfolio required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

     H. Corporate Authority. The Acquiring Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Portfolio Board, no other corporate acts or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Portfolio and constitutes a valid and binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

     I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquiring Portfolio does not and will not
(i) result in a material violation of any provision of the Acquiring Portfolio's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Portfolio or (iii) result in a material violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Portfolio is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Portfolio. Except as set forth in Schedule 3 to this Agreement, (i) no consent, approval, authorization, order or filing with notice to any court or governmental authority or agency is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement.

     J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would materially affect its financial condition.

     K. Shares of the Acquiring Portfolio: Registration. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act and all applicable state securities laws.

     L. Shares of the Acquiring Portfolio: Authorization. The shares of beneficial interest of the Acquiring Portfolio to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the Acquiring Portfolio and conform in all material respects to the description thereof contained in the Acquiring Portfolio's Prospectus furnished to the Acquired Portfolio.

     M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Portfolio, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

     N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as it relates to the Acquiring Portfolio, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Portfolio furnished to the Acquiring Portfolio by the Acquired Portfolio.

     O. Tax Qualification. The Acquiring Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6. COVENANTS

     During the period from the date of this Agreement and continuing until the Closing Date the Acquired Portfolio and Acquiring Portfolio each agrees that (except as expressly contemplated or permitted by this Agreement):

     A. Other Actions. The Acquired Portfolio and Acquiring Portfolio shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     B. Government Filings; Consents. The Acquired Portfolio and Acquiring Portfolio shall file all reports required to be filed by the Acquired Portfolio and Acquiring Portfolio with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Acquired Portfolio and the Acquiring Portfolio shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate Secretary of State.

     C. Preparation of the Registration Statement and the Proxy Statement/Prospectus. In connection with the Registration Statement and the Proxy Statement/Prospectus, each party hereto will cooperate with the other and furnish to the other the information relating to the Acquired Portfolio or Acquiring Portfolio, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Proxy Statement/Prospectus, as the case may be. The Acquired Portfolio shall promptly prepare for filing with the SEC the Proxy Statement/ Prospectus and the Acquiring Portfolio shall promptly prepare and file with the SEC the Registration Statement, in which the Proxy Statement/Prospectus will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Acquired Portfolio and its affiliated persons, the Acquiring Portfolio shall only include such information as is approved by the Acquired Portfolio for use in the Registration Statement. The Acquiring Portfolio shall not amend or supplement any such information regarding the Acquired Portfolio and such affiliates without the prior written consent of the Acquired Portfolio which consent shall not unreasonably withheld or delayed. The Acquiring Portfolio shall promptly notify and provide the Acquired Portfolio with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Portfolio shall use all reasonable efforts to have the Registration

Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Portfolio shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Portfolio's shares of beneficial interest in the transactions contemplated by this Agreement, and the Acquired Portfolio shall furnish all information concerning the Acquired Portfolio and the holders of the Acquired Portfolio's shares of beneficial interest as may be reasonably requested in connection with any such action.

     D. Access to Information. During the period prior to the Closing Date, the Acquired Portfolio shall make available to the Acquiring Portfolio a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Portfolio shall make available to the Acquired Portfolio each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

     E. Shareholders Meeting. The Acquired Portfolio shall call a meeting of the Acquired Portfolio shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Proxy Statement/ Prospectus and form of proxy to each shareholder of the Acquired Portfolio as of the record date for such meeting of shareholders. The Board shall recommend to the Acquired Portfolio shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

     F. Distribution of the Shares. At Closing the Acquired Portfolio covenants that it shall cause to be distributed the Acquiring Portfolio Shares in the proper pro rata amount for the benefit of Acquired Portfolio's shareholders and such that the Acquired Portfolio shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Acquired Portfolio covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Acquired Portfolio covenants to use all reasonable efforts to cooperate with the Acquiring Portfolio and the Acquiring Portfolio's transfer agent in the distribution of said shares.

     G. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Acquired Portfolio and the Acquiring Portfolio represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

     H. Additional Agreement. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the proper officers and trustees of each party to this Agreement shall take all such necessary action.

     I. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Acquired Portfolio and the Acquiring Portfolio will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.

     J. Declaration of Dividend. At or immediately prior to the Closing Date, the Acquired Portfolio shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

     The obligations of the Acquired Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or waiver by the Acquired Portfolio, of the following conditions:

     A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest the Acquired Portfolio.

     B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Portfolio contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Portfolio, and the Acquired Portfolio shall have received a certificate of an officer of the Acquiring Portfolio satisfactory in form and substance to the Acquired Portfolio so stating. The Acquiring Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

     C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

     D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

     E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Portfolio.

     F. Opinion of Counsel. The Acquired Portfolio shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Acquiring Portfolio, dated as of the Closing Date, addressed to the Acquired Portfolio substantially in the form and to the effect that: (i) the Trust is duly formed and validly existing under the laws of its State of organization;
(ii)the Acquiring Portfolio is duly designated as a series of the Trust; (iii) the Acquiring Portfolio is registered as an open-end, management investment company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Trust on behalf of the Acquiring Portfolio and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Portfolio and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Trust on behalf of the Acquiring Portfolio; (v) neither the execution or delivery by the Trust on behalf of the Acquiring Portfolio of this Agreement nor the consummation by the Acquiring Portfolio of the transactions contemplated thereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Trust or the Acquiring Portfolio as being applicable to the Trust or the Acquiring Portfolio;
(vi) the Acquiring Portfolio's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued and fully paid; and (vii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquiring Portfolio of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the State of organization or any state in which the Acquiring Portfolio is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquired Portfolio of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Acquired Portfolio, without loss to the Acquired Portfolio of any material benefit under the Agreement and without any material adverse effect on the Acquired Portfolio during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the State of organization or any state in which the Acquiring Portfolio is qualified to do business and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Trust or the Acquiring Portfolio in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Acquiring Portfolio of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Portfolio in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

     G. Officer Certificates. The Acquired Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in
Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Acquiring Portfolio Board shall be furnished to the Acquired Portfolio.

8. CONDITIONS TO OBLIGATIONS OF ACQUIRING PORTFOLIO

     A. The obligations of the Acquiring Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquiring Portfolio of the following conditions:

     B. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Acquired Portfolio.

     C. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquired Portfolio contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Portfolio, and the Acquiring Portfolio shall have received a certificate of an authorized officer of the Acquired Portfolio satisfactory in form and substance to the Acquiring Portfolio so stating. The Acquired Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

     D. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

     E. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

     F. No Injunctions or Restraints: Illegality. No injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

     G. Opinion of Counsel. The Acquiring Portfolio shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Trust on behalf of the Acquired Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, substantially in the form and to the effect that: (i) the Acquired Portfolio is duly formed and validly existing under the laws of its state of organization; (ii) the Acquired Portfolio is duly designated as a series of the Trust; (iii) the Acquired Portfolio is registered as an open-end, management investment company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Trust on behalf of the Acquired Portfolio and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Portfolio and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Trust on behalf of the Acquired Portfolio;
(v) neither the execution or delivery by the Acquired Portfolio of this Agreement nor the consummation by the Acquired Portfolio of the transactions contemplated thereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Trust or the Acquired Portfolio as being applicable to the Trust or the Acquired Portfolio; and (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquired Portfolio of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the State of organization or any state in which the Acquired Portfolio is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing; (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Portfolio of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Portfolio, without loss to the Acquiring Portfolio of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the State of organization or any State in which the Acquired Portfolio is qualified to do business and the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to them by the Trust or the Acquired Portfolio in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Acquired Portfolio of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquired Portfolio in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

     H. The Assets. The Assets, as set forth in Schedule 1, as amended, shall consist solely of securities which are in conformity with the Acquiring Portfolio's investment objectives, policies and restrictions as set forth in the Acquiring Portfolio's Prospectus, a copy of which has been delivered to the Acquired Portfolio.

     I. Shareholder List. The Acquired Portfolio shall have delivered to the Acquiring Portfolio an updated list of all shareholders of the Acquired Portfolio, as reported by the Acquired Portfolio's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Acquired Portfolio, taxpayer identification numbers, Form W9 and last known address.

     J. Officer Certificates. The Acquiring Portfolio shall have received a certificate of an authorized officer of the Acquired Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in
Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Acquired Portfolio Board and shareholders.

9.  AMENDMENT, WAIVER AND TERMINATION

     A. The parties hereto may, by agreement in writing authorized by the respective Boards, amend this Agreement at any time before or after approval thereof by the shareholders of the Acquired Portfolio; provided, however, that after receipt of Acquired Portfolio shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Acquired Portfolio's shareholder approval thereof.

     B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

     C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

          (1) by the mutual consents of the respective Boards of the Acquired Portfolio and the Acquiring Portfolio;

          (2) by the Acquired Portfolio, if the Acquiring Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

          (3) by the Acquiring Portfolio, if the Acquired Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

          (4) by either the Acquired Portfolio or Acquiring Portfolio, if the Closing has not occurred on or prior to December 31, 2002 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(4) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);

          (5) by the Acquiring Portfolio in the event that: (a) all the conditions precedent to the Acquired Portfolio's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Portfolio gives the Acquired Portfolio written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the Acquiring Portfolio's obligation to close, as set forth in Section 8 of this Agreement; and (c) the Acquired Portfolio then fails or refuses to close within the earlier of five (5) business days or December 31, 2002; or

          (6) by the Acquired Portfolio in the event that: (a) all the conditions precedent to the Acquiring Portfolio's obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquired Portfolio gives the Acquiring Portfolio written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the Acquired Portfolio's obligation to close, as set forth in Section 7 of this Agreement; and (c) the Acquiring Portfolio then fails or refuses to close within the earlier of five (5) business days or December 31, 2002.

10. REMEDIES

     A. In the event of termination of this Agreement by either or both of the Acquired Portfolio and Acquiring Portfolio pursuant to Section 9C, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11. SURVIVAL OF WARRANTIES AND INDEMNIFICATION

     A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the Acquiring Portfolio's and the Acquired Portfolio's right to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Portfolio or the Acquired Portfolio be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

     B. Indemnification. Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

     C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten
(10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. SURVIVAL

     The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13. NOTICES

     All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Portfolio shall be addressed to the Acquired Portfolio c/o Van Kampen Asset Management Inc., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, Attention:
General Counsel, or at such other address as the Acquired Portfolio may designate by written notice to the Acquiring Portfolio. Notice to the Acquiring Portfolio shall be addressed to the Acquiring Portfolio c/o Van Kampen Asset Management Inc., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Portfolio may designate by written notice to the Acquired Portfolio. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14. SUCCESSORS AND ASSIGNS

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15. BOOKS AND RECORDS

     The Acquired Portfolio and the Acquiring Portfolio agree that copies of the books and records of the Acquired Portfolio relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Acquired Portfolio to the Acquiring Portfolio at the Closing Date. In addition to, and without limiting the foregoing, the Acquired Portfolio and the Acquiring Portfolio agree to take such action as may be necessary in order that the Acquiring Portfolio shall have reasonable access to such other books and records as may be reasonably requested, all for three complete fiscal and tax years after the Closing Date; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

16. GENERAL

     This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Acquired Portfolio and Acquiring Portfolio and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

17. LIMITATION OF LIABILITY

     A. Consistent with the Acquiring Portfolio's Declaration of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed by the Trustees of the Acquiring Portfolio on behalf of the Acquiring Portfolio as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Acquiring Portfolio individually but binding only upon the assets and property of the Acquired Portfolio or the Acquiring Portfolio as the case may be.

     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                          Van Kampen Life Investment Trust on
                                          behalf of the Domestic Income
                                          Portfolio

                                          Name:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                          Van Kampen Life Investment Trust on
                                          behalf of the Government Portfolio

                                          Name:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                                                      Appendix B


                        VAN KAMPEN LIFE INVESTMENT TRUST
                        ON BEHALF OF EACH OF ITS SERIES,
                           ASSET ALLOCATION PORTFOLIO
                           DOMESTIC INCOME PORTFOLIO
                              GOVERNMENT PORTFOLIO

                    SUPPLEMENT DATED AUGUST 16, 2001 TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 18, 2001

     The Statement of Additional Information is hereby supplemented as follows:

     (1) The section entitled "TRUSTEES AND OFFICERS" is hereby amended by deleting all information pertaining to Richard A. Ciccarone.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                LIT SPT SAI 8/01

                        VAN KAMPEN LIFE INVESTMENT TRUST
                    SUPPLEMENT DATED NOVEMBER 2, 2001 TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 18, 2001

   The Statement of Additional Information is hereby supplemented as follows:

     The following section is added after the fourth paragraph under the heading "INVESTMENT OBJECTIVES, POLICIES AND RISKS-FORWARD COMMITMENTS":

                            EQUITY-LINKED SECURITIES

     Some or all of the Portfolios may invest in equity-linked securities. Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject a Portfolio to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, a Portfolio is subject to risks if the underlying stock underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid or illiquid, making it difficult for the a Portfolio to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing a Portfolio's investment portfolio.

                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                LIT SPT SAI 11/01


                      STATEMENT OF ADDITIONAL INFORMATION

                        VAN KAMPEN LIFE INVESTMENT TRUST

     Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company with thirteen Portfolios (each a "Portfolio" and collectively the "Portfolios"): Aggressive Growth Portfolio, Asset Allocation Portfolio
(formerly Multiple Strategy Fund), Comstock Portfolio, Domestic Income Portfolio
(formerly Domestic Strategic Income Fund), Emerging Growth Portfolio (formerly
Emerging Growth Fund), Enterprise Portfolio (formerly Common Stock Fund), Global
Equity Portfolio (formerly Global Equity Fund), Government Portfolio (formerly
Government Fund), Growth and Income Portfolio (formerly Growth and Income Fund),
Money Market Portfolio (formerly Money Market Fund), Select Growth Portfolio,
Strategic Stock Portfolio and Technology Portfolio. Each Portfolio is in effect a separate mutual fund issuing its own shares. Each Portfolio is a diversified series of the Trust, except for the Select Growth Portfolio which is a non-diversified series of the Trust.

     This Statement of Additional Information is not a prospectus. This
Statement of Additional Information should be read in conjunction with the Portfolios' prospectuses (the "Prospectuses"), dated as of April 18, 2001 for each Portfolio. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Trust. Investors should obtain and read a Prospectus containing disclosure with respect to the Portfolio in which the investor wishes to invest prior to purchasing shares of such Portfolio. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 at (800) 421-5666 (or (800)
421-2833 for the hearing impaired).

                               TABLE OF CONTENTS

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
                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Objective, Policies and Risks....................  B-9
Options, Futures Contracts and Options on Futures
  Contracts.................................................  B-18
Investment Restrictions.....................................  B-26
Trustees and Officers.......................................  B-43
Investment Advisory Agreements..............................  B-52
Other Agreements............................................  B-55
Distributor.................................................  B-56
Transfer Agent..............................................  B-57
Portfolio Transactions and Brokerage Allocation.............  B-57
Money Market Portfolio Net Asset Valuation..................  B-60
Purchase and Redemption of Shares...........................  B-61
Tax Status..................................................  B-61
Portfolio Performance.......................................  B-64
Money Market Portfolio Yield Information....................  B-68
Other Information...........................................  B-68
Description of Securities Ratings...........................  B-70
AGGRESSIVE GROWTH PORTFOLIO
Report of Independent Auditors..............................  F-1
Financial Statements........................................  F-6
Notes to Financial Statements...............................  F-10
ASSET ALLOCATION PORTFOLIO
Report of Independent Auditors..............................  F-13
Financial Statements........................................  F-22
Notes to Financial Statements...............................  F-26
COMSTOCK PORTFOLIO
Report of Independent Auditors..............................  F-29
Financial Statements........................................  F-35
Notes to Financial Statements...............................  F-40

                                                              PAGE
                                                              ----
DOMESTIC INCOME PORTFOLIO
Report of Independent Auditors..............................  F-44
Financial Statements........................................  F-48
Notes to Financial Statements...............................  F-53
EMERGING GROWTH PORTFOLIO
Report of Independent Auditors..............................  F-57
Financial Statements........................................  F-63
Notes to Financial Statements...............................  F-68
ENTERPRISE PORTFOLIO
Report of Independent Auditors..............................  F-71
Financial Statements........................................  F-77
Notes to Financial Statements...............................  F-82
GLOBAL EQUITY PORTFOLIO
Report of Independent Auditors..............................  F-86
Financial Statements........................................  F-91
Notes to Financial Statements...............................  F-95
GOVERNMENT PORTFOLIO
Report of Independent Auditors..............................  F-99
Financial Statements........................................  F-102
Notes to Financial Statements...............................  F-107
GROWTH AND INCOME PORTFOLIO
Report of Independent Auditors..............................  F-113
Financial Statements........................................  F-118
Notes to Financial Statements...............................  F-123
MONEY MARKET PORTFOLIO
Report of Independent Auditors..............................  F-127
Financial Statements........................................  F-129
Notes to Financial Statements...............................  F-134
SELECT GROWTH PORTFOLIO
Report of Independent Auditors..............................  F-137
Financial Statements........................................  F-140
Notes to Financial Statements...............................  F-144
STRATEGIC STOCK PORTFOLIO
Report of Independent Auditors..............................  F-147
Financial Statements........................................  F-151
Notes to Financial Statements...............................  F-156
TECHNOLOGY PORTFOLIO
Report of Independent Auditors..............................  F-160
Financial Statements........................................  F-163
Notes to Financial Statements...............................  F-167

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 18, 2001.

                                                                    LIT SAI 4/01

                              GENERAL INFORMATION

     Van Kampen Life Investment Trust (the "Trust") was originally organized as a business trust under the laws of the Commonwealth of Massachusetts on June 3, 1985 under the name American Capital Life Investment Trust. As of September 16, 1995, the Trust was reorganized as a business trust under the laws of the State of Delaware and changed its name to Van Kampen American Capital Life Investment Trust. On July 14, 1998, the Trust adopted its current name.

     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly-owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect, wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, each Portfolio, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64121-8256. Morgan Stanley Dean Witter Investment Management Inc., the subadviser for the Global Equity Portfolio ("MSDWIM" or the "Subadviser"), is a wholly-owned subsidiary of Morgan Stanley Dean Witter. The principal office of the Subadviser is located at 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Portfolios, and further subdivided into one or more classes of shares of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     Each Portfolio, except the Aggressive Growth Portfolio, the Select Growth Portfolio and the Technology Portfolio, currently offers two classes of shares, designated as Class I Shares and Class II Shares. Each of the Aggressive Growth Portfolio, the Select Growth Portfolio and the Technology Portfolio currently offer only one class of shares, designated as Class II Shares. Other classes of a Portfolio may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of a Portfolio generally are identical in all respects except that each class bears its distribution expenses and has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of April 2, 2001, no person was known by the Trust to own beneficially or to hold of record 5% or more of the outstanding Class I Shares or Class II Shares of any Portfolio except as set forth below. As of April 2, 2001, all of the shares of the Select Growth Portfolio issued or outstanding were held by or on behalf of the Adviser. Except for initial shares held by or on behalf of the Adviser, the Trust offers its shares only to separate accounts of various insurance companies. Those separate accounts have authority to vote shares from which they have not received instructions from the contract owners, but only in the same proportion with respect to "yes" votes, "no" votes or abstentions as is the case with respect to shares for which instructions were received.

                                                                   AMOUNT OF
                                                                OWNERSHIP OF THE                  CLASS
                                                                PORTFOLIO AS OF     PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                      APRIL 2, 2001      OWNERSHIP     SHARES
                 --------------------------                     ----------------    ----------    ------
AGGRESSIVE GROWTH PORTFOLIO
Van Kampen Funds............................................          100,000           45%         II
  Attn: Dominick Cogliandro
  1 Chase Manhatten Plz Fl. 37
  New York, NY 10005-1401
Protective Life Variable Annuity............................          118,927           53%         II
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
ASSET ALLOCATION PORTFOLIO
Nationwide Life Insurance Co. ..............................        2,148,168           50%          I
  Nationwide VLI--Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co. ..............................        1,859,238           43%          I
  Nationwide Variable Account--3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Protective Life Variable Annuity ...........................          216,529            5%          I
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648

                                                                   AMOUNT OF
                                                                OWNERSHIP OF THE                  CLASS
                                                                PORTFOLIO AS OF     PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                      APRIL 2, 2001      OWNERSHIP     SHARES
                 --------------------------                     ----------------    ----------    ------
COMSTOCK PORTFOLIO
Protective Life Variable Annuity............................        2,190,786           81%          I
  Investment Products Services
  Protective Life Insurance Co.
  P.O. Box 10648
  Birmingham, AL 35202-0648
The Travelers Sep Acct ABD2 for.............................          267,249           10%          I
  Variable Annuities of                                             2,236,011           89%         II
  The Travelers Insurance Co.
  One Tower Square 5MS
  Hartford, CT 06183-0002
The Travelers Sep Acct ABD for..............................          276,984           11%         II
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square
  Hartford, CT 06183-0001
DOMESTIC INCOME PORTFOLIO
American General Life Insurance Co. ........................          392,595           16%          I
  Separate Account D
  Attn. James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co. ..............................          165,057            7%          I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co. ..............................          394,047           16%          I
  Nationwide Variable Account--3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................          676,004           28%          I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
The Travelers Separate Account ABD for......................          149,726            6%          I
  Variable Annuities of the                                            12,778           24%         II
  Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0001
The Travelers Sep Acct ABD2 for.............................          534,117           22%          I
  Variable Annuities of                                                40,383           76%         II
  The Travelers Insurance Co.
  ATTN: Shareholder Acct 6MS
  One Tower Square
  Hartford, CT 06183-0001

                                                                   AMOUNT OF
                                                                OWNERSHIP OF THE                  CLASS
                                                                PORTFOLIO AS OF     PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                      APRIL 2, 2001      OWNERSHIP     SHARES
                 --------------------------                     ----------------    ----------    ------
EMERGING GROWTH PORTFOLIO
Van Kampen Generations Variable Annuities...................        1,400,352            9%          I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
American General Annuity Ins. C.............................          789,999            5%          I
  Elite Plus
  205 E. 10th Ave.
  Amarillo, TX 79101-3507
Merrill Lynch Life Insurance Co. ...........................        1,901,209           13%          I
  4804 Deer Lake Dr. E
  BLDG 3 4th Fl.
  Jacksonville, FL 32246-6484
The Travelers Sep Acct ABD2.................................        1,951,275           13%          I
  For Variable Annuities of                                         1,702,230           86%         II
  The Travelers Insurance Co.
  Attn: Shareholder Accounting Dept.
  One Tower Sq. 6MS
  Hartford, CT 06183-0001
The Travelers Sep Acct ABD for..............................          267,627           14%         II
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square
  Hartford, CT 06183-0001
Northbrook Life Insurance Co. ..............................        6,463,217           43%          I
  MSDWVA II
  300 N. Milwaukee
  Vernon Hills, IL 60061-1533
Protective Life Variable Annuity............................          750,457            5%          I
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
ENTERPRISE PORTFOLIO
American General Life Insurance Co. ........................          658,853            6%          I
  Separate Account--D
  Attn. James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co. ..............................        1,344,380           13%          I
  Nationwide Variable Account--3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co. ..............................        1,683,936           16%          I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029

                                                                   AMOUNT OF
                                                                OWNERSHIP OF THE                  CLASS
                                                                PORTFOLIO AS OF     PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                      APRIL 2, 2001      OWNERSHIP     SHARES
                 --------------------------                     ----------------    ----------    ------
Van Kampen Generations Variable Annuities...................        1,881,910           18%          I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Hartford Life and Annuity Insurance Company.................        1,921,447           19%          I
  Separate Account Three                                              167,600           65%         II
  MSDW Select Dimensions
  Attn: David Ten Broeck
  P.O. Box 2999
  Hartford, CT 06104-2999
Protective Life Variable Annuity............................        1,030,331           10%          I
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Hartford Life Insurance Company.............................           50,658           20%         II
  Separate Account Three
  Attn: David Ten Broeck
  P.O. Box 2999
  Hartford, CT 06104-2999
The Travelers Sep Acct ABD2 for.............................        1,076,785           10%          I
  Variable Annuities of                                                37,753           15%         II
  The Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0001
GLOBAL EQUITY PORTFOLIO
Van Kampen Funds Inc. ......................................           95,241           35%          I
  One Chase Manhattan Plaza
  37th Floor
  New York, NY 10005
Nationwide Life Insurance Co. ..............................          122,930           45%          I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co. ..............................           55,308           20%          I
  Nationwide Variable Account--3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
GOVERNMENT PORTFOLIO
Nationwide Life Insurance Co. ..............................        4,600,625           70%          I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................          860,516           13%          I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591

                                                                   AMOUNT OF
                                                                OWNERSHIP OF THE                  CLASS
                                                                PORTFOLIO AS OF     PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                      APRIL 2, 2001      OWNERSHIP     SHARES
                 --------------------------                     ----------------    ----------    ------
The Travelers Sep Acct ABD2.................................          604,144            9%          I
  For Variable Annuities of                                            77,110           90%         II
  The Travelers Insurance Co.
     Attn: Shareholder Accounting 6MS
     One Tower Square
     Hartford, CT 06183-0001
Nationwide Life Insurance Co. ..............................          352,988            5%          I
  Nationwide Variable Account--3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
The Travelers Sep Acct ABD..................................            8,866           10%         II
  For Variable Annuities of
     The Travelers Insurance Co.
     Attn: Shareholder Accounting 6MS
     One Tower Square
     Hartford, CT 06183-0001
Van Kampen American Capital Generations.....................        3,083,943           48%          I
  Variable Annuities
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Protective Life Variable Annuity............................        1,721,177           27%          I
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
GROWTH AND INCOME PORTFOLIO
The Travelers Sep Acct ABD..................................          199,523           11%         II
  For Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square
  Hartford, CT 06183-0001
The Travelers Separate Account ABD2 for.....................        1,226,565           19%          I
  Variable Annuities of                                             1,641,271           89%         II
  The Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0001
MONEY MARKET PORTFOLIO
American General Life Insurance Co. ........................        2,494,311            7%          I
  Separate Account D
  Attn. James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co. ..............................        6,646,438           18%          I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029

                                                                   AMOUNT OF
                                                                OWNERSHIP OF THE                  CLASS
                                                                PORTFOLIO AS OF     PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                      APRIL 2, 2001      OWNERSHIP     SHARES
                 --------------------------                     ----------------    ----------    ------
Nationwide Life Insurance Co. ..............................        3,065,718            8%          I
  Nationwide Variable Account--3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................        7,434,470           20%          I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
The Travelers Separate Account ABD2.........................       13,267,551           36%          I
  For Variable Annuities of                                           759,656           56%         II
  The Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0002
The Travelers SEP ACCT ABD for..............................        2,789,733            7%          I
  Variable Annuities of                                               584,929           44%         II
  The Travelers Insurance Co.
  Attn Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001
SELECT GROWTH PORTFOLIO
Van Kampen Funds............................................           50,000          100%         II
  Attn: Dominick Cogliandro
  One Chase Manhatten Plz.
  37th Fl.
  New York, NY 10005-1401
STRATEGIC STOCK PORTFOLIO
Van Kampen Generations Variable Annuities...................          972,510           34%          I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Hartford Life and Annuity Insurance Co. ....................        1,232,410           45%          I
  Separate Account Three                                               59,434           85%         II
  MSDW Select Dimensions
  Attn. Carol Lewis
  P.O. Box 2999
  Hartford, CT 06104-2999
Hartford Life Insurance Company.............................          148,488            5%          I
  Separate Account Three                                               10,126           15%         II
  MSDW Select Dimensions--New York
  Attn. David Ten Broeck
  P.O. Box 2999
  Hartford, CT 06104-2999
Protective Life Variable Annuity............................          198,576            7%          I
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham AL 35202-0648

                                                                   AMOUNT OF
                                                                OWNERSHIP OF THE                  CLASS
                                                                PORTFOLIO AS OF     PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                      APRIL 2, 2001      OWNERSHIP     SHARES
                 --------------------------                     ----------------    ----------    ------
TECHNOLOGY PORTFOLIO
Van Kampen Funds............................................          100,000          100%         II
  Attn: Dominick Cogliandro
  1 Chase Manhatten Plz Fl. 37
  New York, NY 10005-1401

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectuses and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectuses for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     Each Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Portfolio) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. Each Portfolio may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Portfolio's Board of Trustees. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, would exceed the Portfolio's limitation on illiquid securities described herein. A Portfolio does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds or portfolios advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds or portfolios that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the participating Portfolio(s) than would be available to the Portfolio(s) investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Portfolio pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies and its instrumentalities) may have maturity dates exceeding one year.

FOREIGN SECURITIES

     Each Portfolio that invests in securities of foreign issuers also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolios may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangement.

FOREIGN CURRENCY TRANSACTIONS

     Each Portfolio's securities that are denominated or quoted in currencies other than the U.S. dollar will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affects the value of these securities in the Portfolio and the income or dividends and appreciation or depreciation of its investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. In addition, the Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may purchase and sell foreign currency on a spot basis (that is, cash basis) in connection with the settlement of transactions in securities traded in such foreign currency. A Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to protect against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Such foreign currency strategies may be employed before a Portfolio purchases a foreign security traded in the currency which a Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The Portfolio will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency by a forward sale contract at a price no higher than the forward contract price or a Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

DURATION

     Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

MORTGAGE-RELATED SECURITIES

     The Government Portfolio invests in mortgage-related securities. Mortgage-related securities may be issued or guaranteed by an agency or instrumentality of the U.S. government, but not necessarily by the U.S. government itself. One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate which is backed as to principal and interest by the full faith and credit of the U.S. government. Another type of mortgage-related security is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

GNMA Certificates

     Government National Mortgage Association. The Government National Mortgage Association is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Portfolio purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Portfolio will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The

GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1.00% more than high grade corporate bonds and 1/2 of 1.00% more than U.S. government and U.S. government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.

     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Securities

     The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool.

FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

FHLMC Securities

     The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

COLLATERALIZED MORTGAGE OBLIGATIONS

     The Government Portfolio may invest in collateralized mortgage obligations. Collateralized mortgage obligations are debt obligations issued generally by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgages which are secured by mortgage-related securities, including GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. Scheduled distributions on the mortgage-related securities pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-related securities, the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchase of a collateralized mortgage obligation at a substantial discount involves the risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchase of a collateralized mortgage obligation at a premium involves additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-related securities since the premium may not have been fully amortized at the time the obligation is repaid. The market value of a collateralized mortgage obligation purchased at a substantial premium or discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.

     Although payment of the principal and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and generally are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

LENDING OF SECURITIES

     Consistent with applicable legal and regulatory requirements and applicable investment restrictions, certain Portfolios may lend portfolio securities to broker-dealers, banks and other institutional borrowers of securities provided that such loans are callable at any time by the Portfolio, and are continuously secured by collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio continues to receive the interest or dividend on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations or the Portfolio receives an agreed-upon amount of interest from the borrower of such security. The Portfolio may pay reasonable finders, administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.

     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Portfolio; any gain or loss in the market price during the loan would inure to the Portfolio.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan.

FORWARD COMMITMENTS

     Each of the Aggressive Growth Portfolio, the Government Portfolio and the Domestic Income Portfolio may purchase or sell securities on a "when-issued" or "delayed-delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment.

     Relative to a Forward Commitment purchase, the Portfolio maintains a segregated account (which is marked-to-market daily) of cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward Commitment and the securities held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Portfolio's net asset value.

     A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Portfolio owns or has the right to acquire. Only the Government Portfolio may engage in Forward Commitment transactions for cross-hedging purposes. In either circumstance, the Portfolio maintains in a segregated account (which is marked to market daily) either the security covered by the Forward Commitment or cash or liquid securities in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Portfolio foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

     When engaging in Forward Commitments, a Portfolio relies on the other party to complete the transaction. Should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. Forward Commitments are not traded on an exchange and thus may be less liquid than exchange traded contracts.

INTEREST RATE TRANSACTIONS

     The Government Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Government Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Government Portfolio may also enter into these transactions to protect against any increase in the price of securities the Government Portfolio anticipates purchasing at a later date. The Government Portfolio does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Government Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Government Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount. Interest rate swaps, caps, floors and collars may be treated as illiquid securities and be subject to the Government Portfolio's investment restriction limiting investment in illiquid securities.

     The Government Portfolio may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Government Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Government Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Government Portfolio. If the Government Portfolio enters into an interest rate swap on other than a net basis, the Government Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Government Portfolio's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Government Portfolio segregates assets to cover the obligations under the transactions. The Government Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Government Portfolio's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to its interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Government Portfolio will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Government Portfolio sells (i.e., writes) caps, floors and collars, it will maintain in a segregated account cash or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Government Portfolio's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Government Portfolio would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

     These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Government Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Government Portfolio's risk of loss consists of the net amount of interest payments that the Government Portfolio contractually is entitled to receive.

PORTFOLIO TURNOVER

     A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Portfolio's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.

ILLIQUID SECURITIES

     Each Portfolio, subject to its investment restrictions, may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Portfolio's Board of Trustees. Ordinarily, the Portfolio would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Portfolio. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Portfolio. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Portfolio's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Portfolio in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or the regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks to maintain a net asset value of $1.00 per share. To do so, the Money Market Portfolio uses the amortized cost method of valuing the Money Market Portfolio's securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below.

     In accordance with Rule 2a-7, the Money Market Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Money Market Portfolio's Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Money Market Portfolio's Board of Trustees.

     In addition, the Money Market Portfolio will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that (i) the Money Market Portfolio may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Money Market Portfolio may invest in obligations issued or guaranteed by the U.S. government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Money Market Portfolio's total assets are invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Money Market Portfolio's Board of Trustees to be comparable to those rated in the highest category, will be limited to 5% of the Money Market Portfolio's total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Money Market Portfolio's total assets or $1,000,000. As to each security, these percentages are measured at the time the Money Market Portfolio purchases the security. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

STRATEGIC STOCK PORTFOLIO

     The Strategic Stock Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the MSCI USA Index (each as defined in the Strategic Stock Portfolio Prospectus). In selecting securities for the Strategic Stock Portfolio, the Adviser presently intends to follow the following procedures, subject to and limited by the Strategic Stock Portfolio's other investment policies and restrictions.

     The Strategic Stock Portfolio will reflect on its books twelve separate sub-accounts (each a "Strategic Sub-Account"). Strategic Sub-Accounts will be successively designated Strategic Sub-Account 1 through Strategic Sub-Account 12.

     As of the close of business on (i) the business day immediately prior to the Strategic Stock Portfolio's commencement of investment operations and (ii) the last business day of each month thereafter (each a "Strategic Determination Date"), the Adviser will identify 20 securities pursuant to the Strategic Selection Policies discussed in the Strategic Stock Portfolio Prospectus (the "Current Period Strategic Securities").

     As of commencement of investment operations, the Strategic Stock Portfolio invested the assets of Strategic Sub-Account 1 approximately equally in each of the Current Period Strategic Securities determined on the first Strategic Determination Date. This resulted in approximately 5% of the Strategic Stock Portfolio's assets being invested in each of the initial Current Period Strategic Securities. On each of the eleven subsequent Strategic Determination Dates, the Adviser invested the cash available for investment due to the sale of new shares and the receipt of dividend and interest income in the next successive Strategic Sub-Account approximately equally in each of the Current Period Strategic Securities for that Strategic Determination Date. Following the twelfth Strategic Determination Date the assets of one Strategic Sub-Account will be evaluated and adjusted each month so that the assets of each Strategic Sub-Account will be reviewed and adjusted once every 12 months.

     Consistent with the Strategic Stock Portfolio's investment objective, the Adviser may modify these procedures without prior notice to investors to adjust the frequency of portfolio review and adjustment and to adjust the portion of the Strategic Stock Portfolio's assets that is reviewed and adjusted during each period.

NON-DIVERSIFICATION

     The Select Growth Portfolio is a "non-diversified" investment company, which means the Select Growth Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Select Growth Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). If the Select Growth Portfolio qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify, among other requirements, the Select Growth Portfolio must limit its investments so that, at the close of each quarter of the Select Growth Portfolio's taxable year, (i) not more than 25% of the market value of the Select Growth Portfolio's total assets is invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities, or other regulated investment companies) or of two or more issuers which the Select Growth Portfolio controls and which are determined to be in the same or similar, or related, trades on businesses and (ii) at least 50% of the market value of its total assets is invested in cash, cash items, securities of the U.S. government, its agencies and instrumentalities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Select Growth Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer. Since the Select Growth Portfolio, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Select Growth Portfolio may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

CONVERTIBLE SECURITIES

     A Portfolio's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which a Portfolio may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Portfolio to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Portfolio is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. Additionally, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Portfolio to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Portfolio's investments.

          OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the Portfolios, except the Domestic Income Portfolio and the Money Market Portfolio, may, but is not required to, use various investment strategic transactions as described below to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments or strategies are developed or regulatory changes occur. Although the Adviser seeks to use these transactions to further a Portfolio's investment objective(s), no assurance can be given that the use of these transactions will achieve that result.

WRITING CALL AND PUT OPTIONS

     Purpose. Options may be utilized to hedge various market risks or to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Portfolio's current return can be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also is likely to result in a higher portfolio turnover rate.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. Each Portfolio writes call options only on a covered basis and only the Government Portfolio and Comstock Portfolio write call options either on a covered basis or for cross-hedging purposes. A call option is covered if at all times during the option period the Portfolio owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. Thus, the Government Portfolio may write options on mortgage-related or other U.S. government securities or forward commitments of such securities. An option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a security which a Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio would write put options only on a secured basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, a Portfolio could enter into a "closing purchase transaction," which is the purchase of a call
(put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has written lapses unexercised.

     A Portfolio could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Portfolio could close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities purchased by a Portfolio and portfolio securities "covering" the amount of such Portfolio's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on illiquid securities described herein.

     Risks of Writing Options. By writing a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     A Portfolio could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. In addition, the Aggressive Growth Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio, the Select Growth Portfolio, the Strategic Stock Portfolio and the Technology Portfolio may purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of a Portfolio's assets generally. In addition, the Aggressive Growth Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio, the Select Growth Portfolio, the Strategic Stock Portfolio and the Technology Portfolio may purchase put options for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase a Portfolio's volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio's net asset value.

     The Government Portfolio will not purchase call or put options on securities if as a result, more than 10% of its net assets would be invested in premiums on such options.

     A Portfolio may purchase either listed or over-the-counter options.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Portfolio holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Portfolio will hold the Treasury bills in a segregated account so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the

Portfolio as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market in order to maintain its cover. A mortgage-related security held by the Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Portfolio closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.

OPTIONS ON STOCK INDICES (AGGRESSIVE GROWTH PORTFOLIO, ASSET ALLOCATION PORTFOLIO, COMSTOCK PORTFOLIO, EMERGING GROWTH PORTFOLIO, ENTERPRISE PORTFOLIO, GLOBAL EQUITY PORTFOLIO, GROWTH AND INCOME PORTFOLIO, SELECT GROWTH PORTFOLIO, STRATEGIC STOCK PORTFOLIO AND TECHNOLOGY PORTFOLIO ONLY)

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges.

     Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

FOREIGN CURRENCY OPTIONS

     Certain Portfolios may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than 5% of the Portfolio's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on certain United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the Adviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS

     Certain Portfolios may engage in transactions involving futures contracts and options on futures contracts in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Trust and its Portfolios would be exempt from registration as a "commodity pool."

     Types of Contracts. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits, LIBOR.

     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the index value at a specified time and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made. Currently, index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     A Portfolio also may invest in foreign securities index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit an amount of cash or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

     Futures Contract Strategies. When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Portfolio is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's securities ("defensive hedge"). To the extent that the Portfolio's investment portfolio changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to a Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs. Ordinarily transaction costs associated with futures transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for this imperfect correlation, a Portfolio could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, a Portfolio could buy or sell futures contracts in a lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by a Portfolio could decline at the same time as portfolio securities being hedged; if this occurred, the Portfolio would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currency or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depositary requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although a Portfolio intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, a Portfolio would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Portfolio would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability correctly to predict the direction of movements in the market. For example, if the Portfolio hedges against a decline in the market, and market prices instead advance, the Portfolio will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Portfolio has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although a Portfolio intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contracts positions and subjecting some futures contracts traders to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     A Portfolio will not enter into a futures contract or option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which a Portfolio may be subject may further restrict the Portfolio's ability to engage in transactions in futures contracts and related options. To prevent leverage in connection with the purchase of futures contracts by a Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account.

OPTIONS ON FUTURES CONTRACTS

     A Portfolio could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Portfolio. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts unless, in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However there may be circumstances, such as when there is no movement in the level of the index, when the use of an option on a future contract would result in a loss to the Portfolio when the use of a future contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be sold by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Portfolio may write.

     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, futures contracts or options on futures contracts, the Portfolio could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many derivative transactions, in addition to other requirements, require that a Portfolio segregate cash and liquid securities to the extent such Portfolio's obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Derivative transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation.

                            INVESTMENT RESTRICTIONS

     Each Portfolio has adopted the following restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting shares; which is defined by the 1940 Act as the lesser of (i) 67% or more of the Portfolio's voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the Portfolio's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the limitations apply at the time of purchase and on an ongoing basis. The Portfolios are subject to the restrictions set forth below. (Those restrictions that are only applicable to certain Portfolios are noted as such.)

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE AGGRESSIVE GROWTH PORTFOLIO AND THE TECHNOLOGY PORTFOLIO:

A Portfolio shall not:

      1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      2. Issue senior securities nor borrow money, except the Portfolio may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

      4. Invest in any security if, as a result, 25% or more of the value of the Portfolio's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b) when the Portfolio has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      5. Purchase or sell real estate except that the Portfolio may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities,
         (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

     Each Portfolio has an operating policy not to borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Portfolio at the time the borrowing is made.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE SELECT GROWTH PORTFOLIO:

The Select Growth Portfolio shall not:

      1. Issue senior securities nor borrow money, except the Portfolio may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

      3. Invest in any security if, as a result, 25% or more of the value of the Portfolio's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b) when the Portfolio has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      4. Purchase or sell real estate except that the Portfolio may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities,
         (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

     The Portfolio has an operating policy not to borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Portfolio at the time the borrowing is made.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE ASSET ALLOCATION PORTFOLIO, THE DOMESTIC INCOME PORTFOLIO, THE EMERGING GROWTH PORTFOLIO, THE ENTERPRISE PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE GOVERNMENT PORTFOLIO, THE GROWTH AND INCOME PORTFOLIO AND THE MONEY MARKET PORTFOLIO:

A Portfolio shall not:

      1. Invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees own more than 5% of the outstanding securities of such issuer.

      2. Invest in companies for the purpose of acquiring control or management thereof except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      3. Underwrite securities of other companies, except insofar as a Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities owned by the Portfolio.

      4. Lend its portfolio securities in excess of 10% of its total assets, both taken at market value provided that any loans shall be in accordance with the guidelines established for such loans by the Board of Trustees of the Trust as described under "Investment Objective, Policies and Risks--Lending of Securities" including the maintenance of collateral from the borrower equal at all times to the current market value of the securities loaned.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE ASSET ALLOCATION PORTFOLIO AND THE ENTERPRISE PORTFOLIO:

A Portfolio shall not:

     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may enter into transactions in options, futures contracts or options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     4. Invest in interests in oil, gas, or other mineral exploration or development programs.

     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     6. Lend money, except that a Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. A Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company. See "Repurchase Agreements" in the Prospectus and herein.

     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts.

     9. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with transactions in options, futures contracts or options on futures contracts is not considered the purchase of a security on margin.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options are not deemed or to be a pledge or other encumbrance.

     In addition, the following restrictions apply to, and may not be changed without the approval of the holders of a majority of the shares of, the Portfolio indicated:

          The Enterprise Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation. Furthermore, the Enterprise Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 10% of the value of the Enterprise Portfolio's total assets would be invested in such securities. Foreign investments may be subject to special risks, including future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment.

          The Asset Allocation Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 25% of the value of the Asset Allocation Portfolio's total assets would be invested in such securities.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE DOMESTIC INCOME
PORTFOLIO:

The Domestic Income Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

      4. Invest in interests in oil, gas, or other mineral exploration or development programs.

      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.

      7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby).

      8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities.

      9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Write put or call options.

     12. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options are not deemed or to be a pledge or other encumbrance.

     13. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 25% of the value of the Portfolio's total assets would be invested in such securities.

     THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE COMSTOCK PORTFOLIO:

     The Comstock Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the United States government) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Make short sales or purchase securities on margin; but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and it may engage in transactions in options, futures contracts and related options and make margin deposits and payments in connection therewith.

      3. Pledge any of its assets, except that the Portfolio may pledge assets having a value of not more than 10% of its total assets in order to secure permitted borrowings from banks. Such borrowings may not exceed 5% of the value of the Portfolio's assets and can be made only as a temporary measure for extraordinary or emergency purposes. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits and payments for futures contracts and related options.

      4. Invest in securities issued by other investment companies, except part of a merger, reorganization or other acquisition and except to the extent permitted by (i) 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      5. Invest in real estate, commodities or commodities contracts, except that the Portfolio may engage in transactions in futures contracts and related options.

      6. Invest in securities of a company for the purpose of exercising management or control, although the Portfolio retains the right to vote securities held by it, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      7. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter as that term is defined under the Securities Act of 1933.

      8. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      9. Invest more than 25% of its total net asset value in any one industry, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     10. Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, including investment in repurchase agreements, provided that the Portfolio will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any illiquid securities held by the Portfolio, would exceed 10% of the value of its net assets.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Comstock Portfolio is subject to the following policies which may be amended by the Trustees. The Portfolio shall not:

      1. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of foreign issuers.

      2. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitations.

      3. Invest in interests in oil, gas, or other mineral exploration or development programs.

      4. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation and in securities not having readily available market quotations, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      5. Purchase or retain securities of any issuer if those officers and trustees of the Portfolio or its investment adviser who own individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

      6. Invest more than 5% of its assets in the securities of any one issuer other than the United States government, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      7. Pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities plus the sales load will exceed 10% of the offering price of the Fund's shares.

         Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and options on futures contracts.

      8. Invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements that have a maturity of longer than seven days.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE EMERGING GROWTH PORTFOLIO:

The Emerging Growth Portfolio shall not:

     1. Invest directly in real estate interests of any nature, although the Portfolio may invest indirectly through media such as real estate investment trusts.

     2. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in futures contracts or related options.

     3. Issue any of its securities for (a) services or (b) property other than cash or securities (including securities of which the Portfolio is the issuer), except as a dividend or distribution to its shareholders in connection with a reorganization.

     4. Issue senior securities and shall not borrow money except from banks as a temporary measure for extraordinary or emergency purposes and in an amount not exceeding 5% of the Portfolio's total assets. Notwithstanding the foregoing, the Portfolio may enter into transactions in options, futures contracts and related options and may make margin deposits and payments in connection therewith.

     5. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured hereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

     6. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     7. Sell short or borrow for short sales. Short sales "against the box" are not subject to this limitation.

     8. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, it agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     9. Invest in warrants in excess of 5% of its net assets (including, but not to exceed 2% in warrants which are not listed on the New York or American Stock Exchanges).

     10. Purchase securities of issuers which have a record of less than three years continuous operation if such purchase would cause more than 5% of the Portfolio's total assets to be invested in securities of such issuers except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Invest more than 15% of its net assets in illiquid securities, including securities that are not readily marketable, restricted securities and repurchase agreements that have a maturity of more than seven days except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     12. Invest in interests in oil, gas, or other mineral exploration or developmental programs, except through the purchase of liquid securities of companies which engage in such businesses.

     13. Pledge, mortgage or hypothecate its portfolio securities or other assets to the extent that the percentage of pledged assets plus the sales load exceeds 10% of the offering price of the Portfolio's shares.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE GLOBAL EQUITY PORTFOLIO:

The Global Equity Portfolio shall not:

     1. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

     2. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options are not deemed to be a pledge or other encumbrance.

     4. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Portfolio. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

     5. Make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

     6. Purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the

        Portfolio of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

     7. Buy or sell real estate or interests in real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of publicly traded (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies principally engaged in investing or dealing in real estate.

     8. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.

     9. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover."

     10. Invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except (a) through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition; or (b) to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

     12. Invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.

     13. Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     14. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days and over-the-counter options held by the Portfolio and that portion of assets used to cover such options. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to other securities, for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists. Notwithstanding the foregoing, this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GOVERNMENT
PORTFOLIO:

The Government Portfolio shall not:

     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may invest in interest rate futures and related options and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     4. Invest in interests in oil, gas, or other mineral exploration or development programs.

     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.

     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby).

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may make short sales by entering into forward commitments for hedging or cross-hedging purposes and the Portfolio may engage in transactions in options, future contracts and related options.

     9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of options, or in connection with the purchase or sale of futures contracts and related options are not deemed to be a pledge or other encumbrance.

     12. Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets, and enter into closing or offsetting transactions with respect to such options, and (c) engage in transactions in interest rate futures contracts and related options provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Portfolio's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Portfolio's total assets, and provided further that the Portfolio may not purchase futures contracts or related options if more than 30% of the Portfolio's total assets would be so invested.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GROWTH AND INCOME
PORTFOLIO:

The Growth and Income Portfolio shall not:

     1. Borrow money, except from a bank and then only as a temporary measure for extraordinary or emergency purposes but not for making additional investments and not in excess of 5% of the total net assets of the Portfolio taken at cost. In connection with any borrowing the Portfolio may pledge up to 15% of its total assets taken at cost. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options.

     2. Purchase or sell interests in real estate, except readily marketable securities, including securities of real estate investment trusts.

     3. Purchase or sell commodities or commodities contracts, except that the Portfolio may enter into transactions in futures contracts and related options.

     4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover."

     5. Invest more than 25% of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.

     6. Invest more than 5% of the market value of its total assets at the time of purchase in the securities (except U.S. government securities) of any one issuer or purchase more than 10% of the outstanding voting securities of such issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Growth and Income Portfolio is subject to the following policies which may be amended by the Trustees.

     1. Purchase securities on margin, or sell securities short, but the Portfolio may enter into transactions in options, futures contracts and options on futures contracts and may make margin deposits and payments in connection therewith.

     2. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.

     3. Purchase securities of a corporation in which a trustee of the Portfolio owns a controlling interest.

     4. Permit officers or trustees of the Portfolio to profit by selling securities to or buying them from the Portfolio. However, companies with which the officers and trustees of the Portfolio are connected may enter into underwriting agreements with the Portfolio to sell its shares, sell securities to, and purchase securities from the Portfolio when acting as broker or dealer at the customary and usual rates and discounts, to the extent permitted by the 1940 Act, as amended from time to time.

     5. Investments in repurchase agreements and purchases by the Portfolio of a portion of an issue of publicly distributed debt securities shall not be considered the making of a loan.

     6. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 15% of the value of the Portfolio's net assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     7. Invest more than 5% of the market value of its total assets in companies having a record together with predecessors of less than three years continuous operation and in securities not having readily available market quotations except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE MONEY MARKET
PORTFOLIO:

The Money Market Portfolio shall not:

     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     4. Invest in interests in oil, gas, or other mineral exploration or development programs.

      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.

     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby and obligations of domestic branches of United States banks).

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities.

     9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Write put or call options.

     12. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options are not deemed or to be a pledge or other encumbrance.

     13. Purchase any security which matures more than one year from the date of purchase.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE STRATEGIC STOCK PORTFOLIO.

     The Strategic Stock Portfolio shall not:

     1. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.

     2. Purchase any securities (other than obligations issued or guaranteed by the United States government or by its instrumentalities), if, as a result, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer or, if as a result, such Portfolio would hold more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to such limitations. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Portfolio from the limitations imposed by Section 12(d)(1) of the 1940 Act.

     3. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

     4. Buy or sell real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies operating in the real estate industry, including real estate investment trusts. The Portfolio may hold and sell real estate acquired as a result of the ownership of its securities.

     5. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.

     6. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Portfolio's total assets (after giving effect to any such borrowing); which amount does not include borrowings and reverse repurchase agreements with any entity where such borrowings and reverse repurchase agreements are in an amount not exceeding 5% of its total assets and for temporary purposes only. The Portfolio will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery, and when issued transactions, options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments.

     7. Make loans of money or property to any person, except (i) to the extent the securities in which the Portfolio may invest are considered to be loans, (ii) through the loan of portfolio securities, and (iii) to the extent that the Portfolio may lend money or property in connection with maintenance of the value of, or the Portfolio's interest with respect to, the securities owned by the Portfolio.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Strategic Stock Portfolio is subject to the following policies which may be amended by the Strategic Stock Portfolio's Trustees and which apply at the time of purchase of portfolio securities.

     1. The Portfolio may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

     2. The Portfolio may not make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. The Portfolio may not purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

     4. The Portfolio may not invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except as part of a merger, consolidation or other acquisition and except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     5. The Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

     6. The Portfolio may not invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     7. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.

     8. The Portfolio may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     9. The Portfolio may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Trustees or the Adviser under approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen System Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the funds
1632 Morning Mountain Road                  in the Fund Complex. Co-founder, and prior to August
Raleigh, NC 27614                           1996, Chairman, Chief Executive Officer and President,
Date of Birth: 07/14/32                     MDT Corporation (now known as Getinge/Castle, Inc., a
Age: 68                                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company, and
53 Monarch Bay Drive                        Director of Valero Energy Corporation, an independent
Dana Point, CA 92629                        refining company. Trustee/Director of each of the funds
Date of Birth: 09/16/38                     in the Fund Complex. Prior to January 1999, Chairman and
Age: 62                                     Chief Executive Officer of The Allstate Corporation
                                            ("Allstate") and Allstate Insurance Company. Prior to
                                            January 1995, President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various management
                                            positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in the
233 South Wacker Drive                      Fund Complex. Prior to 1997, Partner, Ray & Berndtson,
Suite 7000                                  Inc., an executive recruiting and management consulting
Chicago, IL 60606                           firm. Formerly, Executive Vice President of ABN AMRO,
Date of Birth: 06/03/48                     N.A., a Dutch bank holding company. Prior to 1992,
Age: 52                                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board, a fellowship and housing
                                            organization for international graduate students.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created to
Washington, D.C. 20016                      deepen understanding, promote collaboration and stimulate
Date of Birth: 02/29/52                     exchanges of practical experience between Americans and
Age: 49                                     Europeans. Trustee/Director of each of the funds in the
                                            Fund Complex. Formerly, advisor to the Dennis Trading
                                            Group Inc., a managed futures and option company that
                                            invests money for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer, Director and
                                            Member of the Investment Committee of the Joyce
                                            Foundation, a private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset Management
Two World Trade Center                      of Morgan Stanley Dean Witter since December 1998.
66th Floor                                  President and Director since April 1997 and Chief
New York, NY 10048                          Executive Officer since June 1998 of Morgan Stanley Dean
Date of Birth: 08/13/53                     Witter Advisors Inc. and Morgan Stanley Dean Witter
Age: 47                                     Services Company Inc. Chairman, Chief Executive Officer
                                            and Director of Morgan Stanley Dean Witter Distributors
                                            Inc. since June 1998. Chairman and Chief Executive
                                            Officer since June 1998, and Director since January 1998,
                                            of Morgan Stanley Dean Witter Trust FSB. Director of
                                            various Morgan Stanley Dean Witter subsidiaries.
                                            President of the Morgan Stanley Dean Witter Funds since
                                            May 1999. Trustee/Director of each of the funds in the
                                            Fund Complex. Previously Chief Strategic Officer of
                                            Morgan Stanley Dean Witter Advisors Inc. and Morgan
                                            Stanley Dean Witter Services Company Inc. and Executive
                                            Vice President of Morgan Stanley Dean Witter Distributors
                                            Inc. April 1997-June 1998, Vice President of the Morgan
                                            Stanley Dean Witter Funds May 1997-April 1999, and
                                            Executive Vice President of Dean Witter, Discover & Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning Services,
423 Country Club Drive                      Inc., a financial planning company and registered
Winter Park, FL 32789                       investment adviser in the State of Florida. President and
Date of Birth: 02/13/36                     owner, Nelson Ivest Brokerage Services Inc., a member of
Age: 65                                     the National Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp. Trustee/Director of
                                            each of the funds in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor, Van
Oakbrook Terrace, IL 60181-5555             Kampen Advisors Inc. and Van Kampen Management Inc.,
Date of Birth: 02/02/46                     since 1998. Director and officer of certain other
Age: 55                                     subsidiaries of Van Kampen Investments. Chief Sales and
                                            Marketing Officer of Morgan Stanley Dean Witter Asset
                                            Management Inc. Trustee/Director and President of each of
                                            the funds in the Fund Complex. Trustee, President and
                                            Chairman of the Board of other investment companies
                                            advised by the Advisers and their affiliates, and Chief
                                            Executive Officer of Van Kampen Exchange Fund. Prior to
                                            May 1998, Executive Vice President and Director of
                                            Marketing at Morgan Stanley Dean Witter and Director of
                                            Dean Witter Discover & Co. and Dean Witter Realty. Prior
                                            to 1996, Director of Dean Witter Reynolds Inc.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Phillip B. Rooney.........................  President of ServiceMaster Management Services, a network
One ServiceMaster Way                       of quality service companies, since January 2001.
Downers Grove, IL 60515                     Director of Illinois Tool Works, Inc., a manufacturing
Date of Birth: 07/08/44                     company, since 1990. Trustee of the University of Notre
Age: 56                                     Dame since 1993. Trustee/Director of each of the funds in
                                            the Fund Complex. Prior to 2001, Director of the Urban
                                            Shopping Centers Inc., a retail management Company. Vice
                                            Chairman from April 1997 to April 2000 and Director from
                                            1994 to 2000 of The ServiceMaster Company, a business and
                                            consumer services company. Prior to 1998, Director of
                                            Stone Container Corp., a paper manufacturing company.
                                            President and Chief Executive Officer of Waste
                                            Management, Inc., an environmental services company, from
                                            June 1996 through February 1997, and from November 1984
                                            through June 1996 Mr. Rooney was President and Chief
                                            Operating Officer of Waste Management, Inc.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex and other investment companies advised by the
Date of Birth: 08/22/39                     Advisers. Trustee/ Director of each of the funds in the
Age: 61                                     Fund Complex, and Trustee/ Managing General Partner of
                                            other investment companies advised by the Advisers.
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 59                                     Marshall Fund of the United States, Trustee of Colorado
                                            College, and Vice Chair of the Board of the Council for
                                            Excellence in Government. Trustee/Director of each of the
                                            funds in the Fund Complex. Prior to 1993, Executive
                                            Director of the Commission on Behavioral and Social
                                            Sciences and Education at the National Academy of
                                            Sciences/National Research Council. From 1980 through
                                            1989, Partner of Coopers & Lybrand.

------------------------------------

*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS

     Messrs. Smith, Santo, Ciccarone, Reynoldson, Sullivan and Zimmermann are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Stephen L. Boyd......................  Managing Director and Chief Investment Officer of Van Kampen
  Date of Birth: 11/16/40              Investments, and Managing Director, President and Chief
  Executive Vice President and Chief   Operating Officer of the Advisers, Van Kampen Management
  Investment Officer                   Inc. and Van Kampen Advisors Inc. Executive Vice President
  Age: 60                              and Chief Investment Officer of each of the funds in the
                                       Fund Complex and certain other investment companies advised by the Advisers or their affiliates. Prior to December 2000,
                                       Executive Vice President and Chief Investment Officer of Van
                                       Kampen Investments, and President and Chief Operating
                                       Officer of the Advisers. Prior to April 2000, Executive Vice
                                       President and Chief Investment Officer for Equity
                                       Investments of the Advisers. Prior to October 1998, Vice
                                       President and Senior Portfolio Manager with AIM Capital
                                       Management, Inc. Prior to February 1998, Senior Vice
                                       President and Portfolio Manager of Van Kampen American
                                       Capital Asset Management, Inc., Van Kampen American Capital
                                       Investment Advisory Corp. and Van Kampen American Capital
                                       Management, Inc.

A. Thomas Smith III..................  Managing Director, General Counsel, Secretary and Director
  Date of Birth: 12/14/56              of Van Kampen Investments, the Advisers, Van Kampen Advisors
  Vice President and Secretary         Inc., Van Kampen Management Inc., the Distributor, Investor
  Age: 44                              Services, and certain other subsidiaries of Van Kampen
                                       Investments. Vice President and Secretary of each of the
                                       funds in the Fund Complex and Vice President and
                                       Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Prior to December 2000,
                                       Executive Vice President, General Counsel, Secretary and
                                       Director of Van Kampen Investments, the Advisers, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., the Distributor,
                                       Investor Services and certain other subsidiaries of Van
                                       Kampen Investments. Prior to January 1999, Vice President
                                       and Associate General Counsel to New York Life Insurance
                                       Company ("New York Life"), and prior to March 1997,
                                       Associate General Counsel of New York Life. Prior to
                                       December 1993, Assistant General Counsel of The Dreyfus
                                       Corporation. Prior to August 1991, Senior Associate, Willkie
                                       Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                       the Securities and Exchange Commission, Division of
                                       Investment Management, Office of Chief Counsel.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Michael H. Santo.....................  Managing Director, Chief Operations and Technology Officer
  Date of Birth: 10/22/55              and Director of Van Kampen Investments, the Advisers, the
  Vice President                       Distributor, Van Kampen Advisors Inc., Van Kampen Management
  Age: 45                              Inc. and Investor Services, and serves as a Director or
                                       Officer of certain other subsidiaries of Van Kampen
                                       Investments. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers and their affiliates. Prior to December 2000,
                                       Executive Vice President, Chief Administrative Officer and
                                       Director of Van Kampen Investments, the Advisers, the
                                       Distributor, Van Kampen Advisors Inc., Van Kampen Management
                                       Inc. and Investor Services. Prior to 1998, Senior Vice
                                       President and Senior Planning Officer for Individual Asset
                                       Management of Morgan Stanley Dean Witter and its predecessor since 1994. From 1990-1994, First Vice President and
                                       Assistant Controller in Dean Witter's Controller's
                                       Department.

Richard A. Ciccarone.................  Principal and Co-head of the Fixed Income Department of the
  Date of Birth: 06/15/52              Advisers, Van Kampen Management Inc. and Van Kampen Advisors
  Vice President                       Inc. Prior to December 2000, Senior Vice President of the
  Age: 48                              Advisers, Van Kampen Management Inc. and Van Kampen Advisors
                                       Inc. Prior to May 2000, he served as Co-head of Municipal
                                       Investments and Director of Research of the Advisers, Van
                                       Kampen Management Inc. and Van Kampen Advisors Inc. Mr.
                                       Ciccarone first joined the Adviser in June 1983, and worked for the Adviser until May 1989, with his last position being a Vice President. From June 1989 to April 1996, he worked at
                                       EVEREN Securities (formerly known as Kemper Securities),
                                       with his last position at EVEREN being an Executive Vice
                                       President.

John R. Reynoldson...................  Principal and Co-head of the Fixed Income Department of the
  Date of Birth: 05/15/53              Advisers, Van Kampen Management Inc. and Van Kampen Advisors
  Vice President                       Inc. Prior to December 2000, Senior Vice President of the
  Age: 47                              Advisers, Van Kampen Management Inc. and Van Kampen Advisors
                                       Inc. Prior to May 2000, he managed the investment grade
                                       taxable group for the Advisers since July 1999. From July
                                       1988 to June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with
                                       Asset Management since April 1987, and has been a Senior
                                       Vice President of Asset Management since July 1988. He has been a Senior Vice President of Advisory Corp. and Van
                                       Kampen Management Inc. since June 1995 and Senior Vice
                                       President of Van Kampen Advisors Inc. since June 2000.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments, the
  Date of Birth: 08/20/55              Advisers, Van Kampen Management Inc. and Van Kampen Advisors
  Vice President, Chief Financial      Inc. Vice President, Chief Financial Officer and Treasurer
  Officer and Treasurer                of each of the funds in the Fund Complex and certain other
  Age: 45                              investment companies advised by the Advisers or their
                                       affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
John H. Zimmermann, III..............  Managing Director and Director of Van Kampen Investments,
  Date of Birth: 11/25/57              and Managing Director, President and Director of the
  Vice President                       Distributor. Vice President of each of the funds in the Fund
  Age: 43                              Complex. Prior to December 2000, President of Van Kampen
                                       Insurance Agency of Illinois Inc., and Senior Vice President
                                       and Director of Van Kampen Investments. From November 1992
                                       to December 1997, Mr. Zimmermann was Senior Vice President
                                       of the Distributor.

     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of the Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such fund. Each trustee/director has served as a member of the Board of Trustees of the fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                        Fund Complex
                                                       ----------------------------------------------
                                                        Aggregate       Aggregate
                                                       Pension or       Estimated           Total
                                                       Retirement     Maximum Annual    Compensation
                                         Aggregate      Benefits      Benefits from        before
                                        Compensation   Accrued as    the Fund Complex   Deferral from
                                          from the       Part of           Upon             Fund
                    Name(1)               Trust(2)     Expenses(3)    Retirement(4)      Complex(5)
                    -------             ------------   -----------   ----------------   -------------
          J. Miles Branagan               $13,260        $48,349         $60,000          $123,400
          Jerry D. Choate                  13,260         17,925          60,000           123,400
          Linda Hutton Heagy               13,260          5,242          60,000           123,400
          R. Craig Kennedy                 13,260          3,556          60,000           123,400
          Jack E. Nelson                   13,260         24,881          60,000           123,400
          Phillip B. Rooney                13,260          8,458          60,000           123,400
          Wayne W. Whalen                  13,260         17,005          60,000           123,400
          Suzanne H. Woolsey               13,260         11,238          60,000           123,400

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Paul G. Yovovich resigned as a member of the Board of Trustees for the Portfolios and other funds in the Fund Complex on April 14, 2000. Fernando Sisto retired as a member of the Board of Trustees for the Portfolios and other funds in the Fund Complex on December 31, 2000.

(2) The amounts shown in this column represent the aggregate compensation before deferral from all series of the Trust with respect to the Trust's fiscal year ended December 31, 2000. The details of aggregate compensation for each series are shown in Table A below. Certain trustees deferred compensation from the Trust during the fiscal year ended December 31, 2000; the aggregate compensation deferred for each Portfolio for the fiscal year ended December 31, 2000 is shown in Table B below. Amounts deferred are retained by the respective Portfolio and earn a rate of return determined by reference to either the return on the common shares of the Portfolio or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Portfolio may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee from each Portfolio as of the fiscal year ended December 31, 2000 is shown on Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2000. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.

(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 2000 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2000. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated

    Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, a Portfolio may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received total compensation of $294,400 during the calendar year ended December 31, 2000.

                                                                         TABLE A
         2000 AGGREGATE COMPENSATION FROM THE TRUST AND EACH PORTFOLIO

                   PORTFOLIO NAME                      BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   WHALEN    WOOLSEY
                   --------------                      --------   ------   -----    -------   ------   ------   ------    -------
  Aggressive Growth Portfolio........................      200       200      200      200       200     200       200       200
  Asset Allocation Portfolio.........................    1,248     1,248    1,248    1,248     1,248   1,248     1,248     1,248
  Comstock Portfolio.................................    1,203     1,203    1,203    1,203     1,203   1,203     1,203     1,203
  Domestic Income Portfolio..........................    1,215     1,215    1,215    1,215     1,215   1,215     1,215     1,215
  Emerging Growth Portfolio..........................    1,639     1,639    1,639    1,639     1,639   1,639     1,639     1,639
  Enterprise Portfolio...............................    1,388     1,388    1,388    1,388     1,388   1,388     1,388     1,388
  Global Equity Portfolio............................    1,204     1,204    1,204    1,204     1,204   1,204     1,204     1,204
  Government Portfolio...............................    1,250     1,250    1,250    1,250     1,250   1,250     1,250     1,250
  Growth and Income Portfolio........................    1,260     1,260    1,260    1,260     1,260   1,260     1,260     1,260
  Money Market Portfolio.............................    1,227     1,227    1,227    1,227     1,227   1,227     1,227     1,227
  Select Growth Portfolio............................        0         0        0        0         0       0         0         0
  Strategic Stock Portfolio..........................    1,226     1,226    1,226    1,226     1,226   1,226     1,226     1,226
  Technology Portfolio...............................      200       200      200      200       200     200       200       200
                                                        ------    ------   ------   ------    ------   ------   ------    ------
    Life Investment Trust Total......................   13,260    13,260   13,260   13,260    13,260   13,260   13,260    13,260
                                                        ======    ======   ======   ======    ======   ======   ======    ======

                                                                         TABLE B

     2000 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH PORTFOLIO

                       PORTFOLIO NAME                         BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   WHALEN
                       --------------                         --------   ------   -----    -------   ------   ------   ------
  Aggressive Growth Portfolio...............................      200       200      200      150       200     200       200
  Asset Allocation Portfolio................................    1,248     1,248    1,248      883     1,248   1,248     1,248
  Comstock Portfolio........................................    1,203     1,203    1,203      852     1,203   1,203     1,203
  Domestic Income Portfolio.................................    1,215     1,215    1,215      860     1,215   1,215     1,215
  Emerging Growth Portfolio.................................    1,639     1,639    1,639    1,162     1,639   1,639     1,639
  Enterprise Portfolio......................................    1,388     1,388    1,388      980     1,388   1,388     1,388
  Global Equity Portfolio...................................    1,204     1,204    1,204      853     1,204   1,204     1,204
  Government Portfolio......................................    1,250     1,250    1,250      884     1,250   1,250     1,250
  Growth and Income Portfolio...............................    1,260     1,260    1,260      892     1,260   1,260     1,260
  Money Market Portfolio....................................    1,227     1,227    1,227      868     1,227   1,227     1,227
  Select Growth Portfolio...................................        0         0        0        0         0       0         0
  Strategic Stock Portfolio.................................    1,226     1,226    1,226      868     1,226   1,226     1,226
  Technology Portfolio......................................      200       200      200      150       200     200       200
                                                               ------    ------   ------    -----    ------   ------   ------
    Life Investment Trust Total.............................   13,260    13,260   13,260    9,402    13,260   13,260   13,260
                                                               ======    ======   ======    =====    ======   ======   ======

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                               AND EACH PORTFOLIO

                                                   CURRENT TRUSTEES                                     FORMER TRUSTEES
                           ----------------------------------------------------------------   -----------------------------------
      PORTFOLIO NAME       BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   WHALEN    MILLER    REES    ROBINSON   SISTO
      --------------       --------   ------   -----    -------   ------   ------   ------    ------    ----    --------   -----
  Aggressive Growth
    Portfolio.............     212       212      213      155       207     208       205         0        0         0       106
  Asset Allocation
    Portfolio.............   7,621     1,907    5,216    4,689    11,495   5,707     7,760     1,659    4,378     3,466    17,626
  Comstock Portfolio......   2,275     1,824    1,669    1,186     2,017   2,118     1,851         0        0         0     1,244
  Domestic Income
    Portfolio.............   7,307     1,847    4,925    4,414    11,001   5,436     7,428     1,592    3,628     3,242    15,255
  Emerging Growth
    Portfolio.............   7,969     2,570    5,437    4,625    11,344   6,134     7,857     1,489      171     3,128     3,850
  Enterprise Portfolio....   8,026     2,099    5,603    5,055    12,094   6,087     8,201     1,747    5,512     3,711    20,831
  Global Equity
    Portfolio.............   7,118     1,827    4,805    4,284    10,576   5,321     7,166     1,498        0     3,093     3,383
  Government Portfolio....   7,599     1,909    5,127    4,564    11,453   5,682     7,733     1,653    6,068     3,377    15,695
  Growth and Income
    Portfolio.............   4,887     1,911    3,033    2,425     5,032   4,702     3,961         0      161         0     2,698
  Money Market
    Portfolio.............   7,275     1,867    4,872    4,361    10,977   5,441     7,422     1,604    5,586     3,130    14,184
  Select Growth
    Portfolio.............       0         0        0        0         0       0         0         0        0         0         0
  Strategic Stock
    Portfolio.............   4,805     1,867    2,975    2,382     4,952   4,622     3,893         0        0         0     2,654
  Technology Portfolio....     212       212      213      155       207     208       205         0        0         0       106
                            ------    ------   ------   ------    ------   ------   ------    ------   ------    ------    ------
    Life Investment Trust
      Total...............  65,306    20,052   44,088   38,295    91,355   51,666   63,682    11,242   25,504    23,147    97,632
                            ======    ======   ======   ======    ======   ======   ======    ======   ======    ======    ======

                                                                         TABLE D

                  YEAR TRUSTEE WAS FIRST APPOINTED OR ELECTED

                                                         BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
                                                         --------   ------   -----   -------   ------   ------   ------   -------
  Aggressive Growth Portfolio..........................    2000      2000    2000     2000      2000     2000     2000     2000
  Asset Allocation Portfolio...........................    1991      1999    1995     1995      1995     1997     1995     1999
  Comstock Portfolio...................................    1998      1999    1998     1998      1998     1998     1998     1999
  Domestic Income Portfolio............................    1991      1999    1995     1995      1995     1997     1995     1999
  Emerging Growth Portfolio............................    1995      1999    1995     1995      1995     1997     1995     1999
  Enterprise Portfolio.................................    1991      1999    1995     1995      1995     1997     1995     1999
  Global Equity Portfolio..............................    1995      1999    1995     1995      1995     1997     1995     1999
  Government Portfolio.................................    1991      1999    1995     1995      1995     1997     1995     1999
  Growth and Income Portfolio..........................    1995      1999    1995     1995      1995     1997     1995     1999
  Money Market Portfolio...............................    1991      1999    1995     1995      1995     1997     1995     1999
  Select Growth Portfolio..............................    2000      2000    2000     2000      2000     2000     2000     2000
  Strategic Stock Portfolio............................    1997      1999    1997     1997      1997     1997     1997     1999
  Technology Portfolio.................................    2000      2000    2000     2000      2000     2000     2000     2000

     Each Portfolio, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by a Portfolio, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of a Portfolio or other Van Kampen funds, or that such employees take unfair advantage of their relationship with a Portfolio. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of a Portfolio or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

     As of April 2, 2001, the trustees and officers of the Trust as a group owned less than 1% of the shares of each Portfolio.

                         INVESTMENT ADVISORY AGREEMENTS

     The Trust and the Adviser are parties to an investment advisory agreement (the "Combined Advisory Agreement") pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain portfolios including the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio (collectively, the "Combined Portfolios"). The Trust and the Adviser are also parties to other investment advisory agreements pursuant to which the Adviser manages the investment of assets and places orders for the purchase and sale of portfolio securities for the remaining Portfolios including eight advisory agreements designated herein as the "Aggressive Growth Advisory Agreement," "Comstock Advisory Agreement," "Emerging Growth Advisory Agreement," "Global Equity Advisory Agreement," "Growth and Income Advisory Agreement", "Select Growth Advisory Agreement," "Strategic Stock Advisory Agreement" and "Technology Advisory Agreement" for the Aggressive Growth Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio, the Global Equity Portfolio, the Growth and Income Portfolio, the Select Growth Portfolio, the Strategic Stock Portfolio and the Technology Portfolio, respectively. The Combined Advisory Agreement for the Combined Portfolios and the separate advisory agreements for the remaining Portfolios are referred to herein collectively as the "Advisory Agreements." Under the Advisory Agreements, the Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement each Portfolio's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Portfolios if elected to such positions. Each Portfolio bears the costs of its day-to-day operations, including service fees, distribution fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary expenses not specifically assumed by the Adviser.

     The Advisory Agreements also provide that the Adviser shall not be liable to the Trust for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreements.

     Under the Advisory Agreements, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, an annual fee payable monthly computed on average daily net assets as follows:

--------------------------------------------------------------------
Aggressive Growth Portfolio and Select Growth Portfolio
(based on each Portfolio's average daily net assets)
     First $500 million.....................................   0.75%
     Next $500 million......................................   0.70%
     Over $1 billion........................................   0.65%
Asset Allocation Portfolio, Domestic Income Portfolio,
Enterprise Portfolio, Government Portfolio and Money Market
Portfolio (based upon their combined average daily net
assets)
     First $500 million.....................................   0.50%
     Next $500 million......................................   0.45%
     Over $1 billion........................................   0.40%
     (The resulting fee is prorated to each of these
     Portfolios based upon their respective average daily
     net assets.)
Comstock Portfolio and Growth and Income Portfolio (based on each Portfolio's average daily net assets)
     First $500 million.....................................   0.60%
     Over $500 million......................................   0.55%
Emerging Growth Portfolio (based upon the Portfolio's
average daily net assets)
     First $500 million.....................................   0.70%
     Next $500 million......................................   0.65%
     Over $1 billion........................................   0.60%
Global Equity Portfolio (based upon the Portfolio's average
daily net assets)
     First $500 million.....................................   1.00%
     Next $500 million......................................   0.95%
     Over $1 billion........................................   0.90%
Strategic Stock Portfolio (based upon the Portfolio's
average daily net assets)
     First $500 million.....................................   0.50%
     Over $500 million......................................   0.45%
Technology Portfolio (based on the Portfolio's average daily net assets)
     First $500 million.....................................   0.90%
     Next $500 million......................................   0.85%
     Over $1 billion........................................   0.80%

For the Global Equity Portfolio, the Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") to assist the Adviser in performing its investment advisory functions. Under the Subadvisory Agreement, the Subadviser receives on an annual basis 50% of the net advisory fees received by the Adviser with respect to such Portfolio.

     The Adviser has voluntarily agreed to reimburse certain Portfolios for all expenses as a percent of average daily net assets in excess of the following:

--------------------------------------------------------------------

Asset Allocation Portfolio..................................   0.60%
Domestic Income Portfolio...................................   0.60%
Enterprise Portfolio........................................   0.60%
Government Portfolio........................................   0.60%
Money Market Portfolio......................................   0.60%
Comstock Portfolio..........................................   0.95%
Emerging Growth Portfolio...................................   0.85%
Global Equity Portfolio.....................................   1.20%
Growth and Income Portfolio.................................   0.75%
Strategic Stock Portfolio...................................   0.65%

     The Combined Advisory Agreement also provides that, in the event the ordinary business expenses of any of the Combined Portfolios for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Combined Portfolios monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) any distribution expenses which may be incurred in the event the Combined Portfolios' Distribution Plan is implemented, and (4) certain litigation and indemnification expenses as described in the Combined Advisory Agreement.

     The average daily net assets of a Portfolio is determined by taking the average of all of the determinations of net assets of that Portfolio for each business day during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month. Generally, the fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments, in connection with the purchase and sale of portfolio investments of the Portfolios, less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the benefit of the Portfolios and to advise the Trustees of the Portfolios of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Portfolios' investment transactions or other arrangements which may benefit the Portfolios.

     The following table shows the approximate expenses paid under the Advisory Agreements during the periods ended December 31, 2000, 1999 and 1998, as applicable.

                                 ADVISORY FEES

                           AGGRESSIVE     ASSET                   DOMESTIC     EMERGING                  GLOBAL
PERIOD ENDING                GROWTH     ALLOCATION    COMSTOCK     INCOME       GROWTH     ENTERPRISE    EQUITY     GOVERNMENT
DECEMBER 31, 2000:         PORTFOLIO*   PORTFOLIO    PORTFOLIO*   PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
------------------         ----------   ----------   ----------   ---------   ----------   ----------   ---------   ----------

Advisory fees               $ 1,800      $246,800      $39,300    $ 81,900    $3,574,800   $1,010,100   $ 41,800     $263,900
Contractual expense
 reimbursement                   --            --           --          --            --           --         --           --
Voluntary expense
 reimbursement              $46,388      $ 82,497      $77,593    $133,491            --           --   $114,033     $101,002

PERIOD ENDING
DECEMBER 31, 1999:
-------------------------

Advisory fees                   n/a      $277,200      $ 4,600    $ 85,500    $  623,100   $  675,000   $ 34,700     $275,400
Contractual expense
 reimbursement                  n/a      $    -0-      $   -0-    $ 24,490    $      -0-   $      -0-   $    -0-     $    -0-
Voluntary expense
 reimbursement                  n/a      $ 95,967      $72,613    $ 61,741    $   28,250   $   36,478   $125,524     $ 76,349

PERIOD ENDING
DECEMBER 31, 1998:
-------------------------
Advisory fees                   n/a      $308,215       n/a       $ 86,159    $  131,521   $  539,143   $ 32,086     $268,947
Contractual expense
 reimbursement                  n/a      $    -0-       n/a       $ 24,760    $      -0-   $      -0-   $    -0-     $    -0-
Voluntary expense
 reimbursement                  n/a      $ 74,236       n/a       $ 60,335    $   71,860   $   40,178   $162,179     $ 70,011

                            GROWTH
                              AND        MONEY       SELECT     STRATEGIC
PERIOD ENDING               INCOME      MARKET       GROWTH       STOCK     TECHNOLOGY
DECEMBER 31, 2000:         PORTFOLIO   PORTFOLIO   PORTFOLIO*   PORTFOLIO   PORTFOLIO*
------------------         ---------   ---------   ----------   ---------   ----------
Advisory fees              $412,500    $147,100     $   400     $142,200     $ 1,700
Contractual expense
 reimbursement                   --    $  3,000          --           --          --
Voluntary expense
 reimbursement             $ 34,425    $103,000     $32,293     $104,197
PERIOD ENDING
DECEMBER 31, 1999:
-------------------------
Advisory fees              $258,600    $146,500         n/a     $137,200         n/a
Contractual expense
 reimbursement             $    -0-    $    -0-         n/a     $    -0-         n/a
Voluntary expense
 reimbursement             $ 73,947    $ 91,001         n/a     $ 69,223
PERIOD ENDING
DECEMBER 31, 1998:
-------------------------
Advisory fees              $127,069    $108,585         n/a     $ 56,672         n/a
Contractual expense
 reimbursement             $    -0-    $  7,952         n/a     $    -0-         n/a
Voluntary expense
 reimbursement             $ 72,329    $ 76,068         n/a     $ 68,772         n/a

------------------------------------

*The Comstock Portfolio commenced operations on April 30, 1999, thus it neither incurred nor paid any advisory expenses for the period ended December 31, 1998. The Aggressive Growth Portfolio and the Technology Portfolio commenced investment operations on September 25, 2000 and the Select Growth Portfolio commenced investment operations on November 28, 2000, thus none incurred or paid any accounting services expenses for the periods ending December 31, 1999 and December 31, 1998.

     The Advisory Agreements with respect to each subject Portfolio may be continued from year to year if specifically approved at least annually (a)(i) by the Trustees or (ii) by a vote of a majority of such Portfolio's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreements provide that an agreement shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

                                OTHER AGREEMENTS

     Accounting Services Agreement. The Portfolios have entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Portfolios supplementary to those provided by the custodian. Such services are expected to enable the Portfolios to more closely monitor and maintain their accounts and records. The Portfolios pay all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Portfolio shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on their respective net assets per fund.

                            ACCOUNTING SERVICES FEES

                         AGGRESSIVE     ASSET                   DOMESTIC     EMERGING                  GLOBAL
     PERIOD ENDING         GROWTH     ALLOCATION    COMSTOCK     INCOME       GROWTH     ENTERPRISE    EQUITY     GOVERNMENT
  DECEMBER 31, 2000:     PORTFOLIO*   PORTFOLIO    PORTFOLIO*   PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
  ------------------     ----------   ----------   ----------   ---------   ----------   ----------   ---------   ----------

Accounting Services            --      $  8,300      $ 1,600    $ 15,504    $   31,500   $   17,800   $  2,900     $ 13,700
PERIOD ENDING
DECEMBER 31, 1999:
-----------------------
Accounting Services           n/a      $ 25,200      $22,100    $ 16,200    $   25,900   $   42,900   $  7,100     $ 29,300
PERIOD ENDING
DECEMBER 31, 1998:
-----------------------
Accounting Services           n/a      $ 33,100       n/a       $ 23,600    $   22,900   $   42,800   $ 38,100     $ 32,700

                          GROWTH
                            AND        MONEY        SELECT     STRATEGIC
     PERIOD ENDING        INCOME       MARKET       GROWTH       STOCK     TECHNOLOGY
  DECEMBER 31, 2000:     PORTFOLIO   PORTFOLIO    PORTFOLIO*   PORTFOLIO   PORTFOLIO*
  ------------------     ---------   ----------   ----------   ---------   -----------
Accounting Services      $ 11,900     $12,700            --    $  9,200           --
PERIOD ENDING
DECEMBER 31, 1999:
-----------------------
Accounting Services      $ 22,700     $24,100           n/a    $ 17,300          n/a
PERIOD ENDING
DECEMBER 31, 1998:
-----------------------
Accounting Services      $ 24,500     $13,678           n/a    $ 17,500          n/a

------------------------------------

*The Comstock Portfolio commenced operations on April 30, 1999, thus it neither incurred nor paid any accounting expenses for the period ended December 31, 1998. The Aggressive Growth Portfolio and the Technology Portfolio commenced investment operations on September 25, 2000 and the Select Growth Portfolio commenced investment operations on November 28, 2000, thus none incurred or paid any accounting services expenses for the periods ending December 31, 1999 and December 31, 1998.

     Legal Services Agreement. The Aggressive Growth Portfolio, the Select Growth Portfolio and Technology Portfolio and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of such funds' minute books and records, preparation and oversight of such funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of such funds. Payment by such funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other Van Kampen funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records. None of the Portfolios paid any legal fees during the fiscal period ended December 31, 2000.

                                  DISTRIBUTOR

     The Distributor acts as the principal underwriter of the shares of the Trust pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is not obligated to sell any stated number of shares. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Trust's Board of Trustees or (ii) by a vote of a majority of the Trust's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for that purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

     The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Trust pays all expenses attributable to the registrations of its shares under federal law, including registration and filing fees, the cost of preparation of the prospectuses, related legal and auditing expenses, and the cost of printing prospectuses for current shareholders.

     Each Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. Each Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that a Portfolio may spend a portion of the average daily net assets attributable to its Class II Shares in connection with distribution of such class of shares and in connection with the provision of ongoing services to shareholders of such class. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor and sub-agreements with parties that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding a Portfolio, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust setting forth separately by Portfolio all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to Class II Shares of a Portfolio without approval by a vote of a majority of the outstanding voting shares of Class II Shares of such Portfolio, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to Class II Shares of a Portfolio at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of Class II Shares of such Portfolio.

     For the Class II Shares of a Portfolio, in any given year in which the Plans are in effect, the Plans generally provide for such Portfolio to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual distribution and service expenses incurred that year, plus any actual distribution and service expenses from prior years that are still unpaid by such Portfolio for such class of shares or (ii) the applicable plan fees for such class of shares at the rates specified in such Portfolio's Prospectus. Except as may be mandated by applicable law, the Portfolio does not impose any limit with respect to the number of years into the future that such unreimbursed actual expenses may be carried forward. These unreimbursed actual expenses may or may not be recovered through plan fees in future years. If the Plans are terminated or not continued, the Portfolio would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Portfolio.

                                 TRANSFER AGENT

     The Trust's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Board of Trustees of the Trust and are based on competitive market benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Portfolios' investments, the policies and practices in this regard will at all times be subject to review by the Board of Trustees.

     Transactions in debt securities generally made by the Portfolios are principal transactions at net prices with little or no brokerage costs. Such securities are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Portfolios may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Portfolios and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Portfolios and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Portfolios.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Portfolios, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Portfolios' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place Portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations among the Portfolios and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Portfolios and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Portfolios must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Portfolios will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Portfolios paid the following commissions to these brokers during the periods shown:

                                                              AFFILIATED BROKERS
                                           --------------------------------------------------------
                                           MORGAN STANLEY                               DEAN WITTER
                                           --------------                               -----------
Fiscal year ended 2000.................    $     2 (Aggressive Growth Portfolio)
                                           $ 7,764 (Asset Allocation Portfolio)
                                           $ 2,041 (Comstock Portfolio)
                                           $10,068 (Emerging Growth Portfolio)
                                           $10,340 (Enterprise Portfolio)
                                           $ 9,279 (Growth and Income Portfolio)
                                           $     2 (Technology Portfolio)
Fiscal year ended 1999.................    $ 3,048 (Asset Allocation Portfolio)             -0-
                                           $    78 (Comstock Portfolio)
                                           $   320 (Emerging Growth Portfolio)
                                           $ 4,670 (Enterprise Portfolio)
                                           $ 2,743 (Growth and Income Portfolio)
Fiscal year ended 1998.................    -0-                                              -0-
Fiscal year 2000 Percentages:
  Commissions with affiliate to total
     commissions.......................    0.76% (Aggressive Growth Portfolio)              -0-
                                           1.26% (Asset Allocation Portfolio)
                                           8.04% (Comstock Portfolio)
                                           2.09% (Emerging Growth Portfolio)
                                           3.41% (Enterprise Portfolio)
                                           5.75% (Growth and Income Portfolio)
                                           1.82% (Technology Portfolio)
  Value of brokerage transactions with
     affiliate to total transactions...    0.004% (Asset Allocation Portfolio)              -0-
                                           0.50%  (Comstock Portfolio)
                                           0.09%  (Emerging Growth Portfolio)
                                           0.40%  (Enterprise Portfolio)
                                           0.46%  (Growth and Income Portfolio)
                                           0.02%  (Aggressive Growth Portfolio)
                                           0.03%  (Technology Portfolio)

     The following table summarizes for each Portfolio the total brokerage commissions paid, the amount of commissions paid to brokers selected primarily on the basis of research services provided to the Adviser and the value of these specific transactions.

                                 AGGRESSIVE      ASSET                                                DOMESTIC      EMERGING
                                   GROWTH     ALLOCATION     COMSTOCK      ENTERPRISE    GOVERNMENT    INCOME        GROWTH
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                 ----------   -----------   -----------   ------------   ----------   ---------   ------------

2000
-------------------------------
 Total brokerage commissions        $294      $     7,764   $    25,375   $    303,569    $ 5,024         --      $    481,923
 Commissions for research
   services                           --      $     6,594   $    22,563   $    215,951         --         --      $    326,528
 Value of research transactions       --      $10,077,752   $23,781,061   $244,761,293         --         --      $656,280,731

1999
-------------------------------
 Total brokerage commissions          --      $    51,683   $       952   $    301,161    $15,648         --      $     82,609
 Commissions for research
   services                           --      $    41,590   $     1,738   $    200,678         --         --      $     75,067
 Value of research transactions       --      $41,719,670   $ 1,810,897   $171,892,773         --         --      $241,772,787

1998
-------------------------------
 Total brokerage commissions          --      $   121,933           N/A   $    195,688    $34,884         --      $     26,685
 Commissions for research
   services                           --      $    69,166           N/A   $     72,273         --         --      $     17,365
 Value of research transactions       --      $52,524,399           N/A   $ 59,194,331         --         --      $ 33,681,640

                                  GLOBAL      GROWTH AND      MONEY      STRATEGIC     SELECT
                                  EQUITY        INCOME       MARKET        STOCK       GROWTH     TECHNOLOGY
                                 PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
                                 ---------   ------------   ---------   -----------   ---------   ----------
2000
-------------------------------
 Total brokerage commissions      $ 3,172    $    161,333       --      $    17,729     $160      $      110
 Commissions for research
   services                            --    $    124,467       --      $    17,729       --      $      100
 Value of research transactions        --    $116,307,426       --      $27,886,568       --      $1,776,470
1999
-------------------------------
 Total brokerage commissions      $   596    $     86,408       --      $    18,059                       --
 Commissions for research
   services                            --    $     71,230       --      $    17,870                       --
 Value of research transactions        --    $ 66,920,240       --      $31,879,129                       --
1998
-------------------------------
 Total brokerage commissions      $   118    $     38,200       --      $    11,412                       --
 Commissions for research
   services                            --    $     20,979       --      $    11,412                       --
 Value of research transactions        --    $ 27,958,579       --      $19,379,770                       --

                   MONEY MARKET PORTFOLIO NET ASSET VALUATION

     The Money Market Portfolio's use of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Adviser to be of eligible quality with minimal credit risks. The valuation of each Money Market Portfolio's investments is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Money Market Portfolio would receive if it sold the instrument.

     The Money Market Portfolio has established procedures reasonably designed, taking into account current market conditions and the Money Market Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as the Board of Trustees deems appropriate, to determine the extent, if any, to which the new asset value per share calculated by using available market quotations deviates from $1.00 per share based on amortized cost. In the event such deviation should exceed four tenths of one percent, the Board of Trustees is required to promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity; shortening the average maturity of the Money Market Portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined by using available market quotations.

                       PURCHASE AND REDEMPTION OF SHARES

     The purchase of shares of the Portfolios generally is limited to the Accounts as explained in the Portfolios' Prospectuses. Such shares are sold and redeemed at their respective net asset values as described in the Portfolios' Prospectuses.

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

                                   TAX STATUS

FEDERAL INCOME TAXATION OF THE PORTFOLIOS

     The Trust and each of its Portfolios will be treated as separate corporations for federal income tax purposes. The Portfolios have each elected and qualified, and intend to continue to qualify each year, to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code"). To qualify as a regulated investment company, each Portfolio must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If a Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Portfolio intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Portfolio will not be subject to federal income tax on any net capital gain distributed to shareholders.

     To avoid a 4% excise tax, each Portfolio that does not meet the requirements of Code Section 4982(f) will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Portfolio will be treated as having been distributed.

     If a Portfolio failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Portfolio would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Portfolios' investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Portfolio to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of such Portfolio as a regulated investment company.

     Investments of a Portfolio in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Portfolio will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Portfolio may have to dispose of securities that it would otherwise have continued to hold.

     PASSIVE FOREIGN INVESTMENT COMPANIES. Some of the Portfolios may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause such Portfolios to recognize income or gain without a corresponding receipt of cash to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of a Portfolio's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Portfolio's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Portfolio's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Portfolio have been held by such shareholders. Distributions in excess of the Portfolio's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset).

     Shareholders receiving distributions in the form of additional shares issued by a Portfolio will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     Each Portfolio will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Portfolio may be eligible for the dividends received deduction for corporations if such Portfolio receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Portfolio and received by the shareholder on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Portfolio may be "spilled back" and treated as paid by the Portfolio (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Portfolio may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign issuers and, in the case of foreign withholding taxes paid with respect to dividends from foreign corporations, such Portfolio meets certain holding period requirements with respect to the securities, the Portfolio will be eligible to file, and may file, an election with the IRS pursuant to which shareholders of such Portfolio will be required
(i) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income tax liability. Each shareholder of a Portfolio that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Portfolio will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are advised to consult their tax advisers.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Portfolio's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Portfolio's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Portfolio may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gain. Generally, a shareholder's tax basis in Portfolio shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

GENERAL

     The federal income tax discussions set forth above is for general information only. Shareholders and prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of a Portfolio, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                             PORTFOLIO PERFORMANCE

     The average annual total return for each Portfolio are shown in the table below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Portfolio's investment objective(s) and policies as well as the risks incurred in each Portfolio's investment practices. All total return figures are for the Trust's fiscal year ended December 31, 2000. Total return calculations do not take into account expenses at the "wrap" or contractholder level as explained in each Portfolio's Prospectus. If expenses at the contract level had been included, the returns shown would be lower. Total return is calculated and shown separately for each class of shares offered by each Portfolio.

CLASS I SHARES

                                                                                                          CUMULATIVE
                                                                                   TOTAL RETURN        NON-STANDARDIZED
                                             TOTAL RETURN      TOTAL RETURN        FOR TEN YEAR          TOTAL RETURN
                                             FOR ONE YEAR      FOR FIVE YEAR         PERIOD OR         SINCE INCEPTION
                                                PERIOD            PERIOD          SINCE INCEPTION       @ NAV @ OFFER
                                             ------------      -------------      ---------------      ----------------
Asset Allocation Portfolio
  commencement date 06/30/87...........          -0.57%            10.86%              12.02%               291.20%
Comstock Portfolio
  commencement date 4/30/99............          29.79%              n/a               12.97%*               22.60%
Domestic Income Portfolio
  commencement date 11/04/87...........           6.13%             5.81%               9.34%               150.08%
Emerging Growth Portfolio
  commencement date 07/03/95...........         -10.15%              n/a               29.58%*              315.51%
Enterprise Portfolio
  commencement date 04/07/86...........         -14.64%            16.97%              16.56%               445.90%
Global Equity Portfolio
  commencement date 07/03/95...........         -14.81%            12.75%              12.15%*               87.83%
Government Portfolio
  commencement date 04/07/86...........          12.40%             5.72%               6.94%               164.03%
Growth and Income Portfolio
  commencement date 12/23/96...........          19.34%              n/a               18.70%*               99.24%
Money Market Portfolio
  commencement date 04/07/86...........           5.93%             5.11%               4.63%               120.40%
Strategic Stock Portfolio
  commencement date 11/03/97...........           8.20%              n/a                8.29%*               28.62%

CLASS II SHARES

                                                                                   TOTAL RETURN           CUMULATIVE
                                             TOTAL RETURN      TOTAL RETURN        FOR TEN YEAR        NON-STANDARDIZED
                                             FOR ONE YEAR      FOR FIVE YEAR         PERIOD OR           TOTAL RETURN
                                                PERIOD            PERIOD          SINCE INCEPTION      SINCE INCEPTION
                                             ------------      -------------      ---------------      ----------------
Aggressive Growth Portfolio
  commencement date 9/25/00............            N/A               N/A              -25.40%*              -25.40%
Asset Allocation Portfolio commencement
  date 12/15/00........................            N/A               N/A                  --                    --
Comstock Portfolio commencement date
  9/18/00..............................            N/A               N/A               17.07%*               17.07%
Domestic Income Portfolio commencement
  date 12/15/00........................            N/A               N/A                0.26%*                0.26%
Emerging Growth Portfolio commencement
  date 9/18/00.........................            N/A               N/A              -22.44%*              -22.44%
Enterprise Portfolio commencement date
  7/24/00..............................            N/A               N/A              -20.34%*              -20.34%
Global Equity Portfolio**..............            N/A               N/A                  --                    --
Government Portfolio commencement date
  12/15/00.............................            N/A               N/A                0.32%*                0.32%
Growth and Income Portfolio
  commencement date 9/18/00............            N/A               N/A                5.00%*                5.00%
Money Market Portfolio commencement
  date 12/15/00........................            N/A               N/A                0.23%*                0.23%
Select Growth Portfolio commencement
  date 11/28/00........................            N/A               N/A                1.30%*                1.30%
Strategic Stock Portfolio commencement
  date 7/24/00.........................            N/A               N/A               16.26%*               16.26%*
Technology Portfolio commencement date
  9/25/00..............................            N/A               N/A              -41.80%*              -41.80%

------------------------------------
 * Denotes since inception.

**The Global Equity Portfolio has not commenced investment operations as of the date of this Statement of Additional Information.

     From time to time, the Portfolios, except the Money Market Portfolio, may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or contractholder level as explained in each Portfolio's prospectus. Investors should also review total return calculations that include those expenses.

     The total return of a Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. A Portfolio's total return will vary depending on market conditions, the securities comprising the Portfolio's investment holdings, the Portfolio's operating expenses and unrealized net capital gains or losses during the period. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Portfolio.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     A Portfolio may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of the Portfolio from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a Portfolio at a given time, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each Portfolio.

     In addition to total return information, certain Portfolios may also advertise their current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level as expanded in the prospectus. Investors should also review yield calculations that include those expenses.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio's then current dividend rate.

     A Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of a Portfolio's shares, a Portfolio's investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Adviser may, from time to time, waive advisory fees or reimburse a certain amount of the future ordinary business expenses of a Portfolio. Such waiver/reimbursement will increase the yield or total return of such Portfolio. The Adviser may stop waiving fees or reimbursing expenses at any time without prior notice.

     From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Money Market Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Money Market Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.

     From time to time, certain Portfolios may include in sales literature and shareholder reports a quotation of the current "distribution rate" for shares of such Portfolios. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by a Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolios.

     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. A Portfolio's marketing materials may also show the Portfolio's asset class diversification, top sectors, largest holdings and other Portfolio asset structures, such as duration, maturity, coupon, NAV, rating breakdown, alternative minimum tax exposure and number of issues in the Portfolio. Materials may also mention how the Distributor believes a Portfolio compares relative to other Portfolios of the Adviser. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Portfolios will also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of such Portfolio published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each Portfolio. For these purposes, the performance of the Portfolios, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce portfolio performance.

     The Portfolios may also utilize performance information in hypothetical illustrations. For example, the Portfolios may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors of different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Trust's Annual Report and Semiannual Report contain additional performance information about each of the Trust's Portfolios. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Trust at the telephone number and address printed on the cover of this Statement of Additional Information.

                    MONEY MARKET PORTFOLIO YIELD INFORMATION

     The yield of the Money Market Portfolio is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size. The Portfolio may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Portfolio, their quality and length of maturity, and the Portfolio's operating expenses. The length of maturity for the Portfolio is the average dollar weighted maturity of the Portfolio. This means that the Portfolio has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     The yield fluctuates daily as the income earned on the investments of the Portfolio fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Portfolio is an open-end investment company and that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Portfolio is not insured. Investors comparing results of the Portfolio with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. The yield quotation may be of limited use for comparative purposes because it does not reflect charges imposed at the Account level which, if included, would decrease the yield.

     Other portfolios of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Portfolio could vary upwards or downwards if another method of calculation or base period were used.

                               OTHER INFORMATION

CUSTODY OF ASSETS -- Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Portfolios and are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. With respect to investments in foreign securities, the custodian enters into agreements with foreign sub-custodians which are approved by the Board of Trustees pursuant to the 1940 Act. The custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. The custodian also provides accounting services to the Portfolios.

SHAREHOLDER REPORTS -- Semiannual statements of the Trust containing information about each of the Portfolios, are furnished to shareholders, and annually such statements are audited by the independent auditors whose selection is ratified annually by shareholders.

INDEPENDENT AUDITORS -- Independent auditors perform an annual audit of the financial statements of each Portfolio. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the independent auditors for each Portfolio. For each Portfolio (except the Aggressive Growth Portfolio, the Select Growth Portfolio and the Technology Portfolio), PricewaterhouseCoopers LLP ceased being the Portfolios' independent auditors effective May 25, 2000. The Cessation of the client-auditor relationship between each Portfolio and PricewaterhouseCoopers LLP was based solely on a possible future business relationship by PricewaterhouseCoopers LLP with an affiliate of such Portfolio's investment adviser. The change in independent auditors was approved by the Trust's audit committee and the Trust's Board of Trustees, including Trustees who are not "interested persons" of the Portfolio's (as defined in the 1940 Act).

LEGAL COUNSEL -- Skadden, Arps, Slate, Meagher & Flom (Illinois).

                 APPENDIX -- DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

     A S&P credit rating is a current opinion of the creditworthiness of an obligor with respect to a financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation; and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM CREDIT RATINGS -- INVESTMENT GRADE

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

     Speculative Grade. BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

COMMERCIAL PAPER

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However adverse economic conditions or changing circumstances are more likely to lead to a weakening capacity of the obligor to meet its financial commitment on the obligation.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:

LONG-TERM DEBT

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

SHORT-TERM DEBT

     Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -- Leading market positions in well-established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

PREFERRED STOCK

     Preferred stock rating symbols and their definitions are as follows:

aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Aggressive Growth Portfolio

We have audited the accompanying statement of assets and liabilities including the portfolio of investments of the Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and the financial highlights from September 25, 2000 (commencement of investment operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
February 8, 2001

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
COMMON STOCKS  87.0%
APPAREL RETAIL  0.3%
American Eagle Outfitters, Inc. (a).........................    90     $    3,802
                                                                       ----------

APPLICATION SOFTWARE  8.1%
BEA Systems, Inc. (a).......................................   220         14,809
Interwoven, Inc. (a)........................................   240         15,825
Manugistics Group, Inc. (a).................................   560         31,920
PeopleSoft, Inc. (a)........................................   470         17,478
Siebel Systems, Inc. (a)....................................   130          8,791
                                                                       ----------
                                                                           88,823
                                                                       ----------
BANKS  3.0%
Golden West Financial Corp.  ...............................   280         18,900
Investors Financial Services Corp. .........................    90          7,740
TCF Financial Corp. ........................................   140          6,239
                                                                       ----------
                                                                           32,879
                                                                       ----------
BIOTECHNOLOGY  3.7%
IDEC Pharmaceuticals Corp. (a)..............................   140         26,539
Invitrogen Corp. (a)........................................    90          7,774
Shire Pharmaceuticals Group PLC -- ADR (United Kingdom)
  (a).......................................................   140          6,449
                                                                       ----------
                                                                           40,762
                                                                       ----------
BREWERS  1.0%
Adolph Coors Co., Class B...................................   140         11,244
                                                                       ----------
CASINO & GAMING  0.8%
International Game Technology (a)...........................   190          9,120
                                                                       ----------
COMPUTER HARDWARE  1.1%
NetIQ Corp. (a).............................................   135         11,796
                                                                       ----------
COMPUTER STORAGE & PERIPHERALS  2.0%
Emulex Corp. (a)............................................   280         22,382
                                                                       ----------
CONSUMER FINANCE  0.4%
AmeriCredit Corp. (a).......................................   180          4,905
                                                                       ----------
DATA PROCESSING SERVICES  0.7%
BISYS Group, Inc. (a).......................................   140          7,297
                                                                       ----------
DIVERSIFIED COMMERCIAL SERVICES  1.5%
Concord EFS, Inc. (a).......................................   370         16,257
                                                                       ----------

DIVERSIFIED FINANCIAL SERVICES  4.0%
A.G. Edwards, Inc. .........................................   320         15,180
Federated Investors, Inc., Class B (a)......................    90          2,621
SEI Investments Co. ........................................   120         13,440
USA Education, Inc. ........................................   190         12,920
                                                                       ----------
                                                                           44,161
                                                                       ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
ELECTRIC UTILITIES  3.2%
Calpine Corp. (a)...........................................   280     $   12,617
Dynegy, Inc., Class A.......................................   230         12,894
Exelon Corp. ...............................................   140          9,829
                                                                       ----------
                                                                           35,340
                                                                       ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS  6.9%
Applied Micro Circuits Corp. (a)............................   236         17,711
Newport Corp. ..............................................   230         18,080
PerkinElmer, Inc. ..........................................   190         19,950
SDL, Inc. (a)...............................................    85         12,596
TranSwitch Corp. (a)........................................   180          7,042
                                                                       ----------
                                                                           75,379
                                                                       ----------
GAS UTILITIES  1.1%
Kinder Morgan, Inc. ........................................   230         12,003
                                                                       ----------

GENERAL MERCHANDISE STORES  0.4%
The Talbots, Inc. ..........................................    90          4,106
                                                                       ----------

HEALTH CARE DISTRIBUTORS & SERVICES  0.8%
Express Scripts, Inc., Class A (a)..........................    90          9,202
                                                                       ----------

HEALTH CARE EQUIPMENT  0.5%
Cytyc Corp. (a).............................................    90          5,631
                                                                       ----------

HEALTH CARE FACILITIES  5.9%
Community Health Systems, Inc. (a)..........................   230          8,050
Laboratory Corp. (a)........................................   160         28,160
LifePoint Hospitals, Inc. (a)...............................   140          7,017
Universal Health Services, Inc., Class B....................   190         21,232
                                                                       ----------
                                                                           64,459
                                                                       ----------
HEALTH CARE SUPPLIES  1.2%
Allergan, Inc. .............................................   140         13,554
                                                                       ----------

HOMEBUILDING  1.1%
Lennar Corp. ...............................................    70          2,537
Pulte Corp. ................................................   140          5,906
Toll Brothers, Inc. (a).....................................    90          3,679
                                                                       ----------
                                                                           12,122
                                                                       ----------
INSURANCE  0.5%
Fidelity National Financial, Inc. ..........................   140          5,171
                                                                       ----------

INSURANCE BROKERS  0.5%
Arthur J. Gallagher & Co. ..................................    90          5,726
                                                                       ----------

IT CONSULTING & SERVICES  3.4%
Acxiom Corp. (a)............................................    90          3,504
Check Point Software Technologies Ltd.-ADR (Israel) (a).....   150         20,034
Netegrity, Inc. (a).........................................    90          4,894
SunGard Data Systems, Inc. (a)..............................   190          8,954
                                                                       ----------
                                                                           37,386
                                                                       ----------
MANAGED HEALTH CARE  4.2%
Health Net, Inc. (a)........................................   230          6,023
Oxford Health Plans, Inc. (a)...............................   370         14,615

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
MANAGED HEALTH CARE (CONTINUED)
Trigon Healthcare, Inc. (a).................................    50     $    3,891
Wellpoint Health Networks, Inc. (a).........................   190         21,898
                                                                       ----------
                                                                           46,427
                                                                       ----------
MULTI-UTILITIES  0.2%
Questar Corp. ..............................................    90          2,706
                                                                       ----------

NETWORKING EQUIPMENT  3.9%
Brocade Communications Systems, Inc. (a)....................   210         19,281
Juniper Networks, Inc. (a)..................................   190         23,952
                                                                       ----------
                                                                           43,233
                                                                       ----------
OIL & GAS DRILLING  4.0%
Global Marine, Inc. (a).....................................   230          6,526
Helmerich & Payne, Inc. ....................................    90          3,949
Nabors Industries, Inc. (a).................................   470         27,801
Patterson Energy, Inc. (a)..................................   140          5,215
                                                                       ----------
                                                                           43,491
                                                                       ----------
OIL & GAS EQUIPMENT & SERVICES  1.6%
National-Oilwell, Inc. (a)..................................   140          5,416
Tidewater, Inc. ............................................   230         10,206
UTI Energy Corp. (a)........................................    50          1,644
                                                                       ----------
                                                                           17,266
                                                                       ----------
OIL & GAS EXPLORATION & PRODUCTION  2.9%
EOG Resources, Inc. ........................................   470         25,703
Newfield Exploration Co. (a)................................    50          2,372
Stone Energy Corp. (a)......................................    50          3,228
                                                                       ----------
                                                                           31,303
                                                                       ----------
PHARMACEUTICALS  11.8%
ALZA Corp. (a)..............................................   840         35,700
Andrx Group (a).............................................    45          2,604
CIMA Labs, Inc. (a).........................................    40          2,603
Forest Laboratories, Inc. (a)...............................   190         25,246
IVAX Corp. .................................................   460         17,618
King Pharmaceuticals, Inc. (a)..............................   470         24,293
Medicis Pharmaceutical Corp., Class A (a)...................    90          5,321
Teva Pharmaceutical Industries Ltd. -- ADR (Israel).........   230         16,848
                                                                       ----------
                                                                          130,233
                                                                       ----------
PROPERTY & CASUALTY INSURANCE  0.7%
PMI Group, Inc. ............................................   120          8,123
                                                                       ----------

RESTAURANTS  0.2%
Cheesecake Factory, Inc. (a)................................    45          1,727
                                                                       ----------

SEMICONDUCTORS  0.7%
Cirrus Logic, Inc. (a)......................................   180          3,375
Elantec Semiconductor, Inc. (a).............................    90          2,498
TriQuint Semiconductor, Inc. (a)............................    50          2,184
                                                                       ----------
                                                                            8,057
                                                                       ----------
STEEL  0.6%
Cerner Corp. (a)............................................   140          6,475
                                                                       ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
SYSTEMS SOFTWARE  2.9%
Informatica Corp. (a).......................................   160     $    6,330
Mercury Interactive Corp. (a)...............................    90          8,123
Micromuse, Inc. (a).........................................   280         16,901
                                                                       ----------
                                                                           31,354
                                                                       ----------
TELECOMMUNICATIONS EQUIPMENT  1.2%
Polycom, Inc. (a)...........................................   180          5,794
Research in Motion Ltd.--ADR (Canada) (a)...................    90          7,200
                                                                       ----------
                                                                           12,994
                                                                       ----------
TOTAL LONG-TERM INVESTMENTS  87.0%
(Cost $1,008,177)...................................................      956,896
                                                                       ----------

REPURCHASE AGREEMENTS  13.7%
Goldman Sachs ($75,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $75,050)..............................................       75,000
State Street Bank & Trust Co. ($75,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/29/00 to
  be sold on 01/02/01 at $75,048)...................................       75,000
                                                                       ----------

TOTAL REPURCHASE AGREEMENTS
  (Cost $150,000)...................................................      150,000
                                                                       ----------

TOTAL INVESTMENTS  100.7%
  (Cost $1,158,177).................................................    1,106,896
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%).......................       (7,570)
                                                                       ----------

NET ASSETS  100.0%..................................................   $1,099,326
                                                                       ==========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR-American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments, including repurchase agreements of
  $150,000 (Cost $1,158,177)................................  $1,106,896
Cash........................................................       4,169
Receivables:
  Expense Reimbursement by Adviser..........................      36,931
  Investments Sold..........................................       2,421
  Dividends.................................................          78
  Interest..................................................          74
Other.......................................................       1,339
                                                              ----------
    Total Assets............................................   1,151,908
                                                              ----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      11,943
  Distributor and Affiliates................................       4,193
  Portfolio Shares Repurchased..............................          13
Accrued Expenses............................................      32,769
Trustees' Deferred Compensation and Retirement Plans........       3,664
                                                              ----------
    Total Liabilities.......................................      52,582
                                                              ----------
NET ASSETS..................................................  $1,099,326
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,347,476
Accumulated Undistributed Net Investment Income.............      16,451
Net Unrealized Depreciation.................................     (51,281)
Accumulated Net Realized Loss...............................    (213,320)
                                                              ----------
NET ASSETS..................................................  $1,099,326
                                                              ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE (Based on net assets of $1,099,326 and 147,281
  shares of beneficial interest issued and outstanding).....  $     7.46
                                                              ==========

                                               See Notes to Financial Statements

Statement of Operations
For the Period Ended December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $   2,316
Dividends (Net of foreign withholding taxes of $3)..........        194
                                                              ---------
    Total Income............................................      2,510
                                                              ---------
EXPENSES:
Shareholder Reports.........................................     16,183
Audit.......................................................     14,992
Trustees' Fees and Related Expenses.........................      4,676
Shareholder Services........................................      3,990
Custody.....................................................      2,521
Investment Advisory Fee.....................................      1,832
Legal.......................................................      1,695
Distribution (12b-1) and Service Fees.......................        611
Other.......................................................      2,964
                                                              ---------
    Total Expenses..........................................     49,464
    Expense Reduction ($1,832 Investment Advisory Fee and
     $44,556 Other).........................................     46,388
                                                              ---------
    Net Expenses............................................      3,076
                                                              ---------
NET INVESTMENT LOSS.........................................  $    (566)
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(213,320)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of Period.......................................        -0-
  End of the Period.........................................    (51,281)
                                                              ---------
Net Unrealized Depreciation During the Period...............    (51,281)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(264,601)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(265,167)
                                                              =========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Period September 25, 2000 (Commencement of Investment Operations) through December 31, 2000

                                                                PERIOD ENDED
                                                              DECEMBER 31, 2000
                                                              -----------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................     $     (566)
Net Realized Loss...........................................       (213,320)
Net Unrealized Depreciation During the Period...............        (51,281)
                                                                 ----------
Change in Net Assets from Operations........................       (265,167)
                                                                 ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       (265,167)
                                                                 ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        370,987
Cost of Shares Repurchased..................................         (6,494)
                                                                 ----------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        364,493
                                                                 ----------
TOTAL INCREASE IN NET ASSETS................................         99,326
NET ASSETS:
Beginning of the Period.....................................      1,000,000
                                                                 ----------
End of the Period (Including accumulated undistributed net
  investment income of $16,451).............................     $1,099,326
                                                                 ==========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

CLASS II SHARES
                                                              SEPTEMBER 25, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
                                                                OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $ 10.00
                                                                   -------
  Net Investment Loss.......................................           -0-
  Net Realized and Unrealized Loss..........................         (2.54)
                                                                   -------
NET ASSET VALUE, END OF THE PERIOD..........................       $  7.46
                                                                   =======

Total Return* (a)...........................................       -25.40%**
Net Assets at End of the Period (In millions)...............       $   1.1
Ratio of Expenses to Average Net Assets*....................         1.26%
Ratio of Net Investment Loss to Average Net Assets*.........         (.23%)
Portfolio Turnover..........................................           62%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        15.73%
Ratio of Net Investment Loss to Average Net Assets..........       (14.70%)

** Non-annualized

(a) This return includes Rule 12b-1 fees of up to .25%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth. The Portfolio's investment adviser seeks to achieve the investment objective by investing in common stocks and other equity securities of small- and medium-sized growth companies. The Portfolio commenced investment operations on September 25, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $77,700, which will expire in December 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $1,174,659; the aggregate gross unrealized appreciation is $70,392 and the aggregate

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

gross unrealized depreciation is $138,155, resulting in net unrealized depreciation on long- and short-term investments of $67,763.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. A permanent difference relating to nondeductible expenses totaling $17,017 has been reclassified to capital from accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly based upon the average daily net assets as follow:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................    0.75 of 1%
Next $500 million...........................................    0.70 of 1%
Over $1 billion.............................................    0.65 of 1%

    For the period ended December 31, 2000, the Adviser voluntarily waived $1,832 of its investment advisory fees and assumed $44,556 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the period ended December 31, 2000, the Portfolio recognized expenses of approximately $1,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person. All of this expense has been assumed by Van Kampen.

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such securities to each portfolio. The Adviser allocates the cost of such services to each portfolio with assets exceeding $20 million. For the period ended December 31, 2000, no cost was allocated to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the period ended December 31, 2000, the Portfolio recognized expenses of approximately $4,000. All of this expense has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $1,339 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    At December 31, 2000, Van Kampen owned 100,000 shares of the Portfolio.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $1,347,476. For the period ended December 31, 2000, share transactions were as follows:

                                                              SHARES
Sales.......................................................  48,182
Repurchases.................................................    (901)

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,745,771 and $524,273, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio and its shareholders have adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares.

    Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets accrued daily with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets accrued daily with respect to its Class II Shares. Included in these fees for the period ended December 31, 2000 are payments retained by Van Kampen of approximately $500.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Asset Allocation Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Asset Allocation Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
February 8, 2001

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
COMMON STOCKS  61.3%
AEROSPACE & DEFENSE  0.5%
Boeing Co. .................................................     2,000    $   132,000
Honeywell International, Inc. ..............................     1,687         79,816
United Technologies Corp. ..................................       500         39,312
                                                                          -----------
                                                                              251,128
                                                                          -----------
AIR FREIGHT & COURIERS  0.1%
FedEx Corp. (a).............................................     1,000         39,960
                                                                          -----------
AIRLINES  0.2%
AMR Corp. ..................................................     1,400         54,862
Delta Air Lines, Inc. ......................................       900         45,169
                                                                          -----------
                                                                              100,031
                                                                          -----------
ALTERNATIVE CARRIERS  0.7%
Qwest Communications International Inc. (a).................     5,556        227,796
Time Warner Telecom Inc., Class A...........................     1,800        114,187
                                                                          -----------
                                                                              341,983
                                                                          -----------
ALUMINUM  0.2%
Alcoa, Inc. (a).............................................     2,200         73,700
                                                                          -----------
APPAREL & ACCESSORIES  0.3%
Jones Apparel Group, Inc. (a)...............................     1,800         57,937
Tommy Hilfiger Corp., 144A Private Placement (a) (b)........     6,600         64,762
                                                                          -----------
                                                                              122,699
                                                                          -----------
APPAREL RETAIL  0.2%
TJX Cos., Inc. .............................................     3,000         83,250
                                                                          -----------
APPLICATION SOFTWARE  0.2%
Electronics for Imaging, Inc. (a)...........................     7,000         97,562
                                                                          -----------

AUTO PARTS & EQUIPMENT  0.4%
Delphi Automotive Systems Corp. ............................     2,488         27,990
Johnson Controls, Inc. .....................................     1,600         83,200
TRW, Inc. ..................................................     1,400         54,250
Visteon Corp. ..............................................       667          7,670
                                                                          -----------
                                                                              173,110
                                                                          -----------
AUTOMOBILE MANUFACTURERS  0.4%
Ford Motor Co. .............................................     5,100        119,531
General Motors Corp. .......................................     1,250         63,672
                                                                          -----------
                                                                              183,203
                                                                          -----------
BANKS  2.8%
Bank of America Corp. ......................................     5,781        265,203
Bank One Corp. .............................................     5,434        199,020
FleetBoston Financial Corp. ................................     7,331        275,371
J.P. Morgan Chase & Co. ....................................     6,250        283,984
Mellon Financial Corp. .....................................     5,000        245,937
                                                                          -----------
                                                                            1,269,515
                                                                          -----------
BIOTECHNOLOGY  0.6%
Amgen, Inc. (a).............................................     4,200        268,537
                                                                          -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
BREWERS  0.5%
Anheuser-Busch Cos., Inc. ..................................     4,600    $   209,300
                                                                          -----------

CASINO & GAMING  0.3%
Harrah's Entertainment, Inc. (a)............................     4,700        123,962
                                                                          -----------

COMMERCIAL PRINTING  0.4%
Donnelley R.R. & Sons Co. ..................................     6,500        175,500
                                                                          -----------

COMPUTER HARDWARE  2.4%
Apple Computer, Inc. (a)....................................     6,000         89,250
Compaq Computer Corp. ......................................     6,000         90,300
Dell Computer Corp. (a).....................................     2,900         50,569
Gateway, Inc. (a)...........................................     1,000         17,990
Hewlett Packard Co. ........................................     7,600        239,875
International Business Machines Corp. ......................     4,300        365,500
Sun Microsystems, Inc. (a)..................................     8,000        223,000
                                                                          -----------
                                                                            1,076,484
                                                                          -----------
COMPUTER STORAGE & PERIPHERALS  1.4%
EMC Corp. (a)...............................................     5,800        385,700
Lexmark International, Inc., Class A (a)....................     1,500         66,469
Network Appliance, Inc. (a).................................     2,700        173,306
                                                                          -----------
                                                                              625,475
                                                                          -----------
COMPUTERS & ELECTRONIC RETAIL  0.3%
Best Buy Co., Inc. (a)......................................     1,900         56,169
Circuit City Stores-Circuit City Group......................     3,400         39,100
RadioShack Corp. ...........................................     1,000         42,812
                                                                          -----------
                                                                              138,081
                                                                          -----------
CONSTRUCTION & ENGINEERING  0.4%
McDermott International, Inc. ..............................    15,400        165,550
                                                                          -----------

CONSTRUCTION & FARM MACHINERY  0.1%
Navistar International Corp. (a)............................     2,300         60,231
                                                                          -----------

CONSUMER FINANCE  1.6%
Household International, Inc. ..............................     5,000        275,000
MBNA Corp. .................................................     6,100        225,319
Providian Financial Corp. ..................................     3,800        218,500
                                                                          -----------
                                                                              718,819
                                                                          -----------
DEPARTMENT STORES  0.8%
Federated Department Stores, Inc. (a).......................     3,100        108,500
May Department Stores Co. ..................................     4,250        139,187
Sears Roebuck & Co. ........................................     3,500        121,625
                                                                          -----------
                                                                              369,312
                                                                          -----------
DIVERSIFIED CHEMICALS  0.5%
Dow Chemical Co. ...........................................     4,200        153,825
Du Pont (E.I.) de Nemours & Co. ............................     1,000         48,312
Union Carbide Corp. ........................................       400         21,525
                                                                          -----------
                                                                              223,662
                                                                          -----------
DIVERSIFIED COMMERCIAL SERVICES  0.1%
Cendant Corp. (a)...........................................     3,000         28,875
                                                                          -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
DIVERSIFIED FINANCIAL SERVICES  4.1%
American Express Co. .......................................     1,650    $    90,647
Charles Schwab Corp. .......................................     2,250         63,844
Citigroup, Inc. ............................................    12,966        662,076
Fannie Mae..................................................     4,500        390,375
Freddie Mac.................................................     1,800        123,975
Lehman Brothers Holdings, Inc. .............................     4,000        270,500
Merrill Lynch & Co., Inc. ..................................     3,700        252,294
                                                                          -----------
                                                                            1,853,711
                                                                          -----------
ELECTRICAL COMPONENTS & EQUIPMENT  0.4%
Rockwell International Corp. ...............................     3,800        180,975
                                                                          -----------

ELECTRIC UTILITIES  1.0%
DTE Energy Co. .............................................     4,200        163,537
GPU, Inc. ..................................................     1,200         44,175
NSTAR.......................................................     1,403         60,154
TXU Corp. ..................................................     4,300        190,544
                                                                          -----------
                                                                              458,410
                                                                          -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.0%
Agilent Technologies, Inc. (a)..............................     1,449         79,333
Broadcom Corp. (a)..........................................     1,000         84,000
Sanmina Corp. (a)...........................................     1,400        107,275
SCI Systems, Inc. (a).......................................     3,700         97,587
Solectron Corp. (a).........................................     2,800         94,920
                                                                          -----------
                                                                              463,115
                                                                          -----------
GAS UTILITIES  0.4%
El Paso Energy Corp. .......................................     2,800        200,550
                                                                          -----------

GENERAL MERCHANDISE STORES  1.1%
Kmart Corp. (a).............................................     7,200         38,250
Target Corp. ...............................................     1,400         45,150
Wal-Mart Stores, Inc. ......................................     7,500        398,437
                                                                          -----------
                                                                              481,837
                                                                          -----------
HEALTH CARE EQUIPMENT  1.0%
Baxter International, Inc. .................................     1,600        141,300
Medtronic, Inc. ............................................     5,000        301,875
                                                                          -----------
                                                                              443,175
                                                                          -----------
HEALTH CARE FACILITIES  0.5%
HCA-The Healthcare Co. .....................................     5,000        220,050
                                                                          -----------

HOME IMPROVEMENT RETAIL  0.3%
Home Depot, Inc. ...........................................     1,800         82,237
Lowe's Companies, Inc. .....................................     1,000         44,500
                                                                          -----------
                                                                              126,737
                                                                          -----------
HOUSEHOLD APPLIANCES  0.3%
Whirlpool Corp. ............................................     3,300        157,369
                                                                          -----------

HOUSEHOLD PRODUCTS  1.1%
Kimberly-Clark Corp. .......................................     3,500        247,415
Procter & Gamble Co. .......................................     3,100        243,156
                                                                          -----------
                                                                              490,571
                                                                          -----------
HOUSEWARES & SPECIALTIES  0.2%
Newell Rubbermaid, Inc. ....................................     5,000        113,750
                                                                          -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
INDUSTRIAL CONGLOMERATES  2.6%
General Electric Co. .......................................    20,700    $   992,306
Minnesota Mining & Manufacturing Co. .......................     1,100        132,550
Tyco International Ltd.--ADR (Bermuda)......................     1,000         55,500
                                                                          -----------
                                                                            1,180,356
                                                                          -----------
INDUSTRIAL GASES  0.2%
Praxair, Inc. ..............................................     2,100         93,187
                                                                          -----------

INTEGRATED OIL & GAS  4.0%
Chevron Corp. ..............................................     2,300        194,206
Coastal Corp. ..............................................     4,000        353,250
Exxon Mobil Corp. ..........................................     9,072        788,697
Phillips Petroleum Co. .....................................     1,650         93,844
Royal Dutch Petroleum Co.--ADR (Netherlands)................     2,400        145,350
Texaco, Inc. ...............................................     1,900        118,037
USX--Marathon Group.........................................     5,600        155,400
                                                                          -----------
                                                                            1,848,784
                                                                          -----------
INTEGRATED TELECOMMUNICATION SERVICES  2.7%
AT&T Corp. .................................................    10,001        173,142
BellSouth Corp. ............................................     4,900        200,594
SBC Communications, Inc. ...................................     6,538        312,190
Sprint Corp. ...............................................     3,300         67,031
Verizon Communications, Inc. ...............................     8,540        428,068
WorldCom, Inc. (a)..........................................     5,250         73,828
                                                                          -----------
                                                                            1,254,853
                                                                          -----------
INTERNET SOFTWARE & SERVICES  0.5%
America Online, Inc. (a)....................................     6,280        218,544
                                                                          -----------

IT CONSULTING & SERVICES  0.6%
Electronic Data Systems Corp. ..............................     4,900        282,975
                                                                          -----------

LIFE & HEALTH INSURANCE  0.6%
American General Corp. .....................................     1,200         97,800
Lincoln National Corp. .....................................     3,800        179,788
                                                                          -----------
                                                                              277,588
                                                                          -----------
MANAGED HEALTH CARE  1.5%
Aetna Inc. .................................................     3,200        131,400
CIGNA Corp. ................................................     1,000        132,300
UnitedHealth Group, Inc. ...................................     3,400        208,675
Wellpoint Health Networks, Inc., Class A (a)................     2,000        230,500
                                                                          -----------
                                                                              702,875
                                                                          -----------
MEAT, POULTRY & FISH  0.0%
Tyson Foods, Inc., Class A..................................     1,200         15,300
                                                                          -----------

MOVIES & ENTERTAINMENT  0.8%
Time Warner, Inc. ..........................................     2,900        151,496
Viacom, Inc., Class B (a)...................................     1,736         81,158
Vivendi Universal SA--ADR (France)..........................     1,440         94,050
Walt Disney Co. ............................................     1,000         28,938
                                                                          -----------
                                                                              355,642
                                                                          -----------
MULTI-LINE INSURANCE  0.6%
American International Group, Inc. .........................     2,919        287,704
                                                                          -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
MULTI-UTILITIES  0.1%
Enron Corp. ................................................       500    $    41,563
                                                                          -----------

NETWORKING EQUIPMENT  1.4%
Cisco Systems, Inc. (a).....................................    16,800        642,600
                                                                          -----------

OFFICE SERVICES & SUPPLIES  0.5%
Pitney Bowes, Inc. .........................................     7,100        235,188
                                                                          -----------

OIL & GAS EXPLORATION & PRODUCTION  0.3%
Apache Corp. ...............................................     2,000        140,125
                                                                          -----------

OIL & GAS REFINING & MARKETING  0.5%
Ashland Inc. ...............................................     3,200        114,848
Ultramar Diamond Shamrock Corp. ............................     3,700        114,238
                                                                          -----------
                                                                              229,086
                                                                          -----------
PACKAGED FOODS  0.8%
General Mills, Inc. ........................................     3,500        155,969
Sara Lee Corp. .............................................     8,000        196,500
                                                                          -----------
                                                                              352,469
                                                                          -----------
PAPER PRODUCTS  0.5%
Bowater, Inc. ..............................................     1,500         84,563
International Paper Co. ....................................     1,000         40,813
Westvaco Corp. .............................................     3,800        110,913
                                                                          -----------
                                                                              236,289
                                                                          -----------
PHARMACEUTICALS  5.0%
Abbott Laboratories, Inc. ..................................     4,700        227,656
Bristol-Myers Squibb Co. ...................................     5,800        428,838
Johnson & Johnson, Inc. ....................................     3,400        357,213
Merck & Co., Inc. ..........................................     5,800        543,025
Pfizer, Inc. ...............................................    16,300        749,800
                                                                          -----------
                                                                            2,306,532
                                                                          -----------
PROPERTY & CASUALTY INSURANCE  0.9%
AMBAC Financial Group, Inc. ................................     1,800        104,963
MGIC Investment Corp. ......................................     2,400        161,850
Radian Group Inc. ..........................................     2,200        165,138
                                                                          -----------
                                                                              431,951
                                                                          -----------
PUBLISHING & PRINTING  0.2%
Dow Jones & Co. Inc. .......................................       500         28,313
New York Times Co., Class A.................................     1,500         60,094
                                                                          -----------
                                                                               88,407
                                                                          -----------
RAILROADS  0.1%
Union Pacific Corp. ........................................       800         40,600
                                                                          -----------

RESTAURANTS  1.2%
Brinker International, Inc. (a).............................     3,800        160,550
Darden Restaurants Inc. ....................................     8,500        194,438
McDonald's Corp. ...........................................     1,000         34,000
Tricon Global Restaurants, Inc. ............................     5,000        165,000
                                                                          -----------
                                                                              553,988
                                                                          -----------
SEMICONDUCTOR EQUIPMENT  0.4%
Applied Materials, Inc. (a).................................     4,500        171,844
                                                                          -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
SEMICONDUCTORS  1.7%
Adaptec, Inc. (a)...........................................    10,900    $   111,725
Intel Corp. ................................................    12,200        366,763
LSI Logic Corp. (a).........................................     3,400         58,106
Texas Instruments, Inc. ....................................     5,000        236,875
                                                                          -----------
                                                                              773,469
                                                                          -----------
SOFT DRINKS  1.3%
Coca Cola Co. ..............................................     3,050        185,859
Pepsi Bottling Group, Inc. .................................     3,400        135,788
PepsiCo, Inc. ..............................................     5,500        272,594
                                                                          -----------
                                                                              594,241
                                                                          -----------
STEEL  0.2%
Corus Group PLC--ADR (United Kingdom).......................     7,300         73,000
                                                                          -----------

SYSTEMS SOFTWARE  2.5%
BMC Software, Inc. (a)......................................       300          4,200
Microsoft Corp. (a).........................................    11,700        507,488
Oracle Corp. (a)............................................    17,600        511,500
VERITAS Software Corp. (a)..................................     1,339        117,163
                                                                          -----------
                                                                            1,140,351
                                                                          -----------
TELECOMMUNICATIONS EQUIPMENT  1.7%
Alcatel SA--ADR (France)....................................     1,100         61,531
Avaya, Inc. (a).............................................       366          3,774
Corning, Inc. ..............................................     1,200         63,375
JDS Uniphase Corp. (a)......................................     2,000         83,375
Lucent Technologies, Inc. ..................................     4,400         59,400
Motorola, Inc. .............................................     5,529        111,962
Nokia Corp.--ADR (Finland)..................................     2,000         87,000
Nortel Networks Corp.--ADR (Canada).........................     6,800        218,025
Tellabs, Inc. (a)...........................................     1,300         73,450
                                                                          -----------
                                                                              761,892
                                                                          -----------
TOBACCO  1.0%
Philip Morris Cos., Inc. ...................................    10,800        475,200
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES  0.1%
Nextel Communications, Inc. (a).............................     1,900         47,025
                                                                          -----------

TOTAL COMMON STOCKS  61.3%............................................     27,963,807
                                                                          -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                                       MARKET
(000)     DESCRIPTION                                                COUPON    MATURITY       VALUE
          CORPORATE BONDS  24.5%
          AEROSPACE & DEFENSE  1.3%
$  500    Lockheed Martin Corp. .................................... 8.500%    12/01/29    $   569,056
                                                                                           -----------
          BROADCASTING & CABLE TV  0.6%
   250    Clear Channel Communications.............................. 7.875     06/15/05        260,087
                                                                                           -----------
          CONSUMER DURABLES  1.1%
   500    DaimlerChrysler NA Holding................................ 7.750     05/27/03        506,557
                                                                                           -----------
          CONSUMER NON-DURABLES  1.2%
   500    Coca Cola Enterprises, Inc. .............................. 7.125     09/30/09        524,820
                                                                                           -----------
          CONSUMER SERVICES  1.1%
   500    Viacom, Inc. ............................................. 7.750     06/01/05        521,492
                                                                                           -----------

          ENERGY  1.7%
   500    Enron Corp. .............................................. 6.875     10/15/07        509,110
   250    USX--Marathon Group....................................... 6.650     02/01/06        250,210
                                                                                           -----------
                                                                                               759,320
                                                                                           -----------
          FINANCE  3.9%
   250    American Re Corp. ........................................ 7.450     12/15/26        242,383
   250    Avalonbay Communities, Inc. .............................. 7.500     08/01/09        249,841
   500    Boeing Capital Corp. ..................................... 7.375     09/27/10        538,140
   250    Countrywide Funding Corp. ................................ 8.250     07/15/02        255,885
   250    Qwest Capital Funding, Inc., 144A Private Placement (b)... 7.900     08/15/10        256,876
   250    Washington Mutual Capital I............................... 8.375     06/01/27        233,757
                                                                                           -----------
                                                                                             1,776,882
                                                                                           -----------
          HOTEL & LODGING  0.8%
   350    Park Place Entertainment Corp. ........................... 7.950     08/01/03        354,943
          INTEGRATED TELECOMMUNICATION SERVICES  1.1%
   500    GTE Corp. ................................................ 7.510     04/01/09        518,900
                                                                                           -----------
          MOVIES & ENTERTAINMENT  1.1%
   500    Time Warner, Inc. ........................................ 7.975     08/15/04        523,348
                                                                                           -----------
          OIL & GAS  0.2%
   100    Amerada Hess Corp. ....................................... 7.875     10/01/29        104,865
                                                                                           -----------

          OIL & GAS REFINING & MARKETING  2.2%
   500    Ashland Inc. ............................................. 6.860     05/01/09        480,307
   500    Coastal Corp. ............................................ 7.500     08/15/06        517,464
                                                                                           -----------
                                                                                               997,771
                                                                                           -----------
          RAW MATERIALS/PROCESSING INDUSTRIES  1.1%
   500    Georgia Pacific Corp. .................................... 9.950     06/15/02        501,567
                                                                                           -----------
          RETAIL  0.6%
   250    Kroger Co., Ser B......................................... 7.250     06/01/09        255,431
                                                                                           -----------

          TECHNOLOGY  2.2%
   500    Raytheon Co. ............................................. 6.750     08/15/07        497,029
   500    Sun Microsystems, Inc. ................................... 7.500     08/15/06        515,976
                                                                                           -----------
                                                                                             1,013,005
                                                                                           -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                                       MARKET
(000)     DESCRIPTION                                                COUPON    MATURITY       VALUE
          TRANSPORTATION  0.5%
$  250    Ford Motor Credit Co. .................................... 6.700%    07/16/04    $   249,550
                                                                                           -----------

          UTILITIES  3.8%
   300    360 Communications Co. ................................... 7.125     03/01/03        301,827
   500    Cox Communications, Inc. ................................. 6.875     06/15/05        502,207
   250    Edison International, Inc. ............................... 6.875     09/15/04        208,047
   250    Niagara Mohawk Power Corp., Ser G......................... 7.750     10/01/08        261,308
   250    Southern Energy, Inc., 144A Private Placement (b)......... 7.900     07/15/09        248,490
   250    Sprint Capital Corp. ..................................... 6.125     11/15/08        223,296
                                                                                           -----------
                                                                                             1,745,175
                                                                                           -----------
          TOTAL CORPORATE BONDS 24.5%..................................................     11,182,769
                                                                                           -----------

          UNITED STATES GOVERNMENT OBLIGATIONS  8.1%
 1,700    United States Treasury Bond............................... 6.125     08/15/29      1,851,759
 1,250    United States Treasury Note............................... 5.250     08/15/03      1,253,675
   250    United States Treasury Note............................... 6.500     02/15/10        273,642
   250    United States Treasury Note............................... 6.625     05/15/07        269,737
    50    United States Treasury Note............................... 6.750     05/15/05         53,263
                                                                                           -----------
TOTAL UNITED STATES GOVERNMENT OBLIGATIONS.............................................      3,702,076
                                                                                           -----------
TOTAL LONG-TERM INVESTMENTS  93.9%
  (Cost $39,631,050)...................................................................     42,848,652
REPURCHASE AGREEMENT  5.7%
  UBS Securities ($2,595,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on 01/02/01 at $2,596,287) (Cost
    $2,595,000)........................................................................      2,595,000
                                                                                           -----------

TOTAL INVESTMENTS  99.6%
  (Cost $42,226,050)...................................................................     45,443,652
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%............................................        189,612
                                                                                           -----------

NET ASSETS  100.0%.....................................................................    $45,633,264
                                                                                           ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $42,226,050)........................  $45,443,652
Cash........................................................          655
Receivables:
  Interest..................................................      272,998
  Dividends.................................................       34,054
Other.......................................................       95,543
                                                              -----------
    Total Assets............................................   45,846,902
                                                              -----------
LIABILITIES:
Payables:
  Affiliates................................................       17,539
  Investment Advisory Fee...................................       13,292
  Portfolio Shares Repurchased..............................        1,294
Trustees' Deferred Compensation and Retirement Plans........      132,795
Accrued Expenses............................................       48,718
                                                              -----------
    Total Liabilities.......................................      213,638
                                                              -----------
NET ASSETS..................................................  $45,633,264
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $40,660,692
Net Unrealized Appreciation.................................    3,217,602
Accumulated Undistributed Net Investment Income.............    1,613,633
Accumulated Net Realized Gain...............................      141,337
                                                              -----------
NET ASSETS..................................................  $45,633,264
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $45,633,264 and 4,261,145 shares
  of beneficial interest issued and outstanding)............  $     10.71
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $ 1,658,107
Dividends (Net of foreign withholding taxes of $864)........      299,287
                                                              -----------
    Total Income............................................    1,957,394
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      246,847
Trustees' Fees and Related Expenses.........................       38,740
Accounting..................................................       26,036
Audit.......................................................       16,194
Shareholder Report..........................................       14,997
Custody.....................................................       11,344
Legal.......................................................        7,082
Other.......................................................       18,919
                                                              -----------
    Total Expenses..........................................      380,159
    Investment Advisory Fee Reduction.......................       82,497
    Less Credits Earned on Cash Balances....................        2,739
                                                              -----------
    Net Expenses............................................      294,923
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,662,471
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   297,895
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    5,382,869
  End of the Period.........................................    3,217,602
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,165,267)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,867,372)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (204,901)
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $  1,662,471         $  1,923,837
Net Realized Gain...........................................         297,895            3,958,873
Net Unrealized Depreciation During the Period...............      (2,165,267)          (3,345,675)
                                                                ------------         ------------
Change in Net Assets from Operations........................        (204,901)           2,537,035
                                                                ------------         ------------

Distributions from Net Investment Income....................      (1,929,516)          (1,970,700)
Distributions from Net Realized Gain........................      (4,035,440)          (5,938,317)
                                                                ------------         ------------
Total Distributions.........................................      (5,964,956)          (7,909,017)
                                                                ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      (6,169,857)          (5,371,982)
                                                                ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       2,826,305            2,459,470
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       5,964,956            7,909,018
Cost of Shares Repurchased..................................     (10,427,668)         (13,018,242)
                                                                ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      (1,636,407)          (2,649,754)
                                                                ------------         ------------
TOTAL DECREASE IN NET ASSETS................................      (7,806,264)          (8,021,736)
NET ASSETS:
Beginning of the Period.....................................      53,439,528           61,461,264
                                                                ------------         ------------
End of the Period (Including accumulated undistributed net
  investment income of $1,613,633 and $1,859,032,
  respectively).............................................    $ 45,633,264         $ 53,439,528
                                                                ============         ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                     YEAR ENDED DECEMBER 31,
CLASS I SHARES                                            ----------------------------------------------
                                                           2000      1999      1998      1997      1996
                                                          ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............    $12.15    $13.38    $11.91    $11.35    $11.64
                                                          ------    ------    ------    ------    ------
  Net Investment Income...............................       .41       .46       .43       .51       .48
  Net Realized and Unrealized Gain/Loss...............      (.44)      .12      1.41      1.90      1.08
                                                          ------    ------    ------    ------    ------
Total from Investment Operations......................      (.03)      .58      1.84      2.41      1.56
                                                          ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income............       .46       .45       .01       .52       .48
  Distributions from Net Realized Gain................       .95      1.36       .36      1.33      1.37
                                                          ------    ------    ------    ------    ------
Total Distributions...................................      1.41      1.81       .37      1.85      1.85
                                                          ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD....................    $10.71    $12.15    $13.38    $11.91    $11.35
                                                          ======    ======    ======    ======    ======

Total Return*.........................................     -.57%     4.94%    15.67%    21.81%    13.78%
Net Assets at End of the Period (In millions).........    $ 45.6    $ 53.4    $ 61.5    $ 63.3    $ 63.9
Ratio of Expenses to Average Net Assets*..............      .60%      .60%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net
  Assets*.............................................     3.37%     3.41%     3.17%     3.86%     3.78%
Portfolio Turnover....................................       55%       78%       93%       58%      118%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...............      .77%      .77%      .72%      .71%      .81%
Ratio of Net Investment Income to Average Net
  Assets..............................................     3.20%     3.24%     3.05%     3.75%     3.57%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Asset Allocation Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate- and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation. The Portfolio commenced investment operations on June 30, 1987.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Portfolio currently does not amortize premiums on fixed income securities. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Portfolio has not completed its analysis of the impact of this accounting change.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $42,318,406; the aggregate gross unrealized appreciation is $6,166,030 and the aggregate gross unrealized depreciation is $3,040,784, resulting in net unrealized appreciation on long- and short-term investments of $3,125,246.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. A permanent difference relating to market discount totaling $32,742 has been reclassified from accumulated net realized gain to accumulated undistributed net investment income. Additionally, a permanent difference relating to capital gains distributions totaling $11,096 has been reclassified to accumulated net realized gain from accumulated undistributed net investment income.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Portfolio's custody fee was reduced by $2,739 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolio"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolio as follows:

AVERAGE DAILY NET ASSETS                                                % PER ANNUM
First $500 million..........................................             .50 of 1%
Next $500 million...........................................             .45 of 1%
Over $1 billion.............................................             .40 of 1%

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60%.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    For the the year ended December 31, 2000, the Adviser voluntarily waived $82,497 of it's investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $7,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $8,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $14,500. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $59,336 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

    For the year ended December 31, 2000, share transactions were as follows:

Beginning Shares............................................    4,399,081
Sales.......................................................      251,444
Dividend Reinvestment.......................................      544,779
Repurchases.................................................     (934,159)
                                                              -----------
Ending Shares...............................................    4,261,145
                                                              -----------
Capital at 12/31/00.........................................  $40,660,692
                                                              ===========

    For the year ended December 31, 1999, share transactions were as follows:

Beginning Shares............................................    4,591,957
Sales.......................................................      200,932
Dividend Reinvestment.......................................      680,053
Repurchases.................................................   (1,073,861)
                                                              -----------
Ending Shares...............................................    4,399,081
                                                              -----------
Capital at 12/31/99.........................................  $42,297,099
                                                              ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $24,532,985 and $23,632,044, respectively.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Comstock Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Comstock Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets and the financial highlights of the Portfolio for the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
February 8, 2001

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
COMMON STOCKS  91.6%
APPAREL RETAIL  1.5%
The Gap, Inc. ..............................................  15,475   $   394,612
                                                                       -----------
APPLICATION SOFTWARE  0.3%
Electronics for Imaging, Inc. (a)...........................   5,900        82,231
                                                                       -----------
AUTOMOBILE MANUFACTURERS  0.3%
Ford Motor Co. .............................................   2,837        66,492
                                                                       -----------

BANKS  4.0%
Bank of America Corp. ......................................   2,850       130,744
FleetBoston Financial Corp. ................................   4,218       158,439
J.P. Morgan Chase & Co. ....................................   2,255       102,462
U.S. Bancorp................................................  13,850       404,247
Washington Mutual, Inc. ....................................   2,380       126,289
Wells Fargo Co. ............................................   2,810       156,482
                                                                       -----------
                                                                         1,078,663
                                                                       -----------
BUILDING PRODUCTS  1.0%
Masco Corp. ................................................  10,200       262,012
                                                                       -----------

COMPUTER HARDWARE  1.6%
Compaq Computer Corp. ......................................  12,200       183,610
Dell Computer Corp. (a).....................................   5,700        99,394
Gateway, Inc. (a)...........................................   2,500        44,975
Hewlett Packard Co. ........................................   1,400        44,187
International Business Machines Corp. ......................     600        51,000
                                                                       -----------
                                                                           423,166
                                                                       -----------
COMPUTER STORAGE & PERIPHERALS  0.6%
Lexmark International, Inc., Class A (a)....................   3,800       168,387
                                                                       -----------
COMPUTERS & ELECTRONIC RETAIL  0.6%
Best Buy Co., Inc. (a)......................................   5,800       171,462
                                                                       -----------
CONSTRUCTION & FARM MACHINERY  2.2%
Caterpillar, Inc. ..........................................  12,700       600,869
                                                                       -----------
CONSUMER FINANCE  1.9%
Providian Financial Corp. ..................................   9,060       520,950
                                                                       -----------
DEPARTMENT STORES  1.4%
Federated Department Stores, Inc. (a).......................  11,075       387,625
                                                                       -----------
DIVERSIFIED CHEMICALS  5.3%
Dow Chemical Co. ...........................................  20,500       750,812
Du Pont (E.I.) de Nemours & Co. ............................  13,800       666,712
                                                                       -----------
                                                                         1,417,524
                                                                       -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
DIVERSIFIED FINANCIAL SERVICES  1.7%
Bear Stearns Cos., Inc. ....................................   1,390   $    70,456
Freddie Mac.................................................   2,740       188,717
Stilwell Financial, Inc. ...................................   5,200       205,075
                                                                       -----------
                                                                           464,248
                                                                       -----------
DIVERSIFIED METALS & MINING  0.6%
Freeport-McMoRan Copper & Gold, Inc., Class B (a)...........  18,055       154,596
                                                                       -----------

ELECTRICAL COMPONENTS & EQUIPMENT  0.1%
American Power Conversion Corp. (a).........................   1,200        14,850
                                                                       -----------

ELECTRIC UTILITIES  11.4%
American Electric Power Co., Inc. ..........................   2,272       105,648
Constellation Energy Group..................................   2,430       109,502
DTE Energy Co. .............................................   1,370        53,344
Duke Energy Corp. ..........................................   2,550       217,387
Edison International, Inc. .................................   6,260        97,812
Exelon Corp. ...............................................   2,895       203,258
IDACORP, Inc. ..............................................   1,250        61,328
NSTAR.......................................................     666        28,555
OGE Energy Corp. ...........................................   2,720        66,470
PG&E Corp. .................................................   5,310       106,200
Public Service Enterprise Group.............................   2,000        97,250
Reliant Energy, Inc. .......................................   8,400       363,825
ScottishPower PLC--ADR (United Kingdom).....................   5,064       153,502
Southern Co. ...............................................  20,400       678,300
TXU Corp. ..................................................  12,590       557,894
Xcel Energy, Inc. ..........................................   5,468       158,914
                                                                       -----------
                                                                         3,059,189
                                                                       -----------
ENVIRONMENTAL SERVICES  1.4%
Waste Management, Inc. .....................................  13,930       386,558
                                                                       -----------

FOOD RETAIL  0.8%
Kroger Co. (a)..............................................   7,735       209,328
                                                                       -----------

FOREST PRODUCTS  3.2%
Weyerhaeuser Co. ...........................................  17,000       862,750
                                                                       -----------

GENERAL MERCHANDISE STORES  1.0%
Target Corp. ...............................................   8,000       258,000
                                                                       -----------

GOLD  1.1%
Barrick Gold Corp. (Canada).................................   9,330       152,825
Placer Dome, Inc. (Canada)..................................  15,470       148,899
                                                                       -----------
                                                                           301,724
                                                                       -----------
HEALTH CARE DISTRIBUTORS & SERVICES  0.2%
McKesson HBOC, Inc. ........................................   1,800        64,602
                                                                       -----------

HEALTH CARE FACILITIES  1.2%
HCA-The Healthcare Co. .....................................   2,525       111,125
Tenet Healthcare Corp. (a)..................................   4,500       199,969
                                                                       -----------
                                                                           311,094
                                                                       -----------
HOME IMPROVEMENT RETAIL  2.0%
Lowe's Cos., Inc. ..........................................  11,800       525,100
                                                                       -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
HOUSEHOLD PRODUCTS  1.6%
Kimberly-Clark Corp. .......................................   3,510   $   248,122
Procter & Gamble Co. .......................................   2,355       184,720
                                                                       -----------
                                                                           432,842
                                                                       -----------
INDUSTRIAL MACHINERY  1.6%
Cognex Corp. (a)............................................   5,700       126,113
Ingersoll-Rand Co. .........................................   7,200       301,500
                                                                       -----------
                                                                           427,613
                                                                       -----------
INSURANCE BROKERS  0.5%
Aon Corp. ..................................................   4,200       143,850
                                                                       -----------

INTEGRATED OIL & GAS  11.3%
BP Amoco PLC--ADR (United Kingdom)..........................  16,880       808,130
Chevron Corp. ..............................................   7,590       640,881
Conoco, Inc., Class A.......................................  32,400       927,450
Texaco, Inc. ...............................................  10,500       652,313
                                                                       -----------
                                                                         3,028,774
                                                                       -----------
INTEGRATED TELECOMMUNICATION SERVICES  2.8%
SBC Communications, Inc. ...................................   4,200       200,550
Sprint Corp. ...............................................   6,100       123,906
Verizon Communications, Inc. ...............................   8,480       425,060
                                                                       -----------
                                                                           749,516
                                                                       -----------
IT CONSULTING & SERVICES  1.0%
SunGard Data Systems, Inc. (a)..............................   5,560       262,015
                                                                       -----------

LEISURE PRODUCTS  0.4%
Mattel, Inc. ...............................................   6,900        99,636
                                                                       -----------

LIFE & HEALTH INSURANCE  0.8%
Torchmark Corp. ............................................   5,410       207,947
                                                                       -----------

OIL & GAS DRILLING  0.5%
Diamond Offshore Drilling, Inc. ............................   3,380       135,200
                                                                       -----------

OIL & GAS EQUIPMENT & SERVICES  1.7%
Halliburton Co. ............................................  12,490       452,763
                                                                       -----------

OIL & GAS EXPLORATION & PRODUCTION  1.4%
Burlington Resources, Inc. .................................   4,200       212,100
Unocal Corp. ...............................................   3,990       154,363
                                                                       -----------
                                                                           366,463
                                                                       -----------
PACKAGED FOODS  4.2%
ConAgra, Inc. ..............................................  16,900       439,400
Sara Lee Corp. .............................................  27,610       678,171
                                                                       -----------
                                                                         1,117,571
                                                                       -----------
PAPER PACKAGING  0.4%
Sealed Air Corp. (a)........................................   3,600       109,800
                                                                       -----------

PAPER PRODUCTS  4.9%
Boise Cascade Corp. ........................................  12,290       413,251
International Paper Co. ....................................  22,179       905,180
                                                                       -----------
                                                                         1,318,431
                                                                       -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
PHARMACEUTICALS  1.4%
American Home Products Corp. ...............................   4,540   $   288,517
Aventis SA--ADR (France)....................................   1,055        88,884
                                                                       -----------
                                                                           377,401
                                                                       -----------
PHOTOGRAPHIC PRODUCTS  0.5%
Eastman Kodak Co. ..........................................   3,300       129,938
                                                                       -----------

PROPERTY & CASUALTY INSURANCE  4.8%
Allstate Corp. .............................................  12,400       540,175
AMBAC Financial Group, Inc. ................................   6,880       401,190
Berkshire Hathaway, Inc., Class B (a).......................      95       223,630
Chubb Corp. ................................................     450        38,925
LandAmerica Financial Group, Inc. ..........................   2,020        81,684
                                                                       -----------
                                                                         1,285,604
                                                                       -----------
RAILROADS  0.5%
Canadian Pacific Ltd. (Canada)..............................   4,900       139,956
                                                                       -----------

REINSURANCE  0.0%
Everest Re Group, Ltd. .....................................      60         4,298
                                                                       -----------

SEMICONDUCTORS  0.2%
Intel Corp. ................................................   1,400        42,088
                                                                       -----------

SPECIALTY CHEMICALS  0.9%
Rohm & Haas Co. ............................................   6,600       239,663
                                                                       -----------

STEEL  0.9%
USX-U.S. Steel Group........................................  13,090       235,620
                                                                       -----------

SYSTEMS SOFTWARE  0.7%
BMC Software, Inc. (a)......................................   3,600        50,400
Microsoft Corp. (a).........................................   3,400       147,475
                                                                       -----------
                                                                           197,875
                                                                       -----------
TELECOMMUNICATIONS EQUIPMENT  0.9%
Motorola, Inc. .............................................  11,900       240,975
                                                                       -----------

TOBACCO  2.3%
Philip Morris Cos., Inc. ...................................  14,040       617,760
                                                                       -----------
TOTAL LONG-TERM INVESTMENTS  91.6%
  (Cost $21,906,674)................................................    24,549,631
                                                                       -----------

SHORT-TERM INVESTMENTS  15.1%
REPURCHASE AGREEMENTS  13.2%
Bank of America ($1,200,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $1,200,640)...........................................     1,200,000
State Street Bank & Trust Co. ($1,200,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/29/00 to
  be sold on 01/02/01 at $1,200,580)................................     1,200,000
UBS Securities ($1,140,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $1,140,565)...........................................     1,140,000
                                                                       -----------

TOTAL REPURCHASE AGREEMENTS.........................................     3,540,000

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                         MARKET
DESCRIPTION                                                               VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS  1.9%
United States Treasury Bills ($500,000 par, yielding 5.748%,
  01/18/01 maturity)................................................   $   498,567
                                                                       -----------

TOTAL SHORT-TERM INVESTMENTS  15.1%
  (Cost $4,038,567).................................................     4,038,567
                                                                       -----------

TOTAL INVESTMENTS  106.7%
  (Cost $25,945,241)................................................    28,588,198

LIABILITIES IN EXCESS OF OTHER ASSETS  (6.7%).......................   (1,785,534)
                                                                       -----------

NET ASSETS  100.0%..................................................   $26,802,664
                                                                       ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments, including repurchase agreements of
  $3,540,000 (Cost $25,945,241).............................  $28,588,198
Cash........................................................        5,929
Receivables:
  Portfolio Shares Sold.....................................      391,278
  Investments Sold..........................................      108,397
  Dividends.................................................       31,279
  Expense Reimbursement from Adviser........................       22,206
  Interest..................................................        1,785
Other.......................................................       12,474
                                                              -----------
    Total Assets............................................   29,161,546
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    2,301,804
  Distributor and Affiliates................................        4,807
  Portfolio Shares Repurchased..............................        1,375
Trustees' Deferred Compensation and Retirement Plans........       16,075
Accrued Expenses............................................       34,821
                                                              -----------
    Total Liabilities.......................................    2,358,882
                                                              -----------
NET ASSETS..................................................  $26,802,664
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $24,095,630
Net Unrealized Appreciation.................................    2,642,957
Accumulated Net Realized Gain...............................       81,234
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (17,157)
                                                              -----------
NET ASSETS..................................................  $26,802,664
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
    Class I Shares (Based on net assets of $16,682,455 and
    1,419,614 shares of beneficial interest issued and
    outstanding)............................................  $     11.75
                                                              ===========
    Class II Shares (Based on net assets of $10,120,209 and
    861,175 shares of beneficial interest issued and
    outstanding)............................................  $     11.75
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $588)........  $  141,334
Interest....................................................      81,668
                                                              ----------
    Total Income............................................     223,002
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................      39,307
Shareholder Reports.........................................      31,173
Custody.....................................................      20,040
Trustees' Fees and Related Expenses.........................      18,272
Shareholder Services........................................      16,785
Accounting..................................................       9,093
Audit.......................................................       7,248
Distribution (12b-1) and Service Fees.......................       2,847
Legal.......................................................         570
Other.......................................................          57
                                                              ----------
    Total Expenses..........................................     145,392
    Expense Reduction ($39,307 Investment Advisory Fee and
     $38,286 Other).........................................      77,593
    Less Credits Earned on Cash Balances....................       3,517
                                                              ----------
    Net Expenses............................................      64,282
                                                              ----------
NET INVESTMENT INCOME.......................................  $  158,720
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  291,211
  Futures...................................................     (41,441)
                                                              ----------
Net Realized Gain...........................................     249,770
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (77,038)
  End of the Period:
    Investments.............................................   2,642,957
                                                              ----------
Net Unrealized Appreciation During the Period...............   2,719,995
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $2,969,765
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,128,485
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................     $   158,720          $   15,351
Net Realized Gain...........................................         249,770               8,752
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       2,719,995             (77,038)
                                                                 -----------          ----------
Change in Net Assets from Operations........................       3,128,485             (52,935)
                                                                 -----------          ----------

Distributions from Net Investment Income*...................        (158,720)            (15,351)
Distributions in Excess of Net Investment Income*...........         (11,456)             (5,710)
                                                                 -----------          ----------
Distributions from and in Excess of Net Investment
  Income*...................................................        (170,176)            (21,061)
Distributions from Net Realized Gain*.......................        (177,288)                -0-
                                                                 -----------          ----------
Total Distributions.........................................        (347,464)            (21,061)
                                                                 -----------          ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       2,781,021             (73,996)
                                                                 -----------          ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      23,535,840             662,801
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         347,464               7,651
Cost of Shares Repurchased..................................      (1,456,300)             (1,817)
                                                                 -----------          ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      22,427,004             668,635
                                                                 -----------          ----------
TOTAL INCREASE IN NET ASSETS................................      25,208,025             594,639
NET ASSETS:
Beginning of the Period.....................................       1,594,639           1,000,000
                                                                 -----------          ----------
End of the Period (Including accumulated distributions in
  excess of net investment income of $17,157 and $5,710,
  respectively).............................................     $26,802,664          $1,594,639
                                                                 ===========          ==========

* Distributions by Class
------------------------------------------------------------

Distributions from and in Excess of Net Investment Income:
  Class I Shares............................................     $  (112,156)         $  (21,061)
  Class II Shares...........................................         (58,020)                -0-
                                                                 -----------          ----------
                                                                 $  (170,176)         $  (21,061)
                                                                 ===========          ==========

Distributions from Net Realized Gain:
  Class I Shares............................................     $  (123,850)         $      -0-
  Class II Shares...........................................         (53,438)                -0-
                                                                 -----------          ----------
                                                                 $  (177,288)         $      -0-
                                                                 ===========          ==========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                     APRIL 30, 1999
                                                                                     (COMMENCEMENT
                                                                                     OF INVESTMENT
                       CLASS I SHARES                           YEAR ENDED           OPERATIONS) TO
                                                             DECEMBER 31, 2000     DECEMBER 31, 1999
                                                             -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $ 9.31                 $10.00
                                                                  ------                 ------
  Net Investment Income.....................................         .14                    .10
  Net Realized and Unrealized Gain/Loss.....................        2.57                   (.66)
                                                                  ------                 ------
Total from Investment Operations............................        2.71                   (.56)
                                                                  ------                 ------
Less:
  Distributions from and in Excess of Net Investment
    Income..................................................         .09                    .13
  Distributions from Net Realized Gain......................         .18                    -0-
                                                                  ------                 ------
Total Distributions.........................................         .27                    .13
                                                                  ------                 ------
NET ASSET VALUE, END OF THE PERIOD..........................      $11.75                 $ 9.31
                                                                  ======                 ======

Total Return*...............................................      29.79%                 -5.53%**
Net Assets at End of the Period (In millions)...............      $ 16.7                 $  1.6
Ratio of Expenses to Average Net Assets* (a)................       1.01%                   .95%
Ratio of Net Investment Income to Average Net Assets*.......       2.49%                  1.99%
Portfolio Turnover..........................................         74%                    42%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (a).................       2.20%                 10.36%
Ratio of Net Investment Income/Loss to Average Net Assets...       1.30%                 (7.42%)

** Non-annualized

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .06% for the year ended December 31, 2000.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              SEPTEMBER 18, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
                      CLASS II SHARES                           OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................        $10.19
                                                                    ------
  Net Investment Income.....................................           .04
  Net Realized and Unrealized Gain..........................          1.68
                                                                    ------
Total from Investment Operations............................          1.72
                                                                    ------
Less:
  Distributions from and in Excess of Net Investment
    Income..................................................           .08
  Distributions from Net Realized Gain......................           .08
                                                                    ------
Total Distributions.........................................           .16
                                                                    ------
NET ASSET VALUE, END OF THE PERIOD..........................        $11.75
                                                                    ======

Total Return* (a)...........................................        17.07%**
Net Assets at End of the Period (In millions)...............        $ 10.1
Ratio of Expenses to Average Net Assets*....................         1.20%
Ratio of Net Investment Income to Average Net Assets*.......         2.14%
Portfolio Turnover..........................................           74%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................         2.38%
Ratio of Net Investment Income to Average Net Assets........          .96%

** Non-Annualized

(a) This return includes Rule 12b-1 fees of up to .25%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Comstock Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks. The Portfolio commenced investment operations on April 30, 1999. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $26,047,883; the aggregate gross unrealized appreciation is $2,955,653 and the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

aggregate gross unrealized depreciation is $415,338, resulting in net unrealized appreciation on long- and short-term investments of $2,540,315.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short term capital gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. For the tax year ended December 31, 2000, permanent book and tax differences of $9 relating to other expenses which are not deductible for tax purposes were reclassified from accumulated undistributed net investment income to capital.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Portfolio's custody fee was reduced by $3,517 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................   .60 of 1%
Over $500 million...........................................   .55 of 1%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .95% and 1.20% for Classes I and II, respectively. For the year ended December 31, 2000, the Adviser voluntarily waived $39,307 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person. All of this expense has been assumed by Van Kampen.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $1,600, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio. All of this expense has been assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $15,500. All of this expense has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio, and to the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $12,470 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distribution received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $14,633,890 and $9,461,749 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class I...................................................  1,366,538   $14,172,328
  Class II..................................................    852,259     9,363,512
                                                              ---------   -----------
Total Sales.................................................  2,218,797   $23,535,840
                                                              =========   ===========
Dividend Reinvestment:
  Class I...................................................     21,969   $   236,006
  Class II..................................................     10,132       111,458
                                                              ---------   -----------
Total Dividend Reinvestment.................................     32,101   $   347,464
                                                              =========   ===========
Repurchases:
  Class I...................................................   (140,132)  $(1,443,079)
  Class II..................................................     (1,216)      (13,221)
                                                              ---------   -----------
Total Repurchases...........................................   (141,348)  $(1,456,300)
                                                              =========   ===========

    At December 31, 1999, capital aggregated $1,668,635 for Class I Shares. For the year ended December 31, 1999, Class I Share transactions were as follows:

Beginning Shares............................................  100,000
Sales.......................................................   70,595
Dividend Reinvestment.......................................      838
Repurchases.................................................     (194)
                                                              -------
Ending Shares...............................................  171,239
                                                              =======

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $24,875,417 and $4,673,729, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $25,000, for the year ended December 31, 2000, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 1999............................     -0-
Futures Opened..............................................       9
Futures Closed..............................................      (9)
                                                                 ---
Outstanding at December 31, 2000............................     -0-
                                                                 ===

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Domestic Income

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Domestic Income Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000 the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
February 8, 2001

                                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                                       MARKET
(000)     DESCRIPTION                                                COUPON    MATURITY       VALUE
          CORPORATE BONDS  87.4%
          CONSUMER DISTRIBUTION  5.0%
$500      Gruma SA De CV, 144A--Private Placement (Mexico) (a)...... 7.625%    10/15/07    $   390,000
 500      Nabisco, Inc. ............................................ 7.550     06/15/15        472,356
                                                                                           -----------
                                                                                               862,356
                                                                                           -----------
          CONSUMER DURABLES  1.5%
 250      DaimlerChrysler NA Holding................................ 7.750     05/27/03        253,278
                                                                                           -----------
          CONSUMER NON-DURABLES  3.3%
 500      Bausch & Lomb, Inc. ...................................... 7.125     08/01/28        320,205
 250      Pepsi Bottling Group, Inc. ............................... 7.000     03/01/29        248,916
                                                                                           -----------
                                                                                               569,121
                                                                                           -----------
          CONSUMER SERVICES  12.9%
 250      Clear Channel Communications.............................. 7.875     06/15/05        260,087
 500      CSC Holdings, Inc. ....................................... 7.875     12/15/07        505,000
 250      Liberty Media Corp. ...................................... 8.250     02/01/30        228,673
 250      News America Holdings, Inc. .............................. 8.875     04/26/23        259,913
 250      Socgen Real Estate Co. LLC Ser A, 144A--Private Placement
          (a)....................................................... 7.640     12/29/49        240,012
 100      Time Warner Entertainment Co. ............................ 8.375     07/15/33        108,841
 250      Time Warner, Inc. ........................................ 7.975     08/15/04        261,674
 100      Viacom, Inc. ............................................. 7.750     06/01/05        104,298
 250      Walt Disney Co. .......................................... 7.300     02/08/05        260,726
                                                                                           -----------
                                                                                             2,229,224
                                                                                           -----------
          ENERGY  5.0%
 100      Amerada Hess Corp. ....................................... 7.875     10/01/29        104,865
 250      Norcen Energy, Ltd. (Canada).............................. 7.375     05/15/06        259,071
 250      PDV America, Inc. ........................................ 7.875     08/01/03        244,167
 250      USX Corp. ................................................ 6.650     02/01/06        250,210
                                                                                           -----------
                                                                                               858,313
                                                                                           -----------
          FINANCE  16.9%
 250      Abbey National PLC (United Kingdom)....................... 7.350     10/29/49        241,046
 500      Avalonbay Communities, Inc. .............................. 7.500     08/01/09        499,681
 150      Capital One Bank.......................................... 8.250     06/15/05        151,845
 100      EOP Operating LP.......................................... 7.750     11/15/07        102,200
 250      Ford Motor Credit Co. .................................... 7.375     10/28/09        250,395
 125      Korea Development Bank (Korea)............................ 6.500     11/15/02        123,501
 250      Lehman Brothers Holdings, Inc. ........................... 8.500     05/01/07        265,771
 250      Liberty Property LP....................................... 8.500     08/01/10        262,721
 250      National Australia Bank (Australia)....................... 8.600     05/19/10        277,788
 250      Nordbanken AB, 144A--Private Placement (Sweden) (a)....... 7.250     11/12/09        254,092
 250      Qwest Capital Funding, Inc., 144A--Private Placement
          (a)....................................................... 7.900     08/15/10        256,876
 250      Washington Mutual Capital I............................... 8.375     06/01/27        233,757
                                                                                           -----------
                                                                                             2,919,673
                                                                                           -----------
          HOTEL & LODGING  3.0%
 500      Park Place Entertainment Corp. ........................... 7.950     08/01/03        507,061
                                                                                           -----------

          NETWORKING EQUIPMENT  5.9%
 250      Enron Corp. .............................................. 7.125     05/15/07        257,376

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                                       MARKET
(000)     DESCRIPTION                                                COUPON    MATURITY       VALUE
          NETWORKING EQUIPMENT (CONTINUED)
$250      General Electric Capital Corp. ........................... 6.500%    12/10/07    $   253,078
 250      Verizon Global Funding Corp., 144A--Private Placement
          (a)....................................................... 6.750     12/01/05        252,003
 250      Vodafone Group PLC (United Kingdom)....................... 7.750     02/15/10        259,133
                                                                                           -----------
                                                                                             1,021,590
                                                                                           -----------
          PRODUCER MANUFACTURING  1.4%
 250      USA Waste Services, Inc. ................................. 7.000     10/01/04        245,089
                                                                                           -----------

          RAW MATERIALS/PROCESSING INDUSTRIES  8.4%
 500      Georgia-Pacific Corp. .................................... 9.950     06/15/02        501,567
 500      IDEX Corp. ............................................... 6.875     02/15/08        461,191
 250      Tosco Corp. .............................................. 8.250     05/15/03        261,615
 150      Vicap SA (Mexico)......................................... 10.250    05/15/02        145,500
 100      Vicap SA (Mexico)......................................... 11.375    05/15/07         81,000
                                                                                           -----------
                                                                                             1,450,873
                                                                                           -----------
          RETAIL  1.5%
 250      Fred Meyer, Inc. ......................................... 7.375     03/01/05        258,204
                                                                                           -----------

          TECHNOLOGY  2.7%
 100      Lockheed Martin Corp. .................................... 8.500     12/01/29        113,811
 100      Raytheon Co. ............................................. 6.750     08/15/07         99,406
 250      Sun Microsystems, Inc. ................................... 7.500     08/15/06        257,988
                                                                                           -----------
                                                                                               471,205
                                                                                           -----------
          TRANSPORTATION  4.8%
 100      Canadian National Railway Co. (Canada).................... 7.625     05/15/23        100,758
 500      Delta Airlines, Inc. ..................................... 9.750     05/15/21        501,614
 200      United Air Lines, Inc. ................................... 10.020    03/22/14        226,241
                                                                                           -----------
                                                                                               828,613
                                                                                           -----------
          UTILITIES  15.1%
 250      AT & T Canada, Inc. (Canada).............................. 7.650     09/15/06        245,173
 500      Cleveland Electric Illuminating Co. ...................... 7.625     08/01/02        507,137
 250      Cox Communications, Inc. ................................. 6.875     06/15/05        251,103
 250      Edison International, Inc. ............................... 6.875     09/15/04        208,047
 250      Israel Electric Corp. Ltd., 144A--Private Placement
          (Israel) (a).............................................. 8.250     10/15/09        255,719
 250      Niagara Mohawk Power Corp., Ser G......................... 7.750     10/01/08        261,308
 230      Phillips Petroleum Co. ................................... 9.375     02/15/11        267,329
 350      Public Service Co. Colorado............................... 8.750     03/01/22        364,498
 250      Southern Energy, Inc., 144A--Private Placement (a)........ 7.900     07/15/09        248,490
                                                                                           -----------
                                                                                             2,608,804
                                                                                           -----------
TOTAL CORPORATE BONDS  87.4%...........................................................     15,083,404
                                                                                           -----------

          GOVERNMENT OBLIGATIONS  9.1%
 250      Federal National Mortgage Association Pools............... 7.000     07/15/05        262,623
 250      Federal National Mortgage Association Pools............... 10.000    04/01/21        274,358
 100      Ontario Province (Canada)................................. 7.625     06/22/04        105,376
 250      United Mexican States (Mexico)............................ 10.375    02/17/09        273,750
 600      United States Treasury Bond............................... 6.125     08/15/29        653,562
                                                                                           -----------

TOTAL GOVERNMENT OBLIGATIONS...........................................................      1,569,669
                                                                                           -----------

TOTAL LONG-TERM INVESTMENTS  96.5%
  (Cost $16,680,190)...................................................................     16,653,073
                                                                                           -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                              MARKET
DESCRIPTION                                                   VALUE
REPURCHASE AGREEMENT  2.2%
UBS Securities ($380,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated
12/29/00 to be sold on 01/02/01 at $380,251)
  (Cost $380,000)...........................................  $   380,000
                                                              -----------
TOTAL INVESTMENTS  98.7%
  (Cost $17,060,190)........................................   17,033,073
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%.................      225,317
                                                              -----------
NET ASSETS  100.0%..........................................  $17,258,390
                                                              ===========

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $17,060,190)........................  $17,033,073
Receivables:
  Interest..................................................      325,465
  Portfolio Shares Sold.....................................           13
Other.......................................................       91,060
                                                              -----------
    Total Assets............................................   17,449,611
                                                              -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................        8,226
  Portfolio Shares Repurchased..............................        4,202
  Investment Advisory Fee...................................        3,370
  Custodian Bank............................................        1,389
Trustees' Deferred Compensation and Retirement Plans........      127,774
Accrued Expenses............................................       46,260
                                                              -----------
    Total Liabilities.......................................      191,221
                                                              -----------
NET ASSETS..................................................  $17,258,390
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $18,021,421
Accumulated Undistributed Net Investment Income.............    1,160,060
Net Unrealized Depreciation.................................      (27,117)
Accumulated Net Realized Loss...............................   (1,895,974)
                                                              -----------
NET ASSETS..................................................  $17,258,390
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $17,257,385 and
    2,200,908 shares of beneficial interest issued and
    outstanding)............................................  $      7.84
                                                              ===========
  Class II Shares (Based on net assets of $1,005 and 128
    shares of beneficial interest issued and outstanding)...  $      7.85
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $1,337,909
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................      81,879
Trustees' Fees and Related Expenses.........................      37,848
Shareholder Reports.........................................      34,905
Audit.......................................................      23,370
Shareholder Services........................................      19,472
Accounting..................................................      15,504
Legal.......................................................       9,571
Custody.....................................................       8,360
Other.......................................................       4,301
                                                              ----------
    Total Expenses..........................................     235,210
    Expense Reduction ($81,879 Investment Advisory Fee and
     $51,612 Other).........................................     133,491
    Less Credits Earned on Cash Balances....................       3,739
                                                              ----------
    Net Expenses............................................      97,980
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,239,929
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (812,670)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (591,739)
  End of the Period.........................................     (27,117)
                                                              ----------
Net Unrealized Appreciation During the Period...............     564,622
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (248,048)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  991,881
                                                              ==========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................     $ 1,239,929          $ 1,312,387
Net Realized Loss...........................................        (812,670)            (328,221)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................         564,622           (1,285,909)
                                                                 -----------          -----------
Change in Net Assets from Operations........................         991,881             (301,743)
                                                                 -----------          -----------

Distributions from Net Investment Income:
  Class I Shares............................................      (1,321,534)          (1,259,398)
  Class II Shares...........................................             -0-                  -0-
                                                                 -----------          -----------
Total Distributions.........................................      (1,321,534)          (1,259,398)
                                                                 -----------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        (329,653)          (1,561,141)
                                                                 -----------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       3,348,799            5,830,207
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.....................................       1,321,534            1,259,398
Cost of Shares Repurchased..................................      (3,411,932)          (7,120,021)
                                                                 -----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       1,258,401              (30,416)
                                                                 -----------          -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................         928,748           (1,591,557)
NET ASSETS:
Beginning of the Period.....................................      16,329,642           17,921,199
                                                                 -----------          -----------
End of the Period (Including accumulated undistributed net
  investment income of $1,160,060 and $1,244,530,
  respectively).............................................     $17,258,390          $16,329,642
                                                                 ===========          ===========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   YEAR ENDED DECEMBER 31,
CLASS I SHARES                                             ---------------------------------------
                                                           2000     1999    1998     1997    1996
                                                           ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................  $8.04   $ 8.75   $8.25   $ 8.01   $8.21
                                                           -----   ------   -----   ------   -----
  Net Investment Income..................................    .58      .61     .61      .70     .75
  Net Realized and Unrealized Gain/Loss..................   (.12)    (.74)   (.09)     .25    (.21)
                                                           -----   ------   -----   ------   -----
Total from Investment Operations.........................    .46     (.13)    .52      .95     .54
Less Distributions from Net Investment Income............    .66      .58     .02      .71     .74
                                                           -----   ------   -----   ------   -----
NET ASSET VALUE, END OF THE PERIOD.......................  $7.84   $ 8.04   $8.75   $ 8.25   $8.01
                                                           =====   ======   =====   ======   =====

Total Return*............................................  6.13%   -1.55%   6.34%   11.90%   6.68%
Net Assets at End of the Period (In millions)............  $17.3   $ 16.3   $17.9   $ 17.2   $19.8
Ratio of Expenses to Average Net Assets* (a).............   .62%     .61%    .60%     .60%    .60%
Ratio of Net Investment Income to Average Net Assets*....  7.59%    7.43%   7.29%    7.74%   7.97%
Portfolio Turnover.......................................    86%      74%     46%      78%     77%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..................  1.44%    1.10%   1.09%    1.05%   1.29%
Ratio of Net Investment Income to Average Net Assets.....  6.77%    6.94%   6.80%    7.29%   7.28%

(a) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% and .01% for the years ended December 31, 2000 and 1999, respectively.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              DECEMBER 15, 2000
                                                              (COMMENCEMENT OF
                                                                 INVESTMENT
CLASS II SHARES                                                OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $  7.83
                                                                   -------
  Net Investment Income.....................................           .02
  Net Realized and Unrealized Loss..........................           -0-
                                                                   -------
Total from Investment Operations............................           .02
                                                                   -------
NET ASSET VALUE, END OF THE PERIOD..........................       $  7.85
                                                                   =======

Total Return (a)............................................          .26%**
Net Assets at End of the Period (In thousands)..............       $   1.0
Ratio of Expenses to Average Net Assets* (b)................          .87%
Ratio of Net Investment Income to Average Net Assets*.......         7.49%
Portfolio Turnover..........................................           86%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        24.49%
Ratio of Net Investment Loss to Average Net Assets..........       (16.13%)

** Non-annualized

(a) This return does include Rule 12b-1 fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended December 31, 2000.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Domestic Income Portfolio ("Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek current income. When consistent with the primary investment objective, capital appreciation is a secondary investment objective. The Portfolio commenced investment operations on November 4, 1987. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximated market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discount is accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Portfolio currently does not amortize premiums on fixed income securities. Upon adoption, the Portfolio will be required to record a

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Portfolio has not completed its analysis of the impact of this accounting change.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,873,811, which will expire between December 31, 2002 and December 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $17,060,190; the aggregate gross unrealized appreciation is $454,112 and the aggregate gross unrealized depreciation is $481,229, resulting in net unrealized depreciation on long- and short-term investments of $27,117.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. A permanent difference relating to paydowns on mortgage-backed securities totaling $2,865 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Portfolio's custody fee was reduced by $3,739 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................     .50 of 1%
Next $500 million...........................................     .45 of 1%
Over $1 billion.............................................     .40 of 1%

    The effective management fee based upon the average daily net assets of the Combined Portfolios for the year ended December 31, 2000, was .50%.

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares.

    For the year ended December 31, 2000, the Adviser voluntary waived $81,879 of its investment advisory fees and assumed $51,612 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $9,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $2,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $18,000. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $55,118 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $18,020,421 and $1,000 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class I...................................................   439,662    $ 3,347,799
  Class II..................................................       128          1,000
                                                              --------    -----------
Total Sales.................................................   439,790    $ 3,348,799
                                                              ========    ===========
Dividend Reinvestment:
  Class I...................................................   176,550    $ 1,321,534
  Class II..................................................       -0-            -0-
                                                              --------    -----------
Total Dividend Reinvestment.................................   176,550    $ 1,321,534
                                                              ========    ===========
Repurchases:
  Class I...................................................  (446,170)   $(3,411,932)
  Class II..................................................       -0-            -0-
                                                              --------    -----------
Total Repurchase............................................  (446,170)   $(3,411,932)
                                                              ========    ===========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    At December 31, 1999, capital aggregated $16,763,020 for Class I Shares. For the year ended December 31, 1999, transactions were as follows:

                                                              SHARES       VALUE
Sales:
  Class I...................................................  700,539    $5,830,207
Dividend Reinvestment:
  Class I...................................................  155,098    $1,259,398
Repurchases:
  Class I...................................................  873,380    $7,120,021

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $14,881,064 and $13,613,458, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio and shareholders have adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts.

    Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Not withstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Emerging Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Emerging Growth Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LOGO

Chicago, Illinois
February 8, 2001

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
COMMON STOCKS  85.8%
ADVERTISING  0.3%
TMP Worldwide, Inc. (a).....................................     36,000    $  1,980,000
                                                                           ------------

AEROSPACE & DEFENSE  2.9%
Boeing Co. .................................................    161,600      10,665,600
General Dynamics Corp. .....................................     40,000       3,120,000
United Technologies Corp. ..................................     62,000       4,874,750
                                                                           ------------
                                                                             18,660,350
                                                                           ------------
AIRLINES  0.7%
Southwest Airlines Co. .....................................    142,000       4,761,260
                                                                           ------------

APPLICATION SOFTWARE  7.8%
BEA Systems, Inc. (a).......................................    202,100      13,603,856
i2 Technologies, Inc. (a)...................................    200,000      10,875,000
PeopleSoft, Inc. (a)........................................    120,000       4,462,500
Rational Software Corp. (a).................................     60,000       2,336,250
Siebel Systems, Inc. (a)....................................    289,100      19,550,387
                                                                           ------------
                                                                             50,827,993
                                                                           ------------
BANKS  1.4%
Fifth Third Bancorp.........................................     20,000       1,195,000
Golden West Financial Corp. ................................     20,000       1,350,000
Northern Trust Corp. .......................................     26,900       2,194,031
Washington Mutual, Inc. ....................................     82,000       4,351,125
                                                                           ------------
                                                                              9,090,156
                                                                           ------------
BIOTECHNOLOGY  0.9%
IDEC Pharmaceuticals Corp. (a)..............................     31,000       5,876,437
                                                                           ------------
BREWERS  0.6%
Anheuser-Busch Cos., Inc. ..................................     80,000       3,640,000
                                                                           ------------
COMPUTER HARDWARE  0.2%
Palm, Inc. (a)..............................................     40,000       1,132,500
                                                                           ------------
COMPUTER STORAGE & PERIPHERALS  3.8%
EMC Corp. (a)...............................................    278,800      18,540,200
Network Appliance, Inc. (a).................................    100,000       6,418,750
                                                                           ------------
                                                                             24,958,950
                                                                           ------------
CONSUMER FINANCE  0.7%
Capital One Financial Corp. ................................     19,000       1,250,437
MBNA Corp. .................................................     95,000       3,509,062
                                                                           ------------
                                                                              4,759,499
                                                                           ------------
DATA PROCESSING SERVICES  1.0%
Paychex, Inc. ..............................................    135,000       6,564,375
                                                                           ------------
DEPARTMENT STORES  1.2%
Kohl's Corp. (a)............................................    125,000       7,625,000
                                                                           ------------
DIVERSIFIED COMMERCIAL SERVICES  0.8%
Concord EFS, Inc. (a).......................................    123,000       5,404,312
                                                                           ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
DIVERSIFIED FINANCIAL SERVICES  5.7%
Citigroup, Inc. ............................................     38,000    $  1,940,375
Fannie Mae..................................................     60,000       5,205,000
Freddie Mac.................................................     25,000       1,721,875
Lehman Brothers Holdings, Inc. .............................    150,000      10,143,750
Merrill Lynch & Co., Inc. ..................................    153,700      10,480,419
SEI Investments Co. ........................................     12,000       1,344,000
State Street Corp. .........................................     40,000       4,968,400
USA Education, Inc. ........................................     20,000       1,360,000
                                                                           ------------
                                                                             37,163,819
                                                                           ------------
DRUG RETAIL  0.7%
CVS Corp. ..................................................     80,000       4,795,000
                                                                           ------------

ELECTRICAL COMPONENTS & EQUIPMENT  0.3%
Flextronics International Ltd.--ADR (Singapore) (a).........     80,000       2,280,000
                                                                           ------------

ELECTRIC UTILITIES  3.4%
AES Corp. (a)...............................................    161,600       8,948,600
Calpine Corp. (a)...........................................    190,000       8,561,875
Duke Energy Corp. ..........................................     20,000       1,705,000
Exelon Corp. ...............................................     40,000       2,808,400
                                                                           ------------
                                                                             22,023,875
                                                                           ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  4.6%
Applied Micro Circuits Corp. (a)............................     79,500       5,966,227
Sanmina Corp. (a)...........................................    110,000       8,428,750
SDL, Inc. (a)...............................................     61,100       9,054,256
Waters Corp. (a)............................................     76,800       6,412,800
                                                                           ------------
                                                                             29,862,033
                                                                           ------------
FOOD DISTRIBUTORS  0.5%
SYSCO Corp. ................................................    100,000       3,000,000
                                                                           ------------

GAS UTILITIES  0.2%
Kinder Morgan, Inc. ........................................     25,000       1,304,687
                                                                           ------------

HEALTH CARE DISTRIBUTORS & SERVICES  1.8%
Cardinal Health, Inc. ......................................    101,000      10,062,125
Express Scripts, Inc., Class A (a)..........................     15,000       1,533,750
                                                                           ------------
                                                                             11,595,875
                                                                           ------------
HEALTH CARE EQUIPMENT  0.8%
Applera Corp.--Applied Biosystems Group.....................     57,600       5,418,000
                                                                           ------------

HEALTH CARE FACILITIES  1.5%
HCA-The Healthcare Co. .....................................    144,000       6,337,440
Laboratory Corp. of America Holdings (a)....................      9,000       1,584,000
Tenet Healthcare Corp. (a)..................................     40,000       1,777,500
                                                                           ------------
                                                                              9,698,940
                                                                           ------------
HEALTH CARE SUPPLIES  0.9%
Allergan, Inc. .............................................     60,600       5,866,838
                                                                           ------------

INDUSTRIAL CONGLOMERATES  0.9%
Tyco International Ltd. ....................................    105,000       5,827,500
                                                                           ------------

INDUSTRIAL MACHINERY  0.1%
Danaher Corp. ..............................................     12,200         834,175
                                                                           ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
INSURANCE BROKERS  0.7%
Marsh & McLennan Cos., Inc. ................................     39,000    $  4,563,000
                                                                           ------------

INTEGRATED OIL & GAS  2.0%
Coastal Corp. ..............................................     44,500       3,929,906
Exxon Mobil Corp. ..........................................     80,000       6,955,000
Phillips Petroleum Co. .....................................     40,000       2,275,000
                                                                           ------------
                                                                             13,159,906
                                                                           ------------
IT CONSULTING & SERVICES  3.0%
Check Point Software Technologies Ltd.--ADR (Israel) (a)....    147,500      19,700,469
                                                                           ------------

LIFE & HEALTH INSURANCE  0.6%
AFLAC, Inc. ................................................     57,600       4,158,000
                                                                           ------------

MANAGED HEALTH CARE  2.4%
CIGNA Corp. ................................................     31,000       4,101,300
UnitedHealth Group, Inc. ...................................    185,000      11,354,375
                                                                           ------------
                                                                             15,455,675
                                                                           ------------
MOTORCYCLE MANUFACTURERS  0.2%
Harley-Davidson, Inc. ......................................     40,000       1,590,000
                                                                           ------------

MOVIES & ENTERTAINMENT  0.3%
Viacom, Inc., Class B (a)...................................     38,400       1,795,200
                                                                           ------------

MULTI-LINE INSURANCE  0.5%
American International Group, Inc. .........................     35,000       3,449,688
                                                                           ------------

MULTI-UTILITIES  1.8%
Enron Corp. ................................................    141,400      11,753,875
                                                                           ------------

NETWORKING EQUIPMENT  4.4%
Brocade Communications Systems, Inc. (a)....................    160,000      14,690,000
Cisco Systems, Inc. (a).....................................     40,000       1,530,000
Juniper Networks, Inc. (a)..................................    101,000      12,732,313
                                                                           ------------
                                                                             28,952,313
                                                                           ------------
OIL & GAS DRILLING  1.6%
Nabors Industries, Inc. (a).................................    122,000       7,216,300
Noble Drilling Corp. (a)....................................     75,000       3,257,813
                                                                           ------------
                                                                             10,474,113
                                                                           ------------
OIL & GAS EQUIPMENT & SERVICES  1.0%
Baker Hughes, Inc. .........................................    164,100       6,820,406
                                                                           ------------

OIL & GAS EXPLORATION & PRODUCTION  4.0%
Anadarko Petroleum Corp. ...................................    141,400      10,050,712
Apache Corp. ...............................................    121,000       8,477,563
Burlington Resources, Inc. .................................     60,000       3,030,000
Devon Energy Corp. .........................................     25,000       1,524,250
EOG Resources, Inc. ........................................     60,000       3,281,250
                                                                           ------------
                                                                             26,363,775
                                                                           ------------
PHARMACEUTICALS  6.2%
ALZA Corp. (a)..............................................    115,000       4,887,500
Bristol-Myers Squibb Co. ...................................     40,000       2,957,500
Forest Laboratories, Inc. (a)...............................     40,400       5,368,150
IVAX Corp. (a)..............................................     57,600       2,206,080

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
PHARMACEUTICALS (CONTINUED)
King Pharmaceuticals, Inc. (a)..............................     25,000    $  1,292,188
Merck & Co., Inc. ..........................................    101,000       9,456,125
Pharmacia Corp. ............................................     90,900       5,544,900
Schering-Plough Corp. ......................................    102,000       5,788,500
Teva Pharmaceutical Industries Ltd.--ADR (Israel)...........     45,000       3,296,250
                                                                           ------------
                                                                             40,797,193
                                                                           ------------
SEMICONDUCTORS  1.9%
Analog Devices, Inc. (a)....................................     60,000       3,071,250
Celestica, Inc. (a).........................................     85,000       4,611,250
Linear Technology Corp. ....................................    100,000       4,625,000
                                                                           ------------
                                                                             12,307,500
                                                                           ------------
SPECIALTY STORES  0.4%
Bed Bath & Beyond, Inc. (a).................................     85,000       1,901,875
Tiffany & Co. ..............................................     31,000         980,375
                                                                           ------------
                                                                              2,882,250
                                                                           ------------
SYSTEMS SOFTWARE  4.2%
Adobe Systems, Inc. ........................................    155,900       9,071,431
Intuit, Inc. (a)............................................     58,000       2,287,375
Mercury Interactive Corp. (a)...............................     79,700       7,192,925
VERITAS Software Corp. (a)..................................    100,000       8,750,000
                                                                           ------------
                                                                             27,301,731
                                                                           ------------
TELECOMMUNICATIONS EQUIPMENT  6.8%
Alcatel SA -- ADR (France)..................................    125,000       6,992,188
CIENA Corp. (a).............................................     59,700       4,850,625
Comverse Technology, Inc. (a)...............................    121,200      13,165,350
Corning, Inc. ..............................................    325,000      17,164,063
Scientific-Atlanta, Inc. ...................................     28,000         911,750
Tellabs, Inc. (a)...........................................     20,000       1,130,000
                                                                           ------------
                                                                             44,213,976
                                                                           ------------
TOBACCO  0.1%
Loews Corp. ................................................      5,200         538,525
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  85.8%
(Cost $549,526,995)....................................................     561,229,169
                                                                           ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                              MARKET
DESCRIPTION                                                                   VALUE
REPURCHASE AGREEMENTS  15.3%
Goldman Sachs ($33,000,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $33,016,445).............................................    $ 33,000,000
State Street Bank & Trust Co. ($33,000,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/29/00 to be
  sold on 01/02/01 at $33,015,950).....................................      33,000,000
UBS Securities ($34,305,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $34,322,010).............................................      34,305,000
                                                                           ------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $100,305,000)..................................................     100,305,000
                                                                           ------------

TOTAL INVESTMENTS  101.1%
  (Cost $649,831,995)..................................................     661,534,169
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.1%)..........................      (7,445,818)
                                                                           ------------

NET ASSETS  100.0%.....................................................    $654,088,351
                                                                           ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR -- American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments, including repurchase agreements of
  $100,305,000 (Cost $649,831,995)..........................  $661,534,169
Cash........................................................        10,364
Receivables:
  Portfolio Shares Sold.....................................     7,133,371
  Investments Sold..........................................       959,429
  Dividends.................................................        69,144
  Interest..................................................        49,404
Other.......................................................        48,832
                                                              ------------
    Total Assets............................................   669,804,713
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    12,758,497
  Portfolio Shares Repurchased..............................     2,442,595
  Investment Advisory Fee...................................       373,086
  Distributor and Affiliates................................        19,141
Trustees' Deferred Compensation and Retirement Plans........        63,817
Accrued Expenses............................................        59,226
                                                              ------------
    Total Liabilities.......................................    15,716,362
                                                              ------------
NET ASSETS..................................................  $654,088,351
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $684,333,372
Net Unrealized Appreciation.................................    11,702,174
Accumulated Undistributed Net Investment Income.............       443,644
Accumulated Net Realized Loss...............................   (42,390,839)
                                                              ------------
NET ASSETS..................................................  $654,088,351
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $602,594,212 and
    14,541,976 shares of beneficial interest issued and
    outstanding)............................................  $      41.44
                                                              ============
  Class II Shares (Based on net assets of $51,494,139 and
    1,243,484 shares of beneficial interest issued and
    outstanding)............................................  $      41.41
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $   3,841,572
Dividends (Net of foreign withholding taxes of $6,554)......        536,859
                                                              -------------
Total Income................................................      4,378,431
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      3,574,837
Custody.....................................................         63,489
Trustees' Fees and Related Expenses.........................         32,069
Distribution (12b-1) and Service Fees.......................         19,309
Legal.......................................................         13,526
Amortization of Organizational Costs........................            681
Other.......................................................        187,070
                                                              -------------
    Total Expenses..........................................      3,890,981
    Less Credits Earned on Cash Balances....................          3,365
                                                              -------------
    Net Expenses............................................      3,887,616
                                                              -------------
NET INVESTMENT INCOME.......................................  $     490,815
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (42,224,421)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     99,357,373
  End of the Period.........................................     11,702,174
                                                              -------------
Net Unrealized Depreciation During the Period...............    (87,655,199)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(129,879,620)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(129,388,805)
                                                              =============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss..................................    $     490,815        $   (146,795)
Net Realized Gain/Loss......................................      (42,224,421)          2,654,240
Net Unrealized Appreciation/Depreciation During the
  Period....................................................      (87,655,199)         89,250,361
                                                                -------------        ------------
Change in Net Assets from Operations........................     (129,388,805)         91,757,806
                                                                -------------        ------------

Distributions from Net Realized Gain:
  Class I Shares............................................       (1,128,627)                -0-
  Class II Shares...........................................              -0-                 -0-
                                                                -------------        ------------
Total Distributions.........................................       (1,128,627)                -0-
                                                                -------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (130,517,432)         91,757,806
                                                                -------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      618,567,657         168,226,421
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        1,128,627                 -0-
Cost of Shares Repurchased..................................      (98,583,033)        (29,911,735)
                                                                -------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      521,113,251         138,314,686
                                                                -------------        ------------
TOTAL INCREASE IN NET ASSETS................................      390,595,819         230,072,492
NET ASSETS:
Beginning of the Period.....................................      263,492,532          33,420,040
                                                                -------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $443,644 and ($47,114),
  respectively).............................................    $ 654,088,351        $263,492,532
                                                                =============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                  YEAR ENDED DECEMBER 31,
CLASS I SHARES                                        ------------------------------------------------
                                                       2000       1999       1998      1997      1996
                                                      ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............  $ 46.22    $ 22.62    $16.45    $13.66    $11.72
                                                      -------    -------    ------    ------    ------
  Net Investment Income/Loss........................      .04       (.01)     (.01)     (.01)     (.02)
  Net Realized and Unrealized Gain/Loss.............    (4.67)     23.61      6.19      2.80      1.96
                                                      -------    -------    ------    ------    ------
Total from Investment Operations....................    (4.63)     23.60      6.18      2.79      1.94
                                                      -------    -------    ------    ------    ------
Less:
  Distributions from and in Excess of Net Investment
    Income..........................................      -0-        -0-       .01       -0-       -0-
  Distributions from Net Realized Gain..............      .15        -0-       -0-       -0-       -0-
                                                      -------    -------    ------    ------    ------
Total Distributions.................................      .15        -0-       .01       -0-       -0-
                                                      -------    -------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..................  $ 41.44    $ 46.22    $22.62    $16.45    $13.66
                                                      =======    =======    ======    ======    ======

Total Return*.......................................  -10.15%    104.38%    37.56%    20.42%    16.55%
Net Assets at End of the Period (In millions).......  $ 602.6    $ 263.5    $ 33.4    $ 10.5    $  5.2
Ratio of Expenses to Average Net Assets*............     .75%       .85%      .85%      .85%      .85%
Ratio of Net Investment Income/Loss to Average Net
  Assets*...........................................     .09%      (.17%)    (.23%)    (.11%)    (.17%)
Portfolio Turnover..................................     108%        96%       91%      116%      102%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.............      N/A       .88%     1.23%     2.14%     3.28%
Ratio of Net Investment Loss to Average Net
  Assets............................................      N/A      (.20%)    (.61%)   (1.40%)   (2.60%)

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              SEPTEMBER 18, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
CLASS II SHARES                                                 OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $ 53.39
                                                                   -------
  Net Investment Income.....................................           .01
  Net Realized and Unrealized Loss..........................        (11.99)
                                                                   -------
Total from Investment Operations............................        (11.98)
                                                                   -------
NET ASSET VALUE, END OF THE PERIOD..........................       $ 41.41
                                                                   =======

Total Return (a)............................................      -22.44%*
Net Assets at End of the Period (In millions)...............       $  51.5
Ratio of Expenses to Average Net Assets.....................         1.00%
Ratio of Net Investment Income to Average Net Assets........          .16%
Portfolio Turnover..........................................          108%

 *  Non-Annualized

(a) This return includes Rule 12b-1 fees of up to .25%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Emerging Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks. The Portfolio commenced investment operations on July 3, 1995. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $658,696,270; the aggregate gross unrealized appreciation is $40,639,326 and the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

aggregate gross unrealized depreciation is $37,801,427, resulting in net unrealized appreciation on long- and short-term investments of $2,837,899.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/loss under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods. Permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. For the tax year ended December 31, 2000, permanent book and tax differences of $57 relating to the re-characterization of distributions has been reclassified from accumulated undistributed net investment income to accumulated net realized loss.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Portfolio's custody fee was reduced by $3,365 as a result of credits earned on overnight cash balances.

G. ORGANIZATIONAL COSTS The Portfolio reimbursed Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen") for its costs incurred in connection with its organization in the amount of $6,828. These costs were amortized on a straight line basis over the 60 month period ended July 2, 2000.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................        .70
Next $500 million...........................................        .65
Over $1 billion.............................................        .60

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .85% and 1.10% for Classes I and II, respectively. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $13,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $31,500, representing Van Kampen's cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $16,200. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $47,509 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3 CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $625,062,041 and $59,271,331 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................  10,845,482    $559,296,326
  Class II..................................................   1,243,484      59,271,331
                                                              ----------    ------------
Total Sales.................................................  12,088,966    $618,567,657
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................      17,911    $  1,128,627
  Class II..................................................         -0-             -0-
                                                              ----------    ------------
Total Dividend Reinvestment.................................      17,911    $  1,128,627
                                                              ==========    ============
Repurchases:
  Class I...................................................  (2,021,647)   $(98,583,033)
  Class II..................................................         -0-             -0-
                                                              ----------    ------------
Total Repurchases...........................................  (2,021,647)   $(98,583,033)
                                                              ==========    ============

    At December 31, 1999, capital aggregated $163,220,121 for Class I Shares. For the year ended December 31, 1999, Class I share transactions were as follows:

Beginning Shares............................................      1,477,759
Sales.......................................................      5,233,873
Dividend Reinvestment.......................................            -0-
Repurchases.................................................     (1,011,402)
                                                                -----------
Ending Shares...............................................      5,700,230
                                                                ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $945,696,982 and $493,464,821, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees

of Van Kampen Life Investment Trust

Enterprise Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Enterprise Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ERNST & YOUNG
Chicago, Illinois
February 8, 2001

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  95.4%
ALTERNATIVE CARRIERS  0.7%
Qwest Communications International, Inc. (a)................   35,700   $  1,463,700
                                                                        ------------
APPAREL RETAIL  0.4%
Limited, Inc. ..............................................   46,600        795,112
                                                                        ------------

APPLICATION SOFTWARE  1.5%
BEA Systems, Inc. (a).......................................    6,600        444,262
i2 Technologies, Inc. (a)...................................   13,400        728,625
Rational Software Corp. (a).................................   32,200      1,253,787
Siebel Systems, Inc. (a)....................................    7,700        520,712
                                                                        ------------
                                                                           2,947,386
                                                                        ------------
BANKS  5.3%
Bank of America Corp. ......................................   15,000        688,125
Bank of New York Co., Inc. .................................   21,000      1,158,937
FleetBoston Financial Corp. ................................   40,100      1,506,256
Golden West Financial Corp. ................................   29,100      1,964,250
J.P. Morgan Chase & Co. ....................................    9,900        449,831
Mellon Financial Corp. .....................................   17,700        870,619
Northern Trust Corp. .......................................    7,400        603,562
Washington Mutual, Inc. ....................................   35,500      1,883,719
Wells Fargo Co. ............................................   23,300      1,297,519
                                                                        ------------
                                                                          10,422,818
                                                                        ------------
BIOTECHNOLOGY  0.9%
IDEC Pharmaceuticals Corp. (a)..............................    9,500      1,800,844
                                                                        ------------
BREWERS  0.7%
Anheuser-Busch Cos., Inc. ..................................   31,000      1,410,500
                                                                        ------------
CABLE TELEVISION  0.4%
Comcast Corp., Class A (a)..................................   20,000        835,000
                                                                        ------------
CASINO & GAMING  0.3%
Park Place Entertainment Corp. (a)..........................   57,300        684,019
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS  2.7%
EMC Corp. (a)...............................................   73,000      4,854,500
Network Appliance, Inc. (a).................................    6,000        385,125
                                                                        ------------
                                                                           5,239,625
                                                                        ------------
COMPUTERS & ELECTRONIC RETAIL  0.7%
RadioShack Corp. ...........................................   31,600      1,352,875
                                                                        ------------

CONSUMER FINANCE  2.0%
Capital One Financial Corp. ................................   16,300      1,072,744
Household International, Inc. ..............................   15,600        858,000
MBNA Corp. .................................................   24,900        919,744
Providian Financial Corp. ..................................   19,200      1,104,000
                                                                        ------------
                                                                           3,954,488
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DEPARTMENT STORES  0.5%
Kohl's Corp. (a)............................................   16,000   $    976,000
                                                                        ------------

DIVERSIFIED FINANCIAL SERVICES  6.1%
American Express Co. .......................................   17,200        944,925
Charles Schwab Corp. .......................................   33,900        961,912
Citigroup, Inc. ............................................   56,300      2,874,819
Convergys Corp. (a).........................................   12,000        543,750
Fannie Mae..................................................   42,500      3,686,875
Freddie Mac.................................................   33,000      2,272,875
Merrill Lynch & Co., Inc. ..................................    9,700        661,419
                                                                        ------------
                                                                          11,946,575
                                                                        ------------
DRUG RETAIL  1.0%
Walgreen Co. ...............................................   45,300      1,894,106
                                                                        ------------

ELECTRIC UTILITIES  0.4%
Calpine Corp. (a)...........................................   11,000        495,687
Mirant Corp. (Formerly Southern Energy, Inc.) (a)...........    9,100        257,644
                                                                        ------------
                                                                             753,331
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  2.9%
Applied Micro Circuits Corp. (a)............................   12,500        938,086
Broadcom Corp. (a)..........................................    5,500        462,000
Jabil Circuit, Inc. (a).....................................    8,300        210,612
Sanmina Corp. (a)...........................................   31,800      2,436,675
Waters Corp. (a)............................................   18,800      1,569,800
                                                                        ------------
                                                                           5,617,173
                                                                        ------------
ENVIRONMENTAL SERVICES  1.0%
Waste Management, Inc. .....................................   69,400      1,925,850
                                                                        ------------

FINANCIAL SERVICES  0.4%
T. Rowe Price Associates, Inc. .............................   18,000        760,781
                                                                        ------------

FOOD RETAIL  4.7%
Kroger Co. (a)..............................................   85,100      2,303,019
Safeway, Inc. (a)...........................................  109,700      6,856,250
                                                                        ------------
                                                                           9,159,269
                                                                        ------------
HEALTH CARE DISTRIBUTORS & SERVICES  1.3%
Cardinal Health, Inc. ......................................   24,900      2,480,662
                                                                        ------------

HEALTH CARE EQUIPMENT  1.7%
Applera Corp. -- Applied Biosystems Group...................   16,000      1,505,000
Baxter International, Inc. .................................   21,000      1,854,562
                                                                        ------------
                                                                           3,359,562
                                                                        ------------
HEALTH CARE FACILITIES  1.1%
HCA-The Healthcare Co. .....................................   25,900      1,139,859
Tenet Healthcare Corp. (a)..................................   23,000      1,022,062
                                                                        ------------
                                                                           2,161,921
                                                                        ------------
HEALTH CARE SUPPLIES  1.2%
Allergan, Inc. .............................................   23,800      2,304,137
                                                                        ------------

HOTELS  1.0%
Starwood Hotels & Resorts Worldwide Inc., Class B...........   56,600      1,995,150
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
INDUSTRIAL CONGLOMERATES  7.3%
General Electric Co. .......................................  123,700   $  5,929,869
Minnesota Mining & Manufacturing Co. .......................    9,000      1,084,500
Tyco International Ltd. -- ADR (Bermuda)....................  132,500      7,353,750
                                                                        ------------
                                                                          14,368,119
                                                                        ------------
INSURANCE BROKERS  0.2%
Marsh & McLennan Cos., Inc. ................................    3,200        374,400
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  0.4%
SBC Communications, Inc. ...................................   18,300        873,825
                                                                        ------------

INTERNET SOFTWARE & SERVICES  0.7%
AOL Time Warner (Formerly American Online, Inc.) (a)........   38,000      1,322,400
                                                                        ------------

IT CONSULTING & SERVICES  1.2%
Check Point Software Technologies Ltd. -- ADR (Israel)
  (a).......................................................   14,600      1,950,012
SunGard Data Systems, Inc. (a)..............................   10,000        471,250
                                                                        ------------
                                                                           2,421,262
                                                                        ------------
LIFE & HEALTH INSURANCE  1.4%
American General Corp. .....................................    7,800        635,700
John Hancock Financial Services (a).........................   17,700        665,962
Metlife, Inc. ..............................................   40,600      1,421,000
                                                                        ------------
                                                                           2,722,662
                                                                        ------------
MANAGED HEALTH CARE  2.5%
CIGNA Corp. ................................................    9,200      1,217,160
UnitedHealth Group, Inc. ...................................   35,200      2,160,400
Wellpoint Health Networks, Inc. (a).........................   12,600   $  1,452,150
                                                                        ------------
                                                                           4,829,710
                                                                        ------------
MOTORCYCLE MANUFACTURERS  0.9%
Harley-Davidson, Inc. ......................................   46,700      1,856,325
                                                                        ------------

MOVIES & ENTERTAINMENT  0.6%
Metro-Goldwyn-Mayer, Inc. (a)...............................   43,600        711,225
Time Warner, Inc. ..........................................   10,500        548,520
                                                                        ------------
                                                                           1,259,745
                                                                        ------------
MULTI-LINE INSURANCE  1.1%
American International Group, Inc. .........................   19,400      1,912,112
Axa -- ADR (France).........................................    2,655        190,662
                                                                        ------------
                                                                           2,102,774
                                                                        ------------
MULTI-UTILITIES  0.5%
Enron Corp. ................................................   11,400        947,625
                                                                        ------------

NETWORKING EQUIPMENT  4.7%
Brocade Communications Systems, Inc. (a)....................    7,400        679,412
Cisco Systems, Inc. (a).....................................  194,000      7,420,500
Juniper Networks, Inc. (a)..................................    8,300      1,046,319
                                                                        ------------
                                                                           9,146,231
                                                                        ------------
OIL & GAS DRILLING  2.7%
ENSCO International, Inc. ..................................   27,400        933,313
Global Marine, Inc. (a).....................................   19,900        564,663
Nabors Industries, Inc. (a).................................   17,800      1,052,870

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
OIL & GAS DRILLING (CONTINUED)
Noble Drilling Corp. (a)....................................   48,900   $  2,124,094
Transocean Sedco Forex, Inc. ...............................   15,200        699,200
                                                                        ------------
                                                                           5,374,140
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES  1.3%
Baker Hughes, Inc. .........................................   45,400      1,886,938
Smith International, Inc. (a)...............................    8,900        663,606
                                                                        ------------
                                                                           2,550,544
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION  0.6%
Anadarko Petroleum Corp. ...................................   17,100      1,215,468
                                                                        ------------

PERSONAL PRODUCTS  0.9%
Avon Products, Inc. ........................................   37,300      1,785,738
                                                                        ------------

PHARMACEUTICALS  12.1%
Abbott Laboratories, Inc. ..................................   49,900      2,417,031
ALZA Corp. (a)..............................................   27,000      1,147,500
American Home Products Corp. ...............................   34,900      2,217,895
Bristol-Myers Squibb Co. ...................................   25,700      1,900,194
Eli Lilly & Co. ............................................   22,600      2,103,213
Forest Laboratories, Inc. (a)...............................    7,500        996,563
Immunex Corp. (a)...........................................   15,900        645,938
King Pharmaceuticals, Inc. (a)..............................   20,100      1,038,919
Merck & Co., Inc. ..........................................   54,500      5,102,563
Pfizer, Inc. ...............................................   64,300      2,957,800
Pharmacia Corp. ............................................   16,000        976,000
Schering-Plough Corp. ......................................   39,200      2,224,600
                                                                        ------------
                                                                          23,728,216
                                                                        ------------
PROPERTY & CASUALTY INSURANCE  0.5%
Allstate Corp. .............................................   20,600        897,388
                                                                        ------------

SEMICONDUCTORS  2.5%
Analog Devices, Inc. (a)....................................   39,700      2,032,144
Celestica, Inc. (a).........................................    9,000        488,250
Linear Technology Corp. ....................................   39,500      1,826,875
Xilinx, Inc. (a)............................................   13,300        613,463
                                                                        ------------
                                                                           4,960,732
                                                                        ------------
SOFT DRINKS  2.5%
Pepsi Bottling Group, Inc. .................................   45,100      1,801,181
PepsiCo, Inc. ..............................................   62,800      3,112,525
                                                                        ------------
                                                                           4,913,706
                                                                        ------------
SPECIALTY STORES  0.6%
Bed Bath & Beyond, Inc. (a).................................   51,000      1,141,125
                                                                        ------------

SYSTEMS SOFTWARE  5.4%
Adobe Systems, Inc. ........................................   21,000      1,221,938
Intuit, Inc. (a)............................................    9,400        370,713
Mercury Interactive Corp. (a)...............................    5,400        487,350
Microsoft Corp. (a).........................................   50,300      2,181,763
Oracle Corp. (a)............................................  159,700      4,641,281
VERITAS Software Corp. (a)..................................   18,800      1,645,000
                                                                        ------------
                                                                          10,548,045
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
TELECOMMUNICATIONS EQUIPMENT  3.8%
Comverse Technology, Inc. (a)...............................   33,000   $  3,584,625
Corning, Inc. ..............................................   61,700      3,258,531
Scientific-Atlanta, Inc. ...................................   17,400        566,588
                                                                        ------------
                                                                           7,409,744
                                                                        ------------
TOBACCO  2.1%
Philip Morris Cos., Inc. ...................................   95,500      4,202,000
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  95.4%
  (Cost $168,463,530)................................................    187,192,808

REPURCHASE AGREEMENT  5.6%
UBS Securities ($10,925,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $10,930,417)
  (Cost $10,925,000).................................................     10,925,000
                                                                        ------------

TOTAL INVESTMENTS  101.0%
  (Cost $179,388,530)................................................    198,117,808
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.0%)........................     (2,024,015)
                                                                        ------------

NET ASSETS  100.0%...................................................   $196,093,793
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $179,388,530).......................    $198,117,808
Cash........................................................           6,110
Receivables:
  Dividends.................................................         152,244
  Investments Sold..........................................          64,962
  Portfolio Shares Sold.....................................          46,302
  Interest..................................................           5,431
Other.......................................................         105,608
                                                                ------------
    Total Assets............................................     198,498,465
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       1,995,187
  Investment Advisory Fee...................................         185,657
  Portfolio Shares Repurchased..............................          40,384
  Distributor and Affiliates................................           4,332
Trustees' Deferred Compensation and Retirement Plans........         141,369
Accrued Expenses............................................          37,743
                                                                ------------
    Total Liabilities.......................................       2,404,672
                                                                ------------
NET ASSETS..................................................    $196,093,793
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $172,356,455
Net Unrealized Appreciation.................................      18,729,278
Accumulated Net Realized Gain...............................       4,799,176
Accumulated Undistributed Net Investment Income.............         208,884
                                                                ------------
NET ASSETS..................................................    $196,093,793
                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $193,764,550 and
  9,557,935 shares of beneficial interest issued and
  outstanding)..............................................    $      20.27
                                                                ============
  Class II Shares (Based on net assets of $2,329,243 and
  114,818 shares of beneficial interest issued and
  outstanding)..............................................    $      20.29
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,197)......    $    863,271
Interest....................................................         648,003
                                                                ------------
    Total Income............................................       1,511,274
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,010,095
Trustees' Fees and Related Expenses.........................          41,396
Custody.....................................................          29,942
Legal.......................................................          10,238
Distribution (12b-1) and Service Fees.......................             972
Other.......................................................         123,878
                                                                ------------
    Total Expenses..........................................       1,216,521
    Less Credits Earned on Cash Balances....................           2,695
                                                                ------------
    Net Expenses............................................       1,213,826
                                                                ------------
NET INVESTMENT INCOME.......................................    $    297,448
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  5,403,255
  Futures...................................................         (56,287)
                                                                ------------
Net Realized Gain...........................................       5,346,968
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      59,541,665
  End of the Period:
    Investments.............................................      18,729,278
                                                                ------------
Net Unrealized Depreciation During the Period...............     (40,812,387)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(35,465,419)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(35,167,971)
                                                                ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                YEAR ENDED           YEAR ENDED
                                                             DECEMBER 31, 2000    DECEMBER 31, 1999
                                                             --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $    297,448         $    310,546
Net Realized Gain...........................................      5,346,968           18,174,698
Net Unrealized Appreciation/Depreciation During the
  Period....................................................    (40,812,387)          15,825,721
                                                               ------------         ------------
Change in Net Assets from Operations........................    (35,167,971)          34,310,965
                                                               ------------         ------------

Distributions from Net Investment Income:
  Class I Shares............................................       (329,999)            (393,720)
  Class II Shares...........................................            -0-                  -0-
                                                               ------------         ------------
                                                                   (329,999)            (393,720)
                                                               ------------         ------------
Distributions from Net Realized Gain:
  Class I Shares............................................    (18,629,140)          (9,274,929)
  Class II Shares...........................................            -0-                  -0-
                                                               ------------         ------------
                                                                (18,629,140)          (9,274,929)
                                                               ------------         ------------
Total Distributions.........................................    (18,959,139)          (9,668,649)
                                                               ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (54,127,110)          24,642,316
                                                               ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     82,630,421           43,053,299
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     18,959,139            9,668,649
Cost of Shares Repurchased..................................    (25,505,383)         (26,796,761)
                                                               ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     76,084,177           25,925,187
                                                               ------------         ------------
TOTAL INCREASE IN NET ASSETS................................     21,957,067           50,567,503
NET ASSETS:
Beginning of the Period.....................................    174,136,726          123,569,223
                                                               ------------         ------------
End of the Period (Including accumulated undistributed net
  investment income of $208,884 and $241,435,
  respectively).............................................   $196,093,793         $174,136,726
                                                               ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   YEAR ENDED DECEMBER 31,
CLASS I SHARES                                         -----------------------------------------------
                                                        2000       1999      1998      1997      1996
                                                       -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...........    $ 26.11    $22.39    $18.11    $16.26    $14.69
                                                       -------    ------    ------    ------    ------
  Net Investment Income............................        .03       .05       .07       .09       .11
  Net Realized and Unrealized Gain/Loss............      (3.19)     5.39      4.44      4.74      3.42
                                                       -------    ------    ------    ------    ------
Total from Investment Operations...................      (3.16)     5.44      4.51      4.83      3.53
                                                       -------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income.........        .05       .07       .02       .10       .11
  Distributions from Net Realized Gain.............       2.63      1.65       .21      2.88      1.85
                                                       -------    ------    ------    ------    ------
Total Distributions................................       2.68      1.72       .23      2.98      1.96
                                                       -------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.................    $ 20.27    $26.11    $22.39    $18.11    $16.26
                                                       =======    ======    ======    ======    ======

Total Return*......................................    -14.64%    25.85%    25.00%    30.66%    24.80%
Net Assets at End of the Period (In millions)......    $ 193.8    $174.1    $123.6    $ 98.7    $ 84.8
Ratio of Expenses to Average Net Assets*...........       .60%      .60%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net
  Assets*..........................................       .15%      .22%      .35%      .47%      .68%
Portfolio Turnover.................................       114%      116%       82%       82%      152%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets............        N/A      .62%      .64%      .66%      .75%
Ratio of Net Investment Income to Average Net
  Assets...........................................        N/A      .20%      .31%      .41%      .53%

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                  JULY 24, 2000
                                                                  (COMMENCEMENT
                                                                  OF INVESTMENT
CLASS II SHARES                                                  OPERATIONS) TO
                                                                DECEMBER 31, 2000
                                                                -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................         $ 25.47
                                                                     -------
  Net Investment Income.....................................             -0-
  Net Realized and Unrealized Loss..........................           (5.18)
                                                                     -------
Total from Investment Operations............................           (5.18)
                                                                     -------
NET ASSET VALUE, END OF THE PERIOD..........................         $ 20.29
                                                                     =======
Total Return (a)............................................         -20.34%*
Net Assets at End of the Period (In millions)...............         $   2.3
Ratio of Expenses to Average Net Assets.....................            .85%
Ratio of Net Investment Income to Average Net Assets........            .06%
Portfolio Turnover..........................................            114%

* Non-annualized

(a) This return includes Rule 12b-1 fees of up to .25%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Enterprise Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-ended management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation. The Portfolio commenced investment operation on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on July 24, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on the securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements, which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $180,995,338; the aggregate gross unrealized appreciation is $28,698,404 and the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

aggregate unrealized depreciation is $11,575,934, resulting in net unrealized appreciation on long-and short-term investments of $17,122,470.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short term capital gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, custody fees were reduced by $2,695 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolio"), the Portfolio pays the adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................     .50 of 1%
Next $500 million...........................................     .45 of 1%
Next $2 billion.............................................     .40 of 1%

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for all expenses as a percent of average daily net assets in excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .60% and
 .85% for Classes I and II, respectively. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $10,200 representing legal services provided by Skadden, Arps, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $17,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $16,100. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Fund does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $65,007 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $169,786,527 and $2,569,928 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                                  SHARES         VALUE
Sales:
  Class I...................................................     3,235,323    $ 80,049,235
  Class II..................................................       115,314       2,581,186
                                                                ----------    ------------
Total Sales.................................................     3,350,637    $ 82,630,421
                                                                ==========    ============
Dividend Reinvestment:
  Class I...................................................       700,116    $ 18,959,139
  Class II..................................................           -0-             -0-
                                                                ----------    ------------
Total Dividend Reinvestment.................................       700,116    $ 18,959,139
                                                                ==========    ============
Repurchases:
  Class I...................................................    (1,047,376)   $(25,494,125)
  Class II..................................................          (496)        (11,258)
                                                                ----------    ------------
Total Repurchases...........................................    (1,047,872)   $(25,505,383)
                                                                ==========    ============

    At December 31, 1999, capital aggregated $96,272,278 for Class I Shares. For the year ended December 31, 1999, Class I Share transactions were as follows:

Beginning Shares............................................     5,518,824
Sales.......................................................     1,916,479
Dividends Reinvestment......................................       445,355
Repurchases.................................................    (1,210,786)
                                                                ----------
Ending Shares...............................................     6,669,872
                                                                ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $286,192,535 and $217,039,724, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolios generally invest in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $25,000, for the year ended December 31, 2000, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 1999............................        46
Futures Opened..............................................        45
Futures Closed..............................................       (91)
                                                                   ---
Outstanding at December 31, 2000............................       -0-
                                                                   ===

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Global Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Global Equity Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000 the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Chicago, Illinois
February 8, 2001

                                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                     SHARES      VALUE
COMMON STOCKS  97.8%
AUSTRALIA  0.7%
Orica Ltd...................................................    4,349     $   13,937
Rio Tinto Ltd...............................................      434          7,108
                                                                          ----------
                                                                              21,045
                                                                          ----------
AUSTRIA  0.2%
OMV, AG.....................................................       98          7,592
                                                                          ----------
BELGIUM  0.9%
KBC Bankverzekeringsholding (a).............................      695         30,105
                                                                          ----------

CANADA  1.8%
Enbridge, Inc. .............................................    1,000         29,128
Nortel Networks Corp. ......................................      700         22,512
Placer Dome, Inc. ..........................................      600          5,779
                                                                          ----------
                                                                              57,419
                                                                          ----------
DENMARK  0.6%
Novo Nordisk A/S, Ser B.....................................      100         17,941
Novozymes A/S, Ser B (a)....................................      100          2,002
                                                                          ----------
                                                                              19,943
                                                                          ----------
FINLAND  1.3%
Nokia (Ab) Oy (a)...........................................      900         40,142
                                                                          ----------

FRANCE  3.6%
Alcatel Alsthom (Cie Gen El)................................      390         22,156
Axa-UAP.....................................................      153         22,125
Compagnie de Saint Gobain...................................       92         14,453
France Telecom..............................................      219         18,909
LVMH (Moet Hennessy Lois Vuitton)...........................      222         14,696
Total, Class B..............................................      154         22,906
                                                                          ----------
                                                                             115,245
                                                                          ----------
GERMANY  6.7%
Allianz, AG.................................................      100         37,429
BASF, AG....................................................      300         13,569
Bayer, AG...................................................      300         15,739
DaimlerChrysler, AG.........................................      300         12,603
Deutsche Bank, AG...........................................      600         50,430
Deutsche Telekom, AG........................................      600         18,085
E.On, AG....................................................      300         18,254
Linde, AG...................................................      200          9,709
Siemens, AG.................................................      300         39,213
                                                                          ----------
                                                                             215,031
                                                                          ----------
ITALY  2.4%
Assicurazioni Generali......................................      600         23,832
Ente Nazionale Idrocarburi, SpA.............................    2,500         15,963
Fiat SpA....................................................      300          7,397
Telecom Italia..............................................    1,250         13,827
Telecom Italia Moblie SpA (a)...............................    1,750         13,968
                                                                          ----------
                                                                              74,987
                                                                          ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES      VALUE
JAPAN  14.7%
Acom Co., Ltd...............................................      100     $    7,374
Bank of Tokyo...............................................    2,600         25,859
Daiwa Securities............................................    1,000         10,436
East Japan Railway..........................................        3         17,582
Hitachi.....................................................    1,000          8,905
Honda Motor Co..............................................    1,000         37,264
Japan Air Lines Co. (a).....................................    3,000         13,725
Japan Energy Corp. .........................................    9,000         13,935
Japan Tobacco, Inc. ........................................        2         15,500
Kao Corp. ..................................................    1,000         29,041
Kawasaki Steel Corp. .......................................    4,000          4,129
Komatsu.....................................................    2,000          8,835
Kyocera Corp. ..............................................      100         10,908
Matsushita Electric Industries..............................    1,000         23,880
Mitsubishi Electric Corp. ..................................    3,000         18,448
Mitsubishi Estate...........................................    2,000         21,344
NEC Corp. ..................................................    1,000         18,282
Nippon Steel Corp. .........................................    5,000          8,266
Nippon Telegraph & Telephone Corp. .........................        2         14,398
Nippon Yusen Kabushiki Kaisha...............................    3,000         12,386
Nissan Motor Co. ...........................................    2,000         11,512
NSK Ltd. ...................................................    1,000          6,114
Oji Paper Co. ..............................................    2,000         10,322
Sekisui House...............................................    2,000         18,282
Sharp Corp. ................................................    1,000         12,054
Softbank Corp. .............................................      100          3,473
Sony Corp. .................................................      200         13,821
Teijin......................................................    2,000         10,322
Tobu Railway Co. ...........................................    7,000         20,574
Toshiba Corp. ..............................................    2,000         13,366
Toyota Motor Corp. .........................................      900         28,735
                                                                          ----------
                                                                             469,072
                                                                          ----------
NETHERLANDS  3.5%
ABN Amro Holdings...........................................    1,114         25,335
Akzo Nobel..................................................      285         15,308
Elsevier....................................................      892         13,117
Koninklijke Ahold NV........................................      834         26,908
Royal Dutch Petroleum Co. ..................................      371         22,735
Wolters Kluwer..............................................      281          7,662
                                                                          ----------
                                                                             111,065
                                                                          ----------
SINGAPORE  0.3%
Singapore Telecommunications................................    7,000         10,872
                                                                          ----------

SPAIN   1.8%
Endesa, SA..................................................    1,290         21,985
Repsol-YPF, SA..............................................      906         14,479
Telefonica de Espana (a)....................................    1,338         22,112
                                                                          ----------
                                                                              58,576
                                                                          ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES      VALUE
SWEDEN  0.4%
Ericsson Telefon LM, Ser B..................................    1,100     $   12,528
                                                                          ----------

SWITZERLAND  4.1%
Credit Suisse Group.........................................      130         24,702
Nestle, SA..................................................       15         34,981
Novartis, AG................................................       20         35,351
Roche Holdings Genusscheine, AG.............................        2         20,371
Zurich Financial Services, AG...............................       27         16,274
                                                                          ----------
                                                                             131,679
                                                                          ----------
UNITED KINGDOM  7.2%
AstraZeneca Plc.............................................      392         19,783
Barclays....................................................      278          8,613
Bass........................................................    1,447         15,773
BP Amoco....................................................    3,106         25,080
British America Tobacco.....................................    1,392         10,610
British Telecommunications..................................      695          5,944
GlaxoSmithKline Plc (a).....................................    1,072         30,283
HSBC Holdings...............................................    2,292         33,758
Invensys Plc................................................    2,133          4,992
Lloyds TSB Group............................................      830          8,787
Marks & Spencer.............................................      835          2,322
Rank Group..................................................    3,171          8,298
Smiths Industries...........................................      898         10,850
Vodafone AirTouch Plc (a)...................................    11,979        43,974
                                                                          ----------
                                                                             229,067
                                                                          ----------
UNITED STATES  47.6%
Abbott Laboratories, Inc. ..................................      400         19,375
Alcoa, Inc. ................................................      200          6,700
America Online, Inc. .......................................      400         13,920
American Express Co. .......................................      400         21,975
American Home Products Corp. ...............................      300         19,065
American International Group, Inc. .........................      400         39,425
AT&T Corp. .................................................      400          6,925
AT&T Corp.--Liberty Media Group., Class A...................    1,300         17,631
Avaya, Inc. ................................................       58            598
Bank of America Corp. ......................................      700         32,112
BellSouth Corp. ............................................      500         20,469
Boeing Co. .................................................      300         19,800
Bristol-Myers Squibb Co. ...................................      500         36,969
Chevron Corp. ..............................................      200         16,887
Cisco Systems, Inc. ........................................    1,000         38,250
Citigroup, Inc. ............................................      900         45,956
Coca Cola Co. ..............................................      600         36,563
Dell Computer Corp. (a).....................................      600         10,462
Delphi Automotive Systems Corp. ............................      500          5,625
Dow Chemical Co. ...........................................      300         10,987
Du Pont (E.I.) de Nemours & Co. ............................      300         14,494
Eastman Kodak Co. ..........................................      200          7,875
Eli Lilly & Co. ............................................      300         27,919
EMC Corp. ..................................................      400         26,600
Exxon Mobil Corp. ..........................................      700         60,856
Fannie Mae..................................................      300         26,025
First Data Corp. ...........................................      400         21,075

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES      VALUE
UNITED STATES (CONTINUED)
FPL Group, Inc. ............................................      300     $   21,525
General Electric Co. .......................................    1,800         86,287
General Motors Corp. .......................................      400         20,375
Gillette Co. ...............................................      300         10,837
HCA-The Healthcare Co. .....................................      500         22,005
Hewlett Packard Co. ........................................      300          9,469
Home Depot, Inc. ...........................................      600         27,412
Illinois Tool Works, Inc. ..................................      200         11,912
Intel Corp. ................................................    1,200         36,075
International Business Machines Corp. ......................      300         25,500
International Paper Co. ....................................      200          8,163
J.P. Morgan & Co., Inc. ....................................      200         33,100
Johnson & Johnson, Inc. ....................................      300         31,519
Kimberly-Clark Corp. .......................................      200         14,138
Lucent Technologies, Inc. ..................................      600          8,100
McDonald's Corp. ...........................................      600         20,400
Merck & Co., Inc. ..........................................      500         46,813
Microsoft Corp. (a).........................................    1,000         43,375
Minnesota Mining & Manufacturing Co. .......................      200         24,100
Motorola, Inc. .............................................      600         12,150
Oracle Corp. ...............................................    1,400         40,688
Pfizer, Inc. ...............................................      900         41,400
Procter & Gamble Co. .......................................      300         23,531
QUALCOMM, Inc. (a)..........................................      300         24,656
Raytheon Co., Class A.......................................      100          2,900
Rockwell International Corp. ...............................      100          4,762
SBC Communications, Inc. ...................................      400         19,100
Sears Roebuck & Co. ........................................      300         10,425
Texas Instruments, Inc. ....................................      400         18,950
Time Warner, Inc. ..........................................      600         31,344
Verizon Communications, Inc. ...............................      400         20,050
Wal-Mart Stores, Inc. ......................................    1,000         53,125
Walt Disney Co. ............................................      400         11,575
Wells Fargo Co. ............................................    1,500         83,531
Weyerhaeuser Co. ...........................................      200         10,150
Worldcom, Inc. .............................................      300          4,219
Xerox Corp. ................................................      200            925
Yahoo!, Inc. ...............................................      100          3,017
                                                                          ----------
                                                                           1,522,141
                                                                          ----------
TOTAL INVESTMENTS  97.8%
  (Cost $2,690,044)...................................................     3,126,509

FOREIGN CURRENCY  0.3%
  (Cost $11,097)......................................................        10,948

OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%...........................        59,916
                                                                          ----------

NET ASSETS  100.0%....................................................    $3,197,373
                                                                          ==========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $2,690,044).........................  $3,126,509
Foreign Currency (Cost $11,097).............................      10,948
Receivables:
  Investments Sold..........................................     426,985
  Dividends.................................................       4,504
Other.......................................................      42,988
                                                              ----------
    Total Assets............................................   3,611,934
                                                              ----------
LIABILITIES:
Payables:
  Custodian Bank............................................     306,715
  Forward Currency Contracts................................       1,843
  Distributor and Affiliates................................         611
  Portfolio Shares Repurchased..............................         137
Trustees' Deferred Compensation and Retirement Plans........      58,605
Accrued Expenses............................................      46,650
                                                              ----------
    Total Liabilities.......................................     414,561
                                                              ----------
NET ASSETS..................................................  $3,197,373
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Par Value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,772,587
Net Unrealized Appreciation.................................     436,189
Accumulated Net Realized Gain...............................      56,093
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (67,496)
                                                              ----------
NET ASSETS..................................................  $3,197,373
                                                              ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $3,197,373 and 278,080 shares of
  beneficial interest issued and outstanding)...............  $    11.50
                                                              ==========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,697)......  $   54,119
Interest....................................................       4,108
                                                              ----------
    Total Income............................................      58,227
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................      41,804
Trustees' Fees and Related Expenses.........................      38,554
Audit.......................................................      22,121
Custody.....................................................      19,213
Accounting..................................................      17,498
Shareholder Services........................................      15,403
Shareholder Reports.........................................       8,750
Legal.......................................................       2,119
Amortization of Organizational Costs........................         674
Other.......................................................       3,260
                                                              ----------
    Total Expenses..........................................     169,396
    Expense Reduction ($41,804 Investment Advisory Fee and
     $72,229 Other).........................................     114,033
    Less Credits Earned on Cash Balances....................       5,499
                                                              ----------
    Net Expenses............................................      49,864
                                                              ----------
NET INVESTMENT INCOME.......................................  $    8,363
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain/Loss:
  Investments...............................................  $  721,549
  Foreign Currency Transactions.............................        (532)
                                                              ----------
Net Realized Gain...........................................     721,017
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,787,251
                                                              ----------
  End of the Period:
    Investments.............................................     436,465
    Forward Currency Contracts..............................      (1,843)
    Foreign Currency Translation............................       1,567
                                                              ----------
                                                                 436,189
                                                              ----------
Net Unrealized Depreciation During the Period...............  (1,351,062)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (630,045)
                                                              ==========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (621,682)
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                YEAR ENDED           YEAR ENDED
                                                             DECEMBER 31, 2000    DECEMBER 31, 1999
                                                             --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $     8,363          $   14,504
Net Realized Gain...........................................        721,017              33,854
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     (1,351,062)            906,978
                                                                -----------          ----------
Change in Net Assets from Operations........................       (621,682)            955,336
                                                                -----------          ----------

Distributions from and in Excess of Net Investment Income...        (45,562)             (9,541)
                                                                -----------          ----------
Distributions from Net Realized Gain........................       (658,500)            (33,854)
Distributions in Excess of Net Realized Gain................            -0-             (10,981)
                                                                -----------          ----------
Distributions from and in Excess of Net Realized Gain.......       (658,500)            (44,835)
                                                                -----------          ----------
Total Distributions.........................................       (704,062)            (54,376)
                                                                -----------          ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (1,325,744)            900,960
                                                                -----------          ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      1,179,139             829,783
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        704,062              33,418
Cost of Shares Repurchased..................................     (1,707,231)           (767,893)
                                                                -----------          ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        175,970              95,308
                                                                -----------          ----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................     (1,149,774)            996,268
NET ASSETS:
Beginning of the Period.....................................      4,347,147           3,350,879
                                                                -----------          ----------
End of the Period (Including accumulated distributions in
  excess of net investment income of $67,496 and $36,823,
  respectively).............................................    $ 3,197,373          $4,347,147
                                                                ===========          ==========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   YEAR ENDED DECEMBER 31,
CLASS I SHARES                                         -----------------------------------------------
                                                        2000       1999      1998      1997      1996
                                                       -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............  $ 16.94    $13.21    $11.00    $11.66    $10.30
                                                       -------    ------    ------    ------    ------
  Net Investment Income..............................      .07       .24       .09       .11       .03
  Net Realized and Unrealized Gain/Loss..............    (2.60)     3.71      2.26      1.69      1.69
                                                       -------    ------    ------    ------    ------
Total from Investment Operations.....................    (2.53)     3.95      2.35      1.80      1.72
                                                       -------    ------    ------    ------    ------
Less:
  Distributions from and in Excess of Net Investment
    Income...........................................      .23       .04       .14       .11       .19
  Distributions from and in Excess of Net Realized
    Gain.............................................     2.68       .18       -0-      2.35       .17
                                                       -------    ------    ------    ------    ------
Total Distributions..................................     2.91       .22       .14      2.46       .36
                                                       -------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...................  $ 11.50    $16.94    $13.21    $11.00    $11.66
                                                       =======    ======    ======    ======    ======

Total Return*........................................  -14.81%    30.06%    21.61%    15.85%    16.72%
Net Assets at End of the Period (In millions)........  $   3.2    $  4.3    $  3.4    $  3.0    $  2.5
Ratio of Expenses to Average Net Assets* (a).........    1.32%     1.20%     1.20%     1.20%     1.20%
Ratio of Net Investment Income to Average Net
  Assets*............................................     .20%      .42%      .79%      .76%      .27%
Portfolio Turnover...................................      49%        7%        3%      132%       94%
 * If certain expenses had not been voluntary assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (a)..........    4.05%     4.84%     6.27%     6.78%     7.43%
Ratio of Net Investment Loss to Average Net Assets...   (2.53%)   (3.22%)   (4.28%)   (4.82%)   (5.96%)

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .12% for the year ended December 31, 2000.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Global Equity Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. The Portfolio commenced investment operations on July 3, 1995.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gain differs for financial reporting purposes and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At December 31, 2000 for federal income tax purposes, cost of long-term investments is $2,694,887; the aggregate gross unrealized appreciation is $739,241 and the aggregate gross unrealized depreciation is $307,619, resulting in net unrealized appreciation on long-term investments of $431,622.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Net permanent book and tax differences relating to currency losses totaling $532 were reclassified from accumulated net realized gain to accumulated undistributed net investment income. A permanent book and tax difference relating to non-deductible expenses totaling $810 was reclassified from accumulated undistributed net investment income to capital. Additionally, a permanent book and tax difference relating to gains from the sale of PFIC securities totaling $6,248 was reclassified from accumulated net realized gain to accumulated undistributed net investment income.

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

G. EXPENSE REDUCTIONS During the year ended December 31, 2000, custody fees were reduced by $5,499 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................     1.00%
Next $500 million...........................................      .95%
Over $1 billion.............................................      .90%

    The Adviser has entered into a subadvisory agreement, dated April 1, 1997 with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. For these services, the Adviser pays 50% of its effective advisory fee to the Subadviser.

    For the year ended December 31, 2000, the Adviser voluntarily waived $41,804 of its investment advisory fees and assumed $72,229 of the Portfolio's other expenses. This waiver is voluntary in nature and can be modified or discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $2,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

December 31, 2000, the Portfolio recognized approximately $2,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $14,900. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $42,825 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

For the year ended December 31, 2000, share transactions were as follows:

Beginning Shares............................................     256,613
Sales.......................................................      73,047
Dividend Reinvestment.......................................      61,600
Repurchases.................................................    (113,180)
                                                              ----------
Ending Shares...............................................     278,080
                                                              ==========
Capital at 12/31/00.........................................  $2,772,587
                                                              ==========

    For the year ended December 31, 1999, share transactions were as follows:

Beginning Shares............................................     253,694
Sales.......................................................      53,999
Dividend Reinvestment.......................................       2,147
Repurchases.................................................     (53,227)
                                                              ----------
Ending Shares...............................................     256,613
                                                              ==========
Capital at 12/31/99.........................................  $2,597,427
                                                              ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,981,307 and $2,530,566 respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio, foreign currency

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

exposure, or generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    The following forward currency contracts were outstanding as of December 31, 2000:

                                                                          UNREALIZED
                                                              CURRENT    APPRECIATION/
                                                               VALUE     DEPRECIATION
Long Contracts:
  Australian Dollar,
    7,282 expiring 01/03/01.................................  $ 4,051       $   (29)
  Canadian Dollar,
    14,688 expiring 01/03/01................................    9,790           (40)
  Japanese Yen,
    2,861,566 expiring 01/05/01.............................   25,031          (116)
  Swiss Franc,
    13,228 expiring 01/04/01................................    8,161          (121)
  Euro Currency,
    99,573 expiring 01/03/01................................   93,499        (1,320)
    1,548 expiring 01/04/01.................................    1,453           (21)
  Pound Sterling,
    28,096 expiring 01/05/01................................   42,013          (166)
  Swedish Krona,
    21,589 expiring 01/03/01................................    2,287           (29)
  Singapore Dollar,
    2,687 expiring 01/03/01.................................    1,552            (1)
                                                                            -------
                                                                            $(1,843)
                                                                            =======

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Government Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Government Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Chicago, Illinois
February 8, 2001

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                                          MARKET
(000)     DESCRIPTION                                      COUPON           MATURITY             VALUE
          UNITED STATES GOVERNMENT AGENCY
          OBLIGATIONS  66.2%
$  900    Federal Home Loan Banks.........................  5.125%    09/15/03                $   888,552
    54    Federal Home Loan Mortgage Corp. CMO Floater....  5.910     09/15/23                     54,169
   901    Federal Home Loan Mortgage Corp. Gold 30 Year
          Pools...........................................  7.000     05/01/24 to 07/01/24        905,505
 2,116    Federal Home Loan Mortgage Corp. Gold 30 Year
          Pools...........................................  7.500     10/01/24 to 11/01/29      2,145,874
   109    Federal Home Loan Mortgage Corp. Gold 30 Year
          Pools...........................................  8.000     09/01/24 to 10/01/24        111,401
   900    Federal Home Loan Mortgage Corp. Pools..........  5.000     01/15/04                    884,439
 2,500    Federal Home Loan Mortgage Corp. Pools..........  5.750     07/15/03                  2,506,650
 2,859    Federal Home Loan Mortgage Corp. Pools..........  6.000     05/01/29 to 09/01/29      2,766,742
 2,347    Federal Home Loan Mortgage Corp. Pools..........  6.500     05/01/29 to 06/01/29      2,314,705
   791    Federal National Mortgage Association 15 Year
          Pools...........................................  6.500     11/01/13                    790,416
   152    Federal National Mortgage Association Pools.....  5.500     07/01/24 to 02/01/29        144,609
 1,400    Federal National Mortgage Association Pools.....  5.750     04/15/03 to 06/15/05      1,402,772
 3,462    Federal National Mortgage Association Pools.....  6.000     05/15/08 to 12/01/28      3,436,625
 1,550    Federal National Mortgage Association Pools.....  6.250     11/15/02 to 05/15/29      1,557,536
 3,449    Federal National Mortgage Association Pools.....  6.500     06/01/09 to 06/01/28      3,421,041
 1,780    Federal National Mortgage Association Pools.....  7.000     07/01/10 to 06/01/24      1,795,675
   200    Federal National Mortgage Association Pools.....  7.250     05/15/30                    227,676
   750    Federal National Mortgage Association Pools.....  7.300     05/25/10                    812,813
   241    Federal National Mortgage Association Pools.....  7.500     05/01/24 to 10/01/24        244,846
   200    Federal National Mortgage Association Pools.....  8.000     06/01/24 to 10/01/24        204,548
   326    Federal National Mortgage Association Pools..... 11.000     11/01/20                    353,759
 1,292    Government National Mortgage Association Pools..  6.500     05/15/23 to 03/15/29      1,278,630
 6,701    Government National Mortgage Association Pools..  7.000     04/15/23 to 04/15/29      6,733,811
   785    Government National Mortgage Association Pools..  7.500     12/15/21 to 06/15/24        799,782
   182    Government National Mortgage Association Pools..  8.000     05/15/17 to 01/15/23        186,609
   124    Government National Mortgage Association Pools..  8.500     04/15/17 to 07/15/17        128,934
   370    Government National Mortgage Association Pools..  9.500     06/15/09 to 10/15/09        389,415
    20    Government National Mortgage Association Pools.. 11.000     09/15/10 to 08/15/20         21,219
                                                                                              -----------

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS.........................................     36,508,753
                                                                                              -----------

          UNITED STATES TREASURY OBLIGATIONS  28.0%
 4,000    United States Treasury Bonds (a)................  6.000     02/15/26                  4,216,280
 1,000    United States Treasury Bonds....................  8.000     11/15/21                  1,294,000
 1,600    United States Treasury Bonds (a)................  8.125     08/15/19                  2,070,416
 1,250    United States Treasury Bonds (a)................  9.250     02/15/16                  1,726,437

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                                          MARKET
(000)     DESCRIPTION                                      COUPON           MATURITY             VALUE
          UNITED STATES TREASURY OBLIGATIONS--CONTINUED
$  200    United States Treasury Bonds....................  9.375%          02/15/06          $   238,004
   350    United States Treasury Bonds (a)................ 10.375           11/15/12              450,671
   200    United States Treasury Bonds.................... 10.750           08/15/05              245,542
   700    United States Treasury Bonds (a)................ 12.000           08/15/13              989,667
 1,000    United States Treasury Notes (a)................  5.500           02/15/08            1,019,380
   300    United States Treasury Notes....................  5.750           11/15/05              309,891
   800    United States Treasury Notes....................  6.500           03/31/02              810,400
 2,000    United States Treasury Notes (a)................  7.500           11/15/01            2,032,540
                                                                                              -----------
TOTAL UNITED STATES TREASURY OBLIGATIONS  28.0%...........................................     15,403,228
                                                                                              -----------
TOTAL LONG-TERM INVESTMENTS  94.2%
  (Cost $50,256,837)......................................................................     51,911,981

SHORT-TERM INVESTMENT  5.0%
U.S. GOVERNMENT AGENCY OBLIGATION
Federal Home Loan Mortgage Discount Note ($2,755,000 par, yielding 5.70%, 01/02/01 maturity) (a)
  (Cost $2,754,564).......................................................................      2,754,564
                                                                                              -----------

TOTAL INVESTMENTS  99.2%
  (Cost $53,011,401)......................................................................     54,666,545

OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%...............................................        456,288
                                                                                              -----------

NET ASSETS  100.0%........................................................................    $55,122,833
                                                                                              ===========

(a) Assets segregated as collateral for open forward and futures transactions.

CMO--Collateralized Mortgage Obligations

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $53,011,401)........................  $54,666,545
Cash........................................................        1,521
Interest Receivable.........................................      597,878
Other.......................................................       95,819
                                                              -----------
    Total Assets............................................   55,361,763
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       22,998
  Forward Commitments.......................................       19,710
  Distributor and Affiliates................................       12,429
  Portfolio Shares Repurchased..............................        4,553
  Variation Margin on Futures...............................          609
Trustees' Deferred Compensation and Retirement Plans........      133,863
Accrued Expenses............................................       44,768
                                                              -----------
    Total Liabilities.......................................      238,930
                                                              -----------
NET ASSETS..................................................  $55,122,833
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $59,830,060
Accumulated Undistributed Net Investment Income.............    3,180,439
Net Unrealized Appreciation.................................    1,765,058
Accumulated Net Realized Loss...............................   (9,652,724)
                                                              -----------
NET ASSETS..................................................  $55,122,833
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $55,121,830 and
    5,924,289 shares of beneficial interest issued and
    outstanding)............................................  $      9.30
                                                              ===========
  Class II Shares (Based on net assets of $1,003 and 108
    shares of beneficial interest issued and outstanding)...  $      9.31
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest Income.............................................  $ 3,565,662
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      263,853
Trustees' Fees and Related Expenses.........................       38,541
Accounting..................................................       32,577
Shareholder Reports.........................................       28,290
Custody.....................................................       11,593
Legal.......................................................        6,484
Distribution (12b-1) and Service Fees.......................          805
Other.......................................................       39,022
                                                              -----------
    Total Expenses..........................................      421,165
    Investment Advisory Fee Reduction.......................      101,002
    Less Credits Earned on Cash Balances....................        2,716
                                                              -----------
    Net Expenses............................................      317,447
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,248,215
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (389,537)
  Futures...................................................      390,942
  Forward Commitments.......................................     (274,407)
                                                              -----------
Net Realized Loss...........................................     (273,002)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (1,507,647)
                                                              -----------
  End of the Period:
    Investments.............................................    1,655,144
    Futures.................................................      129,624
    Forward Commitments.....................................      (19,710)
                                                              -----------
                                                                1,765,058
                                                              -----------
Net Unrealized Appreciation During the Period...............    3,272,705
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,999,703
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,247,918
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $  3,248,215         $  3,207,714
Net Realized Loss...........................................        (273,002)          (1,809,012)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       3,272,705           (3,350,440)
                                                                ------------         ------------
Change in Net Assets from Operations........................       6,247,918           (1,951,738)

Distributions from Net Investment Income--Class I Shares....      (3,304,902)          (2,745,022)
                                                                ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       2,943,016           (4,696,760)
                                                                ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       6,323,182            9,298,965
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       3,304,902            2,745,022
Cost of Shares Repurchased..................................     (10,777,565)         (11,077,541)
                                                                ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      (1,149,481)             966,446
                                                                ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................       1,793,535           (3,730,314)
NET ASSETS:
Beginning of the Period.....................................      53,329,298           57,059,612
                                                                ------------         ------------
End of the Period (Including accumulated undistributed net
  investment income of $3,180,439 and $3,221,466
  respectively).............................................    $ 55,122,833         $ 53,329,298
                                                                ============         ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   YEAR ENDED DECEMBER 31,
CLASS I SHARES                                             ---------------------------------------
                                                            2000     1999    1998    1997    1996
                                                           ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................  $ 8.82   $ 9.59   $8.92   $8.67   $9.06
                                                           ------   ------   -----   -----   -----
  Net Investment Income..................................     .56      .53     .52     .56     .57
  Net Realized and Unrealized Gain/Loss..................     .48     (.84)    .24     .23    (.39)
                                                           ------   ------   -----   -----   -----
Total from Investment Operations.........................    1.04     (.31)    .76     .79     .18
Less Distributions from and in Excess of Net Investment
  Income.................................................     .56      .46     .09     .54     .57
                                                           ------   ------   -----   -----   -----
NET ASSET VALUE, END OF THE PERIOD.......................  $ 9.30   $ 8.82   $9.59   $8.92   $8.67
                                                           ======   ======   =====   =====   =====

Total Return*............................................  12.40%   -3.36%   8.59%   9.61%   2.12%
Net Assets at End of the Period (In millions)............  $ 55.1   $ 53.3   $57.1   $52.6   $57.3
Ratio of Expenses to Average Net Assets*.................    .60%     .60%    .60%    .60%    .60%
Ratio of Net Investment Income to Average Net Assets*....   6.14%    5.92%   5.74%   6.51%   6.56%
Portfolio Turnover.......................................    180%      92%    107%    119%    143%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..................    .79%     .74%    .73%    .74%    .80%
Ratio of Net Investment Income to Average Net Assets.....   5.95%    5.78%   5.61%   6.37%   6.36%

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

CLASS II SHARES
                                                              DECEMBER 15, 2000
                                                              (COMMENCEMENT OF
                                                                 INVESTMENT
                                                               OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................        $9.28
                                                                    -----
  Net Investment Income.....................................          .02
  Net Realized and Unrealized Gain..........................          .01
                                                                    -----
Total from Investment Operations............................          .03
                                                                    -----
NET ASSET VALUE, END OF THE PERIOD..........................        $9.31
                                                                    =====

Total Return (a)**..........................................         .32%*
Net Assets at End of the Period (In thousands)..............        $ 1.0
Ratio of Expenses to Average Net Assets**...................         .85%
Ratio of Net Investment Income to Average Net Assets**......        5.61%
Portfolio Turnover..........................................         180%
 * Non-annualized
** If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        1.40%
Ratio of Net Investment Income to Average Net Assets........        5.06%

(a) This return includes Rule 12b-1 fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Government Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted over the expected life of each applicable security. Premiums are not amortized. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Portfolio currently does not amortize premiums on fixed income securities. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Portfolio has not completed its analysis of the impact of this accounting change.

    The revised version of the Guide will also require paydown gains and losses on mortgage- and asset-backed securities to be presented as interest income. Currently, paydown gains and losses on mortgage- and asset-backed securities are shown as a component of realized gain/loss. Had the Portfolio adopted this policy in 2000, interest income would increase and realized gain/loss would decrease by $28,618.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $9,493,349 which will expire between December 31, 2002 and December 31, 2008. Net realized loss may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sale transactions, straddle positions and gains recognized for tax purposes on open futures positions at December 31, 2000.

    At December 31, 2000, for federal income tax purposes the cost of long-and short-term investments is $53,041,152, the aggregate gross unrealized appreciation is $1,742,334 and the aggregate gross unrealized depreciation is $116,941, resulting in net unrealized appreciation on long- and short-term investments of $1,625,393.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of future gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Net permanent book and tax differences relating to paydowns on mortgage-backed securities totaling $15,660 were reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, a permanent book and tax

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

difference totaling $117,213 relating to a portion of the capital loss carryforward which expired was reclassified from accumulated net realized loss to capital.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, custody fees were reduced by $2,716 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................     .50%
Next $500 million...........................................     .45%
Over $1 billion.............................................     .40%

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the year ended December 31, 2000, the Adviser voluntarily waived $101,002 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $6,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $13,700, representing Van Kampen Investments Inc.'s. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $15,100. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $57,180 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $59,829,060 and $1,000 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................      732,707   $  6,322,182
  Class II..................................................          108          1,000
                                                              -----------   ------------
Total Sales.................................................      732,815   $  6,323,182
                                                              ===========   ============
Dividend Reinvestment:
  Class I...................................................      390,059   $  3,304,902
  Class II..................................................          -0-            -0-
                                                              -----------   ------------
Total Dividend Reinvestment.................................      390,059   $  3,304,902
                                                              ===========   ============
Repurchases:
  Class I...................................................   (1,245,955)  $(10,777,565)
  Class II..................................................          -0-            -0-
                                                              -----------   ------------
Total Repurchases...........................................   (1,245,955)  $(10,777,565)
                                                              ===========   ============

    At December 31, 1999, capital aggregated $61,096,754 for Class I. For the year ended December 31, 1999, transactions were as follows:

                                                                SHARES        VALUE
Sales:
  Class I...................................................   1,022,161   $  9,298,965

Dividend Reinvestment:
  Class I...................................................     305,002   $  2,745,022

Repurchases:
  Class I...................................................  (1,226,851)  $(11,077,541)

    At December 31, 2000, with the exception of Van Kampen's ownership of shares of the portfolio, five insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of the Portfolio.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $94,763,234 and $87,250,128, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In this instance, the recognition

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Portfolio.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2000, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 1999............................      81
Futures Opened..............................................     340
Futures Closed..............................................    (373)
                                                                ----
Outstanding at December 31, 2000............................      48
                                                                ====

    The futures contracts outstanding as of December 31, 2000, and the description and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                                          APPRECIATION/
                                                              CONTRACTS   DEPRECIATION
LONG CONTRACTS:
  5-year U.S. Treasury Note -- March 2001 (Current Notional
    Value $103,563 per contract)............................     19         $ 34,661
  10-year U.S. Treasury Note -- March 2001 (Current Notional
    Value $104,859 per contract)............................      4           12,546
  U.S. Treasury Bonds -- March 2001 (Current Notional Value
    $104,625 per contract)..................................     25           82,417
                                                                 --         --------
                                                                 48         $129,624
                                                                 ==         ========

B. FORWARD COMMITMENTS The Portfolio trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these securities is reflected as a component of unrealized appreciation/depreciation on forward commitments. The following forward commitments were outstanding as of December 31, 2000.

PAR                                                                                   UNREALIZED
AMOUNT                                                                   CURRENT     APPRECIATION/
(000)                             DESCRIPTION                             VALUE      DEPRECIATION
$1,000    Federal National Mortgage Association Pools, 6.50%..........  $  985,940     $ (7,190)
 4,000    Government National Mortgage Association Pools, 7.00%.......   4,017,520      (12,520)
                                                                                       --------
                                                                                       $(19,710)
                                                                                       --------

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by Federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Portfolio also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Growth and Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Growth and Income Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Chicago, Illinois
February 8, 2001

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                     SHARES       VALUE
COMMON STOCKS  91.2%
AEROSPACE & DEFENSE  4.1%
Boeing Co. .................................................    27,500    $  1,815,000
Honeywell International, Inc................................    10,100         477,856
Raytheon Co., Class B.......................................    65,700       2,040,806
                                                                          ------------
                                                                             4,333,662
                                                                          ------------
ALTERNATIVE CARRIERS  0.5%
Nippon Telegraph & Telephone Corp.--ADR (Japan).............    14,100         503,194
                                                                          ------------
APPAREL RETAIL  0.2%
The Gap, Inc................................................    8,100          206,550
                                                                          ------------
APPLICATION SOFTWARE  0.5%
Cadence Design Systems, Inc. (a)............................    18,800         517,000
                                                                          ------------

BANKS  11.1%
Bank of America Corp........................................    28,600       1,312,025
First Union Corp............................................    65,800       1,830,062
FleetBoston Financial Corp..................................    46,340       1,740,646
J.P. Morgan Chase & Co......................................    13,800         627,037
PNC Financial Services Group................................    35,100       2,564,494
U.S. Bancorp................................................    60,900       1,777,519
Washington Mutual, Inc......................................    35,216       1,868,649
                                                                          ------------
                                                                            11,720,432
                                                                          ------------
BREWERS  1.4%
Anheuser-Busch Cos., Inc....................................    32,700       1,487,850
                                                                          ------------

COMPUTER HARDWARE  1.2%
Compaq Computer Corp........................................    42,800         644,140
Handspring, Inc. (a)........................................    5,400          210,262
Palm, Inc. (a)..............................................    15,620         442,241
                                                                          ------------
                                                                             1,296,643
                                                                          ------------
COMPUTERS & ELECTRONIC RETAIL  0.6%
Best Buy Co., Inc. (a)......................................    4,100          121,206
RadioShack Corp.............................................    12,900         552,281
                                                                          ------------
                                                                               673,487
                                                                          ------------
CONSUMER DISCRETIONARY  0.3%
Goodyear Tire & Rubber Co...................................    12,500         287,375
                                                                          ------------
CONSUMER ELECTRONICS  0.4%
Sony Corp.--ADR (Japan).....................................    6,100          425,475
                                                                          ------------
DEPARTMENT STORES  0.2%
J.C. Penney Co., Inc........................................    18,200         197,925
                                                                          ------------
DIVERSIFIED CHEMICALS  3.1%
Dow Chemical Co.............................................    25,800         944,925
Du Pont (E.I.) de Nemours & Co..............................    47,200       2,280,350
                                                                          ------------
                                                                             3,225,275
                                                                          ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                     SHARES       VALUE
DIVERSIFIED COMMERCIAL SERVICES  2.5%
Equifax, Inc................................................    54,100    $  1,551,994
H & R Block, Inc............................................    27,600       1,141,950
                                                                          ------------
                                                                             2,693,944
                                                                          ------------
DIVERSIFIED FINANCIAL SERVICES  5.1%
American Express Co.........................................    18,600       1,021,837
Citigroup, Inc..............................................    31,866       1,627,158
Fannie Mae..................................................    31,300       2,715,275
                                                                          ------------
                                                                             5,364,270
                                                                          ------------
ELECTRIC UTILITIES  6.9%
DQE, Inc....................................................    1,000           32,750
Edison International........................................    71,360       1,115,000
Exelon Corp.................................................    24,210       1,699,784
Mirant Corp. (Formerly Southern Energy, Inc.) (a)...........    16,600         469,987
Northeast Utilities.........................................    31,259         758,031
PG&E Corp...................................................    38,000         760,000
Reliant Energy, Inc.........................................    28,600       1,238,737
Southern Co.................................................    37,000       1,230,250
                                                                          ------------
                                                                             7,304,539
                                                                          ------------
GAS UTILITIES  1.6%
El Paso Energy Corp.........................................    23,500       1,683,187
                                                                          ------------

GENERAL MERCHANDISE STORES  1.6%
Costco Wholesale Corp. (a)..................................    17,900         714,881
Target Corp.................................................    30,400         980,400
                                                                          ------------
                                                                             1,695,281
                                                                          ------------
GOLD  0.6%
Barrick Gold Corp.--ADR (Canada)............................    40,700         666,666
                                                                          ------------

HEALTH CARE DISTRIBUTORS & SERVICES  1.7%
McKesson HBOC, Inc..........................................    49,800       1,787,322
                                                                          ------------

HEALTH CARE EQUIPMENT  1.0%
Beckman Coulter, Inc........................................    26,100       1,094,569
                                                                          ------------

HEALTH CARE FACILITIES  1.5%
HCA-The Healthcare Co.......................................    35,710       1,571,597
                                                                          ------------

HOME IMPROVEMENT RETAIL  0.9%
Sherwin-Williams Co.........................................    35,800         941,987
                                                                          ------------

INDUSTRIAL CONGLOMERATES  3.0%
Minnesota Mining & Manufacturing Co.........................    25,800       3,108,900
                                                                          ------------

INDUSTRIAL MACHINERY  1.8%
Ingersoll-Rand Co...........................................    35,600       1,490,750
Pall Corp...................................................    16,800         358,050
                                                                          ------------
                                                                             1,848,800
                                                                          ------------
INSURANCE BROKERS  1.1%
Aon Corp....................................................    33,900       1,161,075
                                                                          ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                     SHARES       VALUE
INTEGRATED OIL & GAS  3.0%
Exxon Mobil Corp............................................    14,556    $  1,265,462
Texaco, Inc.................................................    30,300       1,882,388
                                                                          ------------
                                                                             3,147,850
                                                                          ------------
INTEGRATED TELECOMMUNICATION SERVICES  5.1%
BellSouth Corp..............................................    15,800         646,813
SBC Communications, Inc.....................................    33,700       1,609,175
Sprint Corp.................................................    44,890         911,828
Verizon Communications, Inc.................................    43,906       2,200,788
                                                                          ------------
                                                                             5,368,604
                                                                          ------------
IT CONSULTING & SERVICES  2.7%
Electronic Data Systems Corp................................    40,500       2,338,875
SunGard Data Systems, Inc. (a)..............................    10,700         504,238
                                                                          ------------
                                                                             2,843,113
                                                                          ------------
LIFE & HEALTH INSURANCE  5.5%
American General Corp.......................................    13,950       1,136,925
Jefferson-Pilot Corp........................................    14,600       1,091,350
John Hancock Financial Services (a).........................    25,600         963,200
Lincoln National Corp.......................................    19,500         922,594
MetLife, Inc................................................    35,600       1,246,000
UnumProvident Corp..........................................    18,300         491,813
                                                                          ------------
                                                                             5,851,882
                                                                          ------------
MANAGED HEALTH CARE  0.6%
Caremark Rx, Inc. (a).......................................    44,000         596,750
                                                                          ------------

MULTI-LINE INSURANCE  1.6%
American International Group, Inc...........................    13,150       1,296,097
Axa Financial, Inc..........................................    5,841          419,457
                                                                          ------------
                                                                             1,715,554
                                                                          ------------
OIL & GAS DRILLING  0.4%
Transocean Sedco Forex, Inc.................................    9,600          441,600
                                                                          ------------

OIL & GAS EQUIPMENT & SERVICES  1.3%
Halliburton Co..............................................    23,400         848,250
Schlumberger Ltd............................................    7,000          559,563
                                                                          ------------
                                                                             1,407,813
                                                                          ------------
OIL & GAS EXPLORATION & PRODUCTION  2.3%
Burlington Resources, Inc...................................    49,100       2,479,550
                                                                          ------------

PHARMACEUTICALS  6.7%
American Home Products Corp.................................    34,100       2,167,055
Johnson & Johnson...........................................    13,650       1,434,103
Pharmacia Corp..............................................    21,500       1,311,500
Schering-Plough Corp........................................    38,900       2,207,575
                                                                          ------------
                                                                             7,120,233
                                                                          ------------
PHOTOGRAPHIC PRODUCTS  0.6%
Eastman Kodak Co............................................    15,700         618,188
                                                                          ------------

PRECIOUS METALS & MINERALS  0.7%
Newmont Mining Corp.........................................    43,100         735,394
                                                                          ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                     SHARES       VALUE
PROPERTY & CASUALTY INSURANCE  2.3%
Allstate Corp...............................................    33,600    $  1,463,700
Chubb Corp..................................................    11,300         977,450
                                                                          ------------
                                                                             2,441,150
                                                                          ------------
SEMICONDUCTORS  1.3%
Intel Corp..................................................    4,300          129,269
Micron Technology, Inc......................................    36,300       1,288,650
                                                                          ------------
                                                                             1,417,919
                                                                          ------------
SOFT DRINKS  1.2%
PepsiCo, Inc................................................    25,200       1,248,975
                                                                          ------------

SPECIALTY CHEMICALS  1.3%
Rohm & Haas Co..............................................    36,700       1,332,669
                                                                          ------------

SYSTEMS SOFTWARE  0.5%
Oracle Corp. (a)............................................    19,100         555,094
                                                                          ------------

TELECOMMUNICATIONS EQUIPMENT  1.2%
Alcatel SA--ADR (France)....................................    7,500          419,531
Motorola, Inc...............................................    33,900         686,475
Research in Motion Ltd.--ADR (Canada) (a)...................    2,100          168,000
                                                                          ------------
                                                                             1,274,006
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  91.2%
  (Cost $83,706,125)..................................................      96,393,349
                                                                          ------------

SHORT-TERM INVESTMENTS  9.5%
REPURCHASE AGREEMENTS  8.6%
Goldman Sachs ($4,500,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $4,502,243).............................................       4,500,000
UBS Securities ($4,530,000 par collateralized by U.S. Government obligations in a pooled cash account dated 12/29/00 to be sold on
  01/02/01 at $4,532,246).............................................       4,530,000
                                                                          ------------

TOTAL REPURCHASE AGREEMENTS...........................................       9,030,000
U.S. GOVERNMENT AGENCY OBLIGATION  0.9%
Federal National Mortgage Discount Note ($1,000,000 par, yielding
  6.23%, 03/15/01 maturity) (b).......................................         987,367
                                                                          ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $10,017,367)..................................................      10,017,367
                                                                          ------------

TOTAL INVESTMENTS  100.7%
  (Cost $93,723,492)..................................................     106,410,716
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%).........................        (715,667)
                                                                          ------------

NET ASSETS  100.0%....................................................    $105,695,049
                                                                          ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $93,723,492)........................  $106,410,716
Cash........................................................         8,739
Receivables:
  Portfolio Shares Sold.....................................       855,864
  Investments Sold..........................................       719,525
  Dividends.................................................        80,607
  Interest..................................................         4,489
Other.......................................................        27,808
                                                              ------------
    Total Assets............................................   108,107,748
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,267,021
  Investment Advisory Fee...................................        52,254
  Variation Margin on Futures...............................        27,300
  Distributor and Affiliates................................        13,535
  Portfolio Shares Repurchased..............................         5,789
Trustees' Deferred Compensation and Retirement Plans........        38,143
Accrued Expenses............................................         8,657
                                                              ------------
    Total Liabilities.......................................     2,412,699
                                                              ------------
NET ASSETS..................................................  $105,695,049
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 92,927,550
Net Unrealized Appreciation.................................    12,583,158
Accumulated Net Realized Gain...............................       159,498
Accumulated Undistributed Net Investment Income.............        24,843
                                                              ------------
NET ASSETS..................................................  $105,695,049
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PER SHARE:
  Class I Shares (Based on net assets of $91,981,600 and
    5,406,168 shares of beneficial
    interest issued and outstanding)........................  $      17.01
                                                              ============
  Class II Shares (Based on net assets of $13,713,449 and
    805,745 shares of beneficial
    interest issued and outstanding)........................  $      17.02
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $6,576)......  $ 1,023,369
Interest....................................................      443,287
                                                              -----------
    Total Income............................................    1,466,656
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      412,469
Accounting..................................................       29,355
Trustees' Fees and Related Expenses.........................       22,301
Custody.....................................................       22,170
Distribution (12b-1) and Service Fees.......................        4,245
Legal.......................................................        3,530
Other.......................................................       55,603
                                                              -----------
    Total Expenses..........................................      549,673
    Investment Advisory Fee Reduction.......................       34,425
    Less Credits Earned on Cash Balances....................        1,931
                                                              -----------
    Net Expenses............................................      513,317
                                                              -----------
NET INVESTMENT INCOME.......................................  $   953,339
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 5,666,532
  Futures...................................................      (98,680)
  Foreign Currency Transactions.............................          (31)
                                                              -----------
Net Realized Gain...........................................    5,567,821
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    6,490,114
                                                              -----------
  End of the Period:
    Investments.............................................   12,687,224
    Futures.................................................     (104,066)
                                                              -----------
                                                               12,583,158
                                                              -----------
Net Unrealized Appreciation During the Period...............    6,093,044
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $11,660,865
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $12,614,204
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $    953,339          $   540,154
Net Realized Gain...........................................       5,567,821            2,869,665
Net Unrealized Appreciation During the Period...............       6,093,044            2,184,495
                                                                ------------          -----------
Change in Net Assets from Operations........................      12,614,204            5,594,314
                                                                ------------          -----------

Distributions from Net Investment Income:
  Class I Shares............................................        (895,135)            (745,667)
  Class II Shares...........................................         (93,935)                 -0-
                                                                ------------          -----------
                                                                    (989,070)            (745,667)
                                                                ------------          -----------

Distributions from Net Realized Gain:
  Class I Shares............................................      (4,923,985)          (2,344,365)
  Class II Shares...........................................        (544,407)                 -0-
                                                                ------------          -----------
                                                                  (5,468,392)          (2,344,365)
                                                                ------------          -----------
Total Distributions.........................................      (6,457,462)          (3,090,032)
                                                                ------------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       6,156,742            2,504,282
                                                                ------------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      48,670,845           21,242,526
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       6,457,462            3,090,032
Cost of Shares Repurchased..................................      (8,051,893)          (6,605,514)
                                                                ------------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      47,076,414           17,727,044
                                                                ------------          -----------
TOTAL INCREASE IN NET ASSETS................................      53,233,156           20,231,326
NET ASSETS:
Beginning of the Period.....................................      52,461,893           32,230,567
                                                                ------------          -----------
End of the Period (Including accumulated undistributed net
  investment income of $24,843 and $59,629, respectively)...    $105,695,049          $52,461,893
                                                                ============          ===========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                       DECEMBER 23, 1996
                                                                                         (COMMENCEMENT
                                                     YEAR ENDED DECEMBER 31,             OF INVESTMENT
CLASS I SHARES                                -------------------------------------     OPERATIONS) TO
                                               2000     1999(A)     1998      1997     DECEMBER 31, 1996
                                              ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $15.34    $14.48     $12.12    $ 9.97         $ 10.00
                                              ------    ------     ------    ------         -------
  Net Investment Income.....................     .18       .19        .12       .07             .01
  Net Realized and Unrealized Gain/Loss.....    2.71      1.66       2.26      2.31            (.04)
                                              ------    ------     ------    ------         -------
Total from Investment Operations............    2.89      1.85       2.38      2.38            (.03)
                                              ------    ------     ------    ------         -------
Less:
  Distributions from Net Investment
    Income..................................     .18       .27        .02       .07             -0-
  Distributions from and in Excess of Net
    Realized Gain...........................    1.04       .72        -0-       .16             -0-
                                              ------    ------     ------    ------         -------
Total Distributions.........................    1.22       .99        .02       .23             -0-
                                              ------    ------     ------    ------         -------
NET ASSET VALUE, END OF THE PERIOD..........  $17.01    $15.34     $14.48    $12.12         $  9.97
                                              ======    ======     ======    ======         =======

Total Return*...............................  19.34%    12.99%     19.61%    23.90%           -.30%**
Net Assets at End of the Period (In
  millions).................................  $ 92.0    $ 52.5     $ 32.2    $ 11.7         $    .5
Ratio of Expenses to Average Net Assets*....    .75%      .75%       .75%      .75%            .75%
Ratio of Net Investment Income to Average
  Net Assets*...............................   1.39%     1.25%      1.27%     1.19%           4.47%
Portfolio Turnover..........................    100%       96%        70%       96%              0%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....    .80%       92%      1.09%     1.63%          45.97%
Ratio of Net Investment Income to Average
  Net Assets................................   1.34%     1.08%       .93%      .31%         (40.74%)

** Non-annualized

(a) Based on average month-end shares outstanding

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              SEPTEMBER 18, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
CLASS II SHARES                                                 OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................        $17.22
                                                                    ------
  Net Investment Income.....................................           .06
  Net Realized and Unrealized Gain..........................          0.76
                                                                    ------
Total from Investment Operations............................          0.82
                                                                    ------
Less:
  Distributions from Net Investment Income..................           .15
  Distributions from Net Realized Gain......................           .87
                                                                    ------
Total Distributions.........................................          1.02
                                                                    ------
NET ASSET VALUE, END OF THE PERIOD..........................        $17.02
                                                                    ======

Total Return* (a)...........................................         5.00%**
Net Asset at End of the Period (In millions)................        $ 13.7
Ratio of Expenses to Average Net Assets*....................         1.00%
Ratio of Net Investment Income to Average Net Assets*.......         1.23%
Portfolio Turnover..........................................          100%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and
  the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................         1.03%
Ratio of Net Investment Income to Average Net Assets........         1.20%

** Non-annualized

(a) This return includes Rule 12b-1 fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Growth and Income Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio commenced investment operation on November 3, 1997. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolios may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and losses recognized for tax purposes on open futures positions at December 31, 2000.

    At December 31, 2000 for federal income tax purposes, cost of long- and short-term investments is $94,506,748; the aggregate gross unrealized appreciation is $14,728,433 and the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

aggregate gross unrealized depreciation is $2,824,465, resulting in net unrealized appreciation on long- and short-term investments of $11,903,968.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/loss under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. For the tax year ended December 31, 2000, permanent book and tax differences of $31 relating to the recognition of net realized losses on foreign currency transactions were reclassified from accumulated net realized gain to accumulated undistributed net investment income. Additionally, other expenses which are not deductible for tax purposes in the amount of $976 were reclassified from accumulated undistributed net investment income to capital.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, custody fees were reduced by $1,931 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................   .60 of 1%
Over $500 million...........................................   .55 of 1%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .75% and 1.00% for Classes I and II, respectively. For the year ended December 31, 2000, the Adviser voluntarily waived $34,425 of its investment advisory fees. This waiver is voluntary in nature and may be discontinued or modified at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $3,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $11,900, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $15,200. Transfer Agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen. The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

selected by the trustees. Investments in such funds of $25,181 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $79,005,299 and $13,922,251 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                               SHARES         VALUE
Sales:
  Class I...................................................  2,125,218    $35,375,241
  Class II..................................................    767,574     13,295,604
                                                              ---------    -----------
Total Sales.................................................  2,892,792    $48,670,845
                                                              =========    ===========
Dividend Reinvestment:
  Class I...................................................    355,860    $ 5,819,120
  Class II..................................................     38,876        638,342
                                                              ---------    -----------
Total Dividend Reinvestment.................................    394,736    $ 6,457,462
                                                              =========    ===========
Repurchases:
  Class I...................................................   (494,882)   $(8,040,325)
  Class II..................................................       (705)       (11,568)
                                                              ---------    -----------
Total Repurchases...........................................   (495,587)   $(8,051,893)
                                                              =========    ===========

    At December 31, 1999, capital aggregated $45,852,112 for Class I Shares. For the year ended December 31, 1999, Class I share transactions were as follows:

Beginning Shares............................................  2,225,645
Sales.......................................................  1,413,376
Dividends Reinvestment......................................    209,139
Repurchases.................................................   (428,188)
                                                              ---------
Ending Shares...............................................  3,419,972
                                                              =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $100,676,688 and $62,525,489, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, each with a par value of $25,000, for the year ended December 31, 2000, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 1999............................       6
Futures Opened..............................................      34
Futures Closed..............................................     (34)
                                                                 ---
Outstanding at December 31, 2000............................       6
                                                                 ===

    The futures contracts outstanding at December 31, 2000, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Long Contracts:
  Mar 2001 S&P 500 Index Futures (Current Notional Value
    $333,750 per contract)..................................      6          $(104,066)
                                                                  ==         =========

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of

Van Kampen Life Investment Trust Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Money Market Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Chicago, Illinois
February 8, 2001

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGE DETAILS YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR                                                                        YIELD ON
AMOUNT                                                          MATURITY   DATE OF        AMORTIZED
(000)    DESCRIPTION                                              DATE     PURCHASE         COST
         COMMERCIAL PAPER  64.8%
$1,000   American Express Credit Corp. .......................  03/12/01    6.470%       $   987,750
1,000    American General Finance Corp. ......................  02/12/01    6.634            992,428
1,000    Associates Corp. of North America....................  02/06/01    6.668            993,470
1,000    Bank of Nova Scotia..................................  02/20/01    6.540            991,125
1,400    BMW US Capital Corp. ................................  01/02/01    6.595          1,399,747
1,000    Chevron UK Investment, PLC...........................  01/22/01    6.670            996,179
1,000    CIT Group Holdings, Inc. ............................  02/08/01    6.650            993,128
1,000    Citicorp.............................................  02/05/01    6.626            993,690
1,000    Coca-Cola Co. .......................................  03/09/01    6.623            987,996
1,000    DaimlerChrysler, AG..................................  01/29/01    6.709            994,882
1,000    Ford Motor Credit Co. ...............................  01/26/01    6.644            995,472
1,000    General Electric Capital Corp. ......................  01/17/01    6.695            997,076
1,000    General Motors Acceptance Corp. .....................  01/17/01    6.644            997,098
1,000    IBM Credit Corp. ....................................  01/30/01    6.608            994,780
1,000    Merrill Lynch & Co., Inc. ...........................  01/31/01    6.681            994,542
1,000    Metropolitan Life Insurance Co. .....................  02/14/01    6.626            992,080
1,000    Prudential Funding Corp. ............................  04/06/01    6.446            983,507
1,000    UBS, AG..............................................  02/20/01    6.613            991,028
1,000    Wells Fargo & Co. ...................................  02/02/01    6.684            994,178
                                                                                         -----------
         TOTAL COMMERCIAL PAPER....................................................       19,270,156
                                                                                         -----------
         CERTIFICATES OF DEPOSIT  15.1%
1,000    Bank of America......................................  03/15/01    6.647          1,000,000
1,000    Banq Nationale Paris.................................  01/12/01    6.859          1,000,000
  500    Commerzbank, AG......................................  05/25/01    7.391            499,868
1,000    Dresdner Bank, AG....................................  03/19/01    6.677          1,000,021
1,000    Societe Generale North America, Inc. ................  06/11/01    6.390          1,000,000
                                                                                         -----------
         TOTAL CERTIFICATES OF DEPOSIT.............................................        4,499,889
                                                                                         -----------
         U.S. GOVERNMENT AGENCY OBLIGATIONS  6.6%
1,000    Federal National Mortgage Association Discount
         Note.................................................  04/26/01    6.490            979,971
1,000    Student Loan Marketing Association Term Note.........  07/26/01    6.427          1,000,232
                                                                                         -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..................................        1,980,203
                                                                                         -----------
         REPURCHASE AGREEMENT  13.0%
         Bank of America Securities ($3,866,000 par collateralized by U.S.
         Government obligations in a pooled cash account, dated 12/29/00 to be sold
         on 01/02/01 at $3,868,749)................................................        3,866,000
                                                                                         -----------
TOTAL INVESTMENTS  99.5%...........................................................       29,616,248
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%........................................          136,173
                                                                                         -----------

NET ASSETS  100.0%.................................................................      $29,752,421
                                                                                         ===========

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments, at amortized cost which approximates
  market, including repurchase agreements of $3,866,000.....  $29,616,248
Cash........................................................        8,533
Receivables:
  Interest..................................................      100,834
  Portfolio Shares Sold.....................................       95,285
  Expense Reimbursement by Adviser..........................       19,838
Other.......................................................       91,609
                                                              -----------
    Total Assets............................................   29,932,347
                                                              -----------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................       34,886
  Distributor and Affiliates................................        2,574
Trustees' Deferred Compensation and Retirement Plans........      129,533
Accrued Expenses............................................       12,933
                                                              -----------
    Total Liabilities.......................................      179,926
                                                              -----------
NET ASSETS..................................................  $29,752,421
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $29,752,446
Accumulated Distributions in Excess of Net Investment
  Income....................................................          (25)
                                                              -----------
Net Assets..................................................  $29,752,421
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
Class I Shares (Based on net assets of $29,747,905 and
  29,747,930 shares of beneficial interest issued and
  outstanding)..............................................  $      1.00
                                                              ===========
Class II Shares (Based on net assets of $4,516 and 4,516
  shares of beneficial interest issued and outstanding).....  $      1.00
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $1,872,510
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     147,144
Trustees' Fees and Related Expenses.........................      36,464
Shareholder Reports.........................................      27,446
Audit.......................................................      19,181
Shareholder Services........................................      18,220
Accounting..................................................      17,478
Custody.....................................................      12,832
Legal.......................................................       4,107
Other.......................................................       3,624
                                                              ----------
    Total Expenses..........................................     286,496
    Investment Advisory Fee Reduction.......................     105,992
    Less Credits Earned on Cash Balances....................       3,931
                                                              ----------
    Net Expenses............................................     176,573
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,695,937
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,695,937
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $  1,695,937         $  1,331,865
                                                                ------------         ------------

Distributions from Net Investment Income*...................      (1,695,937)          (1,331,826)
Distributions in Excess of Net Investment Income*...........             (25)                 -0-
                                                                ------------         ------------
Distributions from and in Excess of Net Investment
  Income*...................................................      (1,695,962)          (1,331,826)
                                                                ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........             (25)                  39
                                                                ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      34,278,493           36,672,632
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       1,695,962            1,341,788
Cost of Shares Repurchased..................................     (39,516,256)         (31,429,889)
                                                                ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      (3,541,801)           6,584,531
                                                                ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................      (3,541,826)           6,584,570
NET ASSETS:
Beginning of the Period.....................................      33,294,247           26,709,677
                                                                ------------         ------------
End of the Period (Including accumulated distributions in
  excess of net investment income of $25 and $0,
  respectively).............................................    $ 29,752,421         $ 33,294,247
                                                                ============         ============

* Distributions by Class:
------------------------------------------------------------

Distributions from and in Excess of Net Investment Income:
  Class I Shares............................................    $ (1,695,957)        $ (1,331,826)
  Class II Shares...........................................              (5)                 -0-
                                                                ------------         ------------
                                                                $ (1,695,962)        $ (1,331,826)
                                                                ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                     YEAR ENDED DECEMBER 31,
CLASS I SHARES                                                -------------------------------------
                                                              2000    1999    1998    1997    1996
                                                              -------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $1.00   $1.00   $1.00   $1.00   $1.00
                                                              -----   -----   -----   -----   -----
  Net Investment Income.....................................    .06     .05     .05     .05     .05
  Less Distributions from Net Investment Income.............    .06     .05     .05     .05     .05
                                                              -----   -----   -----   -----   -----
NET ASSET VALUE, END OF THE PERIOD..........................  $1.00   $1.00   $1.00   $1.00   $1.00
                                                              =====   =====   =====   =====   =====

Total Return*...............................................  5.93%   4.63%   5.02%   5.06%   4.89%
Net Assets at End of the Period (In millions)...............  $29.7   $33.3   $26.7   $19.7   $19.6
Ratio of Expenses to Average Net Assets* (a)................   .61%    .62%    .60%    .60%    .60%
Ratio of Net Investment Income to Average Net Assets*.......  5.76%   4.56%   4.88%   4.95%   4.78%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (a).................   .97%    .93%    .99%    .98%   1.29%
Ratio of Net Investment Income to Average Net Assets........  5.40%   4.25%   4.49%   4.57%   4.10%

(a) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the years ended December 31, 2000 and 1999, respectively.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              DECEMBER 15, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
CLASS II SHARES                                                OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................        $1.00
                                                                    -----
  Net Investment Income.....................................          .00(a)
  Less Distributions from Net Investment Income.............          .00(a)
                                                                    -----
NET ASSET VALUE, END OF THE PERIOD..........................        $1.00
                                                                    =====
Total Return* (b)...........................................         .23%**
Net Assets at End of the Period (In thousands)..............        $ 4.5
Ratio of Expenses to Average Net Assets* (c)................         .86%
Ratio of Net Investment Income to Average Net Assets*.......        6.85%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c).................        1.63%
Ratio of Net Investment Income to Average Net Assets........        6.08%

** Non-annualized

(a) Net Investment Income and Distributions from Net Investment Income are less than $.01 per share.

(b) This return includes Rule 12b-1 fees of up to .25%.

(c) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Money Market Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost, any discount is accreted, and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,790, which will expire between December 31, 2003 and December 31, 2008.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares income dividends each business day payable monthly. Net realized gains, if any, are distributed annually. All dividend and capital gains distributions of the Portfolio are automatically reinvested.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    Due to inherent differences in the recognition of certain expenses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Portfolio's custody fee was reduced by $3,931 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Next $500 million...........................................     .45%
Over $1 billion.............................................     .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the year ended December 31, 2000, was .50%.

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares.

    For the year ended December 31, 2000, the Adviser voluntarily waived $105,992 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $4,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $12,700, representing Van Kampen Investments Inc.'s. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of the accounting expense in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $16,500. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $53,918 are included in "Other

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $29,747,930 and $4,516 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................   34,273,982   $ 34,273,982
  Class II..................................................        4,511          4,511
                                                              -----------   ------------
Total Sales.................................................   34,278,493   $ 34,278,493
                                                              ===========   ============
Dividend Reinvestment:
  Class I...................................................    1,695,957   $  1,695,957
  Class II..................................................            5              5
                                                              -----------   ------------
Total Dividend Reinvestment.................................    1,695,962   $  1,695,962
                                                              ===========   ============
Repurchases:
  Class I...................................................  (39,516,256)  $(39,516,256)
  Class II..................................................          -0-            -0-
                                                              -----------   ------------
Total Repurchases...........................................  (39,516,256)  $(39,516,256)
                                                              ===========   ============

    At December 31, 1999, capital aggregated $33,294,247 for Class I Shares. For the year ended December 31, 1999, Class I transactions were as follows:

                                                                SHARES         VALUE
Sales.......................................................   36,672,632   $ 36,672,632
Dividend Reinvestment.......................................    1,341,788   $  1,341,788
Repurchases.................................................  (31,429,889)  $(31,429,889)

4. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Select Growth Portfolio

We have audited the accompanying statement of assets and liabilities including the portfolio of investments of the Van Kampen Life Investment Trust Select Growth Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and the financial highlights for the period from November 28, 2000 (commencement of investment operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Chicago, Illinois
February 8, 2001

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                     SHARES     VALUE
COMMON STOCKS  94.3%
APPLICATION SOFTWARE  7.1%
BEA Systems, Inc. (a).......................................     290      $ 19,521
Siebel Systems, Inc. (a)....................................     240        16,230
                                                                          --------
                                                                            35,751
                                                                          --------
BANKS  4.0%
Washington Mutual, Inc......................................     380        20,164
                                                                          --------
BIOTECHNOLOGY  4.1%
IDEC Pharmaceuticals Corp. (a)..............................     110        20,852
                                                                          --------
DIVERSIFIED FINANCIAL SERVICES  6.4%
Fannie Mae..................................................     240        20,820
USA Education, Inc..........................................     170        11,560
                                                                          --------
                                                                            32,380
                                                                          --------
ELECTRIC UTILITIES  5.8%
Calpine Corp. (a)...........................................     250        11,266
Exelon Corp.................................................     255        17,903
                                                                          --------
                                                                            29,169
                                                                          --------
HEALTH CARE DISTRIBUTORS & SERVICES  3.9%
Cardinal Health, Inc........................................     200        19,925
                                                                          --------
HEALTH CARE FACILITIES  4.7%
Tenet Healthcare Corp. (a)..................................     535        23,774
                                                                          --------
INTEGRATED OIL & GAS  3.9%
Coastal Corp................................................     225        19,870
                                                                          --------
IT CONSULTING & SERVICES  5.7%
Check Point Software Technologies Ltd.--ADR (Israel) (a)....     215        28,716
                                                                          --------
LIFE & HEALTH INSURANCE  3.2%
AFLAC, Inc..................................................     225        16,242
                                                                          --------
MANAGED HEALTH CARE  10.6%
CIGNA Corp..................................................     175        23,152
UnitedHealth Group, Inc.....................................     500        30,687
                                                                          --------
                                                                            53,839
                                                                          --------
MULTI-LINE INSURANCE  4.1%
American International Group, Inc...........................     210        20,698
                                                                          --------
NETWORKING EQUIPMENT  6.7%
Brocade Communications Systems, Inc. (a)....................     240        22,035
Juniper Networks, Inc. (a)..................................      95        11,976
                                                                          --------
                                                                            34,011
                                                                          --------
OIL & GAS EXPLORATION & PRODUCTION  4.7%
Anadarko Petroleum Corp.....................................     335        23,812
                                                                          --------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                           MARKET
DESCRIPTION                                                     SHARES     VALUE
PHARMACEUTICALS  13.1%
Bristol-Myers Squibb Co.....................................     230      $ 17,006
Forest Laboratories, Inc. (a)...............................     175        23,253
Merck & Co., Inc............................................     110        10,299
Schering-Plough Corp........................................     280        15,890
                                                                          --------
                                                                            66,448
                                                                          --------
SYSTEMS SOFTWARE  2.2%
Adobe Systems, Inc..........................................     195        11,347
                                                                          --------

TELECOMMUNICATIONS EQUIPMENT  4.1%
Comverse Technology, Inc.(a)................................     190        20,639
                                                                          --------

TOTAL LONG-TERM INVESTMENTS  94.3%
  (Cost $457,930).....................................................     477,637
REPURCHASE AGREEMENT  5.9%
Bank of America ($30,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $30,021)
  (Cost $30,000)......................................................      30,000
                                                                          --------

TOTAL INVESTMENTS  100.2%
  (Cost $487,930).....................................................     507,637
LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%)..........................        (906)
                                                                          --------

NET ASSETS 100.0%.....................................................    $506,731
                                                                          ========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $487,930)...........................  $507,637
Cash........................................................     6,564
Receivables:
  Expense Reimbursement by Adviser..........................    29,123
  Dividends.................................................       131
  Interest..................................................        16
                                                              --------
    Total Assets............................................   543,471
                                                              --------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,571
  Distributor and Affiliates................................       729
Trustees' Deferred Compensation and Retirement Plans........       999
Accrued Expenses............................................    29,441
                                                              --------
    Total Liabilities.......................................    36,740
                                                              --------
NET ASSETS..................................................  $506,731
                                                              ========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $489,071
Net Unrealized Appreciation.................................    19,707
Accumulated Undistributed Net Investment Income.............    10,927
Accumulated Net Realized Loss...............................   (12,974)
                                                              --------
NET ASSETS..................................................  $506,731
                                                              ========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE (Based on net assets of $506,731 and 50,000 shares
  of beneficial interest issued and outstanding)............  $  10.13
                                                              ========

                                               See Notes to Financial Statements

Statement of Operations
For the Period November 28, 2000 (Commencement of Investment Operations) to December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $    429
Dividends...................................................       158
                                                              --------
    Total Income............................................       587
                                                              --------
EXPENSES:
Audit.......................................................    14,994
Shareholder Reports.........................................     9,112
Accounting..................................................     1,734
Shareholder Services........................................     1,666
Trustees' Fees and Related Expenses.........................     1,610
Custody.....................................................     1,462
Legal.......................................................       476
Investment Advisory Fee.....................................       351
Distribution (12b-1) and Service Fees.......................       117
Other.......................................................     1,360
                                                              --------
    Total Expenses..........................................    32,882
    Expense Reduction ($351 Investment Advisory Fee and
     $31,942 Other).........................................    32,293
                                                              --------
    Net Expenses............................................       589
                                                              --------
NET INVESTMENT LOSS.........................................  $     (2)
                                                              ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(12,974)
                                                              --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       -0-
  End of the Period.........................................    19,707
                                                              --------
Net Unrealized Appreciation During the Period...............    19,707
                                                              --------
NET REALIZED AND UNREALIZED GAIN............................  $  6,733
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  6,731
                                                              ========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Period November 28, 2000 (Commencement of Investment Operations) to December 31, 2000

                                                                PERIOD ENDED
                                                              DECEMBER 31, 2000
                                                              -----------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................      $     (2)
Net Realized Loss...........................................       (12,974)
Net Unrealized Appreciation During the Period...............        19,707
                                                                  --------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........         6,731
NET ASSETS:
Beginning of the Period.....................................       500,000
                                                                  --------
End of the Period (Including accumulated undistributed net
  investment income of $10,927).............................      $506,731
                                                                  ========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                NOVEMBER 28,
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
CLASS II SHARES                                                OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $ 10.00
Net Realized and Unrealized Gain............................           .13
                                                                   -------
NET ASSET VALUE, END OF THE PERIOD..........................       $ 10.13
                                                                   =======

Total Return** (a)..........................................         1.30%*
Net Assets at End of the Period (In millions)...............       $    .5
Ratio of Expenses to Average Net Assets**...................         1.26%
Ratio of Net Investment Loss to Average Net Assets**........         (.01%)
Portfolio Turnover..........................................           27%*

** If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        41.19%
Ratio of Net Investment Loss to Average Net Assets..........       (39.94%)

 * Non-annualized

(a) This return includes Rule 12b-1 fees of up to .25%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Select Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation. The Portfolio commenced investment operations on November 28, 2000 with Class II Shares.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized loss differs for financial reporting and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2000 for federal income tax purposes, cost of long- and short-term investments is $487,950; the aggregate gross unrealized appreciation is $24,987 and the aggregate gross unrealized depreciation is $5,300, resulting in net unrealized appreciation on long- and short-term investments of $19,687.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. For the period ended December 31, 2000, a permanent book and tax difference relating to expenses that are not deductible for tax purposes totaling $10,929 was reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the period ended December 31, 2000, the Adviser voluntarily waived $351 of its investment advisory fees and assumed $31,942 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the period ended December 31, 2000, the Portfolio recognized expenses of approximately $500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person. All of this expense has been assumed by Van Kampen.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio with assets exceeding $20 million. For the period ended December 31, 2000, no cost was allocated to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the period ended December 31, 2000, the Portfolio recognized expenses of approximately $1,400. All of this expense has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds will be included in "Other Assets" on the Statement of Assets and Liabilities. Appreciation/depreciation and distributions received from these investments will be recorded with an offsetting increase/decrease in the deferred compensation obligation and will not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    At December 31, 2000, Van Kampen owned 50,000 shares.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $601,117 and $130,214 respectively.

4. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Strategic Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Strategic Stock Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the three years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Chicago, Illinois
February 8, 2001

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
COMMON STOCKS  98.8%
AEROSPACE & DEFENSE  0.7%
General Dynamics Corp. .....................................    1,290     $   100,620
Honeywell International, Inc. ..............................    2,650         125,378
                                                                          -----------
                                                                              225,998
                                                                          -----------
APPAREL RETAIL  0.0%
Limited, Inc. ..............................................      180           3,071
                                                                          -----------

AUTO PARTS & EQUIPMENT  1.2%
Dana Corp. .................................................    18,790        287,722
Delphi Automotive Systems Corp. ............................    9,568         107,640
Visteon Corp. ..............................................      451           5,186
                                                                          -----------
                                                                              400,548
                                                                          -----------
AUTOMOBILE MANUFACTURERS  4.4%
Ford Motor Co. .............................................    17,740        415,781
General Motors Corp. .......................................    20,190      1,028,428
                                                                          -----------
                                                                            1,444,209
                                                                          -----------
BANKS  5.7%
J.P. Morgan Chase & Co. ....................................    11,440      1,893,320
                                                                          -----------
BREWERS  0.4%
Anheuser-Busch Cos., Inc. ..................................    2,620         119,210
                                                                          -----------
BUILDING PRODUCTS  2.3%
Masco Corp. ................................................    29,450        756,497
                                                                          -----------
CONSTRUCTION & FARM MACHINERY  5.4%
Caterpillar, Inc. ..........................................    37,470      1,772,799
                                                                          -----------
DEPARTMENT STORES  4.7%
May Department Stores Co. ..................................    47,135      1,543,671
                                                                          -----------
DIVERSIFIED CHEMICALS  4.4%
E.I. Du Pont de Nemours & Co. ..............................    29,900      1,444,544
                                                                          -----------
DIVERSIFIED COMMERCIAL SERVICES  2.5%
ServiceMaster Co. ..........................................    71,040        816,960
                                                                          -----------
ELECTRICAL COMPONENTS & EQUIPMENT  4.7%
Emerson Electric Co. .......................................    19,800      1,560,487
                                                                          -----------
FOOD RETAIL  1.4%
Albertson's, Inc. ..........................................    16,840        446,260
                                                                          -----------
GENERAL MERCHANDISE STORES  0.1%
Too Inc. (a)................................................    2,911          36,387
                                                                          -----------
HOME IMPROVEMENT RETAIL  5.0%
Sherwin-Williams Co. .......................................    63,060      1,659,266
                                                                          -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
HOTELS  2.1%
Carnival Corp. .............................................    22,710    $   699,752
                                                                          -----------

HOUSEHOLD APPLIANCES  1.6%
Maytag Corp. ...............................................    16,280        526,048
                                                                          -----------

HOUSEHOLD PRODUCTS  2.3%
Clorox Co. .................................................    10,970        389,435
Procter & Gamble Co. .......................................    4,640         363,950
                                                                          -----------
                                                                              753,385
                                                                          -----------
HOUSEWARES & SPECIALTIES  2.6%
Newell Rubbermaid, Inc. ....................................    38,170        868,368
                                                                          -----------

INDUSTRIAL CONGLOMERATES  6.3%
Minnesota Mining & Manufacturing Co. .......................    17,240      2,077,420
                                                                          -----------

INDUSTRIAL GASES  0.0%
Air Products & Chemicals, Inc. .............................      110           4,510
                                                                          -----------

INDUSTRIAL MACHINERY  0.4%
Ingersoll-Rand Co. .........................................    3,340         139,863
                                                                          -----------

INTEGRATED OIL & GAS  4.7%
Chevron Corp. ..............................................    3,700         312,419
Exxon Mobil Corp. ..........................................    10,160        883,285
USX--Marathon Group.........................................    12,940        359,085
                                                                          -----------
                                                                            1,554,789
                                                                          -----------
INTEGRATED TELECOMMUNICATION SERVICES  5.1%
AT&T Corp. .................................................    32,820        568,196
BellSouth Corp. ............................................    3,190         130,590
SBC Communications, Inc. ...................................    20,490        978,398
                                                                          -----------
                                                                            1,677,184
                                                                          -----------
OFFICE ELECTRONICS  0.1%
Xerox Corp. ................................................    4,310          19,934
                                                                          -----------

PACKAGED FOODS  7.6%
ConAgra, Inc. ..............................................    17,710        460,460
General Mills, Inc. ........................................    30,730      1,369,406
Sara Lee Corp. .............................................    27,430        673,749
                                                                          -----------
                                                                            2,503,615
                                                                          -----------
PAPER PRODUCTS  4.9%
International Paper Co. ....................................    39,730      1,621,481
                                                                          -----------

PERSONAL PRODUCTS  2.4%
Avon Products, Inc. ........................................    16,630        796,161
                                                                          -----------

PHARMACEUTICALS  3.4%
Abbott Laboratories, Inc. ..................................    16,820        814,719
Eli Lilly & Co. ............................................    3,490         324,788
                                                                          -----------
                                                                            1,139,507
                                                                          -----------
PHOTOGRAPHIC PRODUCTS  3.1%
Eastman Kodak Co. ..........................................    26,170      1,030,444
                                                                          -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
PUBLISHING & PRINTING  1.0%
McGraw-Hill Co., Inc. ......................................    5,530     $   324,196
                                                                          -----------

RAILROADS  1.8%
Burlington Northern Santa Fe Corp. .........................    21,280        602,490
                                                                          -----------

TOBACCO  6.5%
Philip Morris Cos., Inc. ...................................    48,960      2,154,240
                                                                          -----------

TRADING COMPANIES & DISTRIBUTORS  0.0%
Genuine Parts Co. ..........................................      150           3,928
                                                                          -----------

TOTAL LONG-TERM INVESTMENTS  98.8%
  (Cost $29,752,043)..................................................     32,620,542

REPURCHASE AGREEMENT  1.1%
UBS Securities ($375,000 par collateralized by U.S. Government obligations in a pooled cash account, 12/29/00 to be sold on
  01/02/01 at $375,248) (Cost $375,000)...............................        375,000
                                                                          -----------

TOTAL INVESTMENTS  99.9%
  (Cost $30,127,043)..................................................     32,995,542
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%...........................         17,649
                                                                          -----------

NET ASSETS  100.0%....................................................    $33,013,191
                                                                          ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $30,127,043)........................  $32,995,542
Cash........................................................       10,145
Receivables:
  Dividends.................................................       46,853
  Portfolio Shares Sold.....................................        4,759
  Interest..................................................          250
Unamortized Organizational Costs............................       14,726
Other.......................................................       25,315
                                                              -----------
    Total Assets............................................   33,097,590
                                                              -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................        9,082
  Portfolio Shares Repurchased..............................        6,948
  Investment Advisory Fee...................................        2,407
Accrued Expenses............................................       34,577
Trustees' Deferred Compensation and Retirement Plans........       31,385
                                                              -----------
    Total Liabilities.......................................       84,399
                                                              -----------
NET ASSETS..................................................  $33,013,191
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $31,416,086
Net Unrealized Appreciation.................................    2,868,499
Accumulated Undistributed Net Investment Income.............      629,210
Accumulated Net Realized Loss...............................   (1,900,604)
                                                              -----------
NET ASSETS..................................................  $33,013,191
                                                              ===========
NET ASSET VALUE OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $32,559,366 and
    2,722,163 shares of beneficial interest issued and
    outstanding)............................................  $     11.96
                                                              ===========
  Class II Shares (Based on net assets of $453,825 and
    37,995 shares of beneficial interest issued and
    outstanding)............................................  $     11.94
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends...................................................  $   800,135
Interest....................................................       32,934
                                                              -----------
    Total Income............................................      833,069
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      142,179
Shareholder Reports.........................................       38,317
Trustees' Fees and Related Expenses.........................       22,041
Accounting..................................................       19,334
Audit.......................................................       18,183
Shareholder Services........................................       16,935
Custody.....................................................       13,884
Legal.......................................................       10,029
Amortization of Organizational Costs........................        8,023
Distribution (12b-1) and Service Fees -- Class II...........          212
Other.......................................................        3,409
                                                              -----------
    Total Expenses..........................................      292,546
    Investment Advisory Fee Reduction.......................      104,197
    Less Credits Earned on Cash Balances....................        3,408
                                                              -----------
    Net Expenses............................................      184,941
                                                              -----------
NET INVESTMENT INCOME.......................................  $   648,128
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(1,559,120)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (611,807)
  End of the Period.........................................    2,868,499
                                                              -----------
Net Unrealized Appreciation During the Period...............    3,480,306
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 1,921,186
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,569,314
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................     $   648,128          $   497,535
Net Realized Gain/Loss......................................      (1,559,120)             757,354
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       3,480,306           (1,830,412)
                                                                 -----------          -----------
Change in Net Assets from Operations........................       2,569,314             (575,523)
                                                                 -----------          -----------

Distributions from Net Investment Income:
  Class I Shares............................................        (508,843)            (236,337)
  Class II Shares...........................................             -0-                  -0-
                                                                 -----------          -----------
                                                                    (508,843)            (236,337)
                                                                 -----------          -----------

Distributions from Net Realized Gain:
  Class I Shares............................................      (1,064,836)             (61,873)
  Class II Shares...........................................             -0-                  -0-
                                                                 -----------          -----------
                                                                  (1,064,836)             (61,873)
                                                                 -----------          -----------
Total Distributions.........................................      (1,573,679)            (298,210)
                                                                 -----------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........         995,635             (873,733)
                                                                 -----------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       9,431,562           14,861,659
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       1,573,679              295,270
Cost of Shares Repurchased..................................      (8,880,153)          (5,799,584)
                                                                 -----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       2,125,088            9,357,345
                                                                 -----------          -----------
TOTAL INCREASE IN NET ASSETS................................       3,120,723            8,483,612
NET ASSETS:
Beginning of the Period.....................................      29,892,468           21,408,856
                                                                 -----------          -----------
End of the Period (Including accumulated undistributed net
  investment income of $629,210 and $490,000,
  respectively).............................................     $33,013,191          $29,892,468
                                                                 ===========          ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                      NOVEMBER 3, 1997
                                                                                        (COMMENCEMENT
                                                         YEAR ENDED DECEMBER 31,        OF INVESTMENT
CLASS I SHARES                                          --------------------------     OPERATIONS) TO
                                                         2000      1999      1998     DECEMBER 31, 1997
                                                        -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............  $11.73    $11.93    $10.25         $10.00
                                                        ------    ------    ------         ------
  Net Investment Income...............................     .24       .18       .11            .03
  Net Realized and Unrealized Gain/Loss...............     .60      (.23)     1.58            .22
                                                        ------    ------    ------         ------
Total from Investment Operations......................     .84      (.05)     1.69            .25
                                                        ------    ------    ------         ------
Less:
  Distributions from Net Investment Income............     .20       .12       .01            -0-
  Distributions from Net Realized Gain................     .41       .03       -0-            -0-
                                                        ------    ------    ------         ------
Total Distributions...................................     .61       .15       .01            -0-
                                                        ------    ------    ------         ------
NET ASSET VALUE, END OF THE PERIOD....................  $11.96    $11.73    $11.93         $10.25
                                                        ======    ======    ======         ======

Total Return*.........................................   8.20%     -.47%    16.51%          2.45%**
Net Assets at End of the Period (In millions).........  $ 32.6    $ 29.9    $ 21.4         $  2.5
Ratio of Expenses to Average Net Assets* (a)..........    .66%      .65%      .65%           .61%
Ratio of Net Investment Income to Average Net
  Assets*.............................................   2.28%     1.81%     2.01%          2.67%
Portfolio Turnover....................................     48%       43%       10%             0%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (a)...........   1.03%      .91%     1.25%          2.59%
Ratio of Net Investment Income to Average Net
  Assets..............................................   1.91%     1.55%     1.41%           .68%

** Non-annualized

(a) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended December 31, 2000.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                JULY 24, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
                                                               OPERATIONS) TO
                                                              DECEMBER 31, 2000
CLASS II SHARES                                               -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $10.27
                                                                   ------
  Net Investment Income.....................................          .04
  Net Realized and Unrealized Gain..........................         1.63
                                                                   ------
Total from Investment Operations............................         1.67
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $11.94
                                                                   ======
Total Return* (a)...........................................       16.26%**
Net Assets at End of the Period (In millions)...............       $   .5
Ratio of Expenses to Average Net Assets* (b)................         .91%
Ratio of Net Investment Income to Average Net Assets*.......        1.75%
Portfolio Turnover..........................................          48%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b).................        1.88%
Ratio of Net Investment Income to Average Net Assets........         .78%

** Non-annualized

(a) The return includes Rule 12b-1 fees of up to .25%.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended December 31, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Strategic Stock Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital. The Portfolio commenced investment operations on November 3, 1997 (Class I Shares). The distribution of the Portfolio's Class II Shares commenced on July 24, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The Portfolio has reimbursed Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Portfolio's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending November 4, 2002. The Adviser has agreed that in the event any of the initial shares of the Portfolio originally purchased by Van Kampen are redeemed during the amortization period, the Portfolio will be reimbursed for any unamortized organizational costs in the same

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,136,531, which will expire in December 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $30,593,498, the aggregate gross unrealized appreciation is $4,404,817 and the aggregate gross unrealized depreciation is $2,002,773, resulting in net unrealized appreciation on long- and short-term investments of $2,402,044.

F. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. A permanent difference relating to capital gain distribution totaling $75 has been reclassified from accumulated undistributed net investment income to accumulated net realized gain.

G. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Portfolio's custody fee was reduced by $3,408 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolio as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................   .50 of 1%
Over $500 million...........................................   .45 of 1%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .65% for Class I shares and .90% for Class II shares. For the period ended December 31, 2000, the Adviser voluntarily waived $104,197 of its investment advisory fee. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    Under an accounting service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $9,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $10,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $15,400. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $24,741 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    At December 31, 2000, Van Kampen owned 20,000 shares of the Portfolio.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $31,008,455 and $407,631 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class I...................................................   850,842    $ 9,013,739
  Class II..................................................    38,990        417,823
                                                              --------    -----------
Total Sales.................................................   889,832    $ 9,431,562
                                                              ========    ===========
Dividend Reinvestment:
  Class I...................................................   158,797    $ 1,573,679
  Class II..................................................       -0-            -0-
                                                              --------    -----------
Total Dividend Reinvestment.................................   158,797    $ 1,573,679
                                                              ========    ===========
Repurchases:
  Class I...................................................  (835,775)   $(8,869,961)
  Class II..................................................      (995)       (10,192)
                                                              --------    -----------
Total Repurchases...........................................  (836,770)   $(8,880,153)
                                                              ========    ===========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    At December 31, 1999, capital aggregated for Class I was $29,290,998. For the year ended December 31, 1999, transactions were as follows:

                                                               SHARES         VALUE
Sales:
  Class I...................................................  1,206,873    $14,861,659
Dividend Reinvestment:
  Class I...................................................     24,667    $   295,270
Repurchases:
  Class I...................................................   (477,478)   $(5,799,584)

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $14,988,241 and $13,493,870, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares.

    Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Not withstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Technology Portfolio

We have audited the accompanying statement of assets and liabilities including the portfolio of investments of the Van Kampen Life Investment Trust Technology Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and the financial highlights for the period from September 25, 2000 (commencement of investment operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Chicago, Illinois
February 8, 2001

                                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                        MARKET
DESCRIPTION                                                   SHARES    VALUE
COMMON STOCKS  97.2%
APPLICATION SOFTWARE  16.0%
Ariba, Inc. (a).............................................   130     $  6,971
BEA Systems, Inc. (a).......................................   365       24,569
i2 Technologies, Inc. (a)...................................   300       16,312
Interwoven, Inc. (a)........................................   275       18,133
Manugistics Group, Inc. (a).................................   240       13,680
Siebel Systems, Inc. (a)....................................   200       13,525
                                                                       --------
                                                                         93,190
                                                                       --------
BIOTECHNOLOGY  5.1%
Gilead Sciences, Inc. (a)...................................    30        2,488
IDEC Pharmaceuticals Corp. (a)..............................   110       20,852
Invitrogen Corp. (a)........................................    70        6,046
                                                                       --------
                                                                         29,386
                                                                       --------
COMPUTER HARDWARE  3.2%
NetIQ Corp. (a).............................................   185       16,164
Palm, Inc. (a)..............................................    80        2,265
                                                                       --------
                                                                         18,429
                                                                       --------
COMPUTER STORAGE & PERIPHERALS  6.8%
EMC Corp. (a)...............................................   170       11,305
Emulex Corp. (a)............................................   350       27,978
                                                                       --------
                                                                         39,283
                                                                       --------
ELECTRICAL COMPONENTS & EQUIPMENT  0.7%
Power-One, Inc. (a).........................................   100        3,931
                                                                       --------

ELECTRONIC EQUIPMENT & INSTRUMENTS  12.1%
Applied Micro Circuits Corp. (a)............................   420       31,520
Broadcom Corp. (a)..........................................    30        2,520
Newport Corp................................................   220       17,294
SDL, Inc. (a)...............................................   130       19,264
                                                                       --------
                                                                         70,598
                                                                       --------
HEALTH CARE DISTRIBUTORS & SERVICES  0.6%
Express Scripts, Inc. (a)...................................    35        3,579
                                                                       --------

HEALTH CARE FACILITIES  6.2%
HCA-The Healthcare Co.......................................    50        2,200
Laboratory Corp. of America Hldgs (a).......................    30        5,280
Quest Diagnostics, Inc. (a).................................    55        7,810
Tenet Healthcare Corp. (a)..................................   175        7,777
Universal Health Services, Inc. (a).........................   115       12,851
                                                                       --------
                                                                         35,918
                                                                       --------
HEALTH CARE SUPPLIES  1.7%
Allergan, Inc. .............................................   100        9,681
                                                                       --------
IT CONSULTING & SERVICES  4.1%
Check Point Software Technologies Ltd. (a)..................   180       24,041
                                                                       --------
MANAGED HEALTH CARE  0.9%
UnitedHealth Group, Inc.....................................    90        5,524
                                                                       --------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                        MARKET
DESCRIPTION                                                   SHARES    VALUE
NETWORKING EQUIPMENT  12.1%
Brocade Communications Systems, Inc. (a)....................   380     $ 34,889
Juniper Networks, Inc. (a)..................................   280       35,297
                                                                       --------
                                                                         70,186
                                                                       --------
PHARMACEUTICALS  12.6%
ALZA Corp. (a)..............................................   415       17,637
CIMA Labs, Inc. (a).........................................    40        2,602
Forest Laboratories, Inc. (a)...............................   130       17,274
IVAX Corp. (a)..............................................   195        7,469
King Pharmaceuticals, Inc. (a)..............................   380       19,641
Teva Pharmaceutical Industries Ltd.--ADR (Israel)...........   120        8,790
                                                                       --------
                                                                         73,413
                                                                       --------
SEMICONDUCTORS  2.8%
PMC-Sierra, Inc. (a)........................................    35        2,752
QLogic Corp. (a)............................................   140       10,780
TriQuint Semiconductor, Inc. (a)............................    70        3,058
                                                                       --------
                                                                         16,590
                                                                       --------
SYSTEMS SOFTWARE  4.1%
Adobe Systems, Inc..........................................    70        4,073
Informatica Corp. (a).......................................    60        2,374
Mercury Interactive Corp. (a)...............................    30        2,708
Micromuse, Inc. (a).........................................   100        6,036
VERITAS Software Corp. (a)..................................   100        8,750
                                                                       --------
                                                                         23,941
                                                                       --------
TELECOMMUNICATIONS EQUIPMENT  8.2%
CIENA Corp. (a).............................................   170       13,813
Comverse Technology, Inc. (a)...............................    30        3,259
Corning, Inc................................................   370       19,541
QUALCOMM, Inc. (a)..........................................    80        6,575
Research in Motion Ltd. (Canada) (a)........................    30        2,400
Tellabs, Inc. (a)...........................................    35        1,978
                                                                       --------
                                                                         47,566
                                                                       --------

TOTAL LONG-TERM INVESTMENTS  97.2%
  (Cost $742,352)...................................................    565,256
                                                                       --------

REPURCHASE AGREEMENTS  4.6%
Goldman Sachs ($27,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $27,018) (Cost $27,000)...............................     27,000
                                                                       --------

TOTAL INVESTMENTS  101.8%
  (Cost $769,352)...................................................    592,256

LIABILITIES IN EXCESS OF OTHER ASSETS (1.8%)........................    (10,658)
                                                                       --------

NET ASSETS 100.0%...................................................   $581,598
                                                                       ========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $769,352)...........................  $ 592,256
Cash........................................................         34
Receivables:
  Expense Reimbursement by Adviser..........................     33,051
  Interest..................................................         13
  Dividends.................................................          2
Other.......................................................      1,339
                                                              ---------
    Total Assets............................................    626,695
                                                              ---------
LIABILITIES:
Payables:
  Investments Purchased.....................................      7,000
  Distributor and Affiliates................................      3,572
Accrued Expenses............................................     30,861
Trustees' Deferred Compensation and Retirement Plans........      3,664
                                                              ---------
    Total Liabilities.......................................     45,097
                                                              ---------
NET ASSETS..................................................  $ 581,598
                                                              =========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 983,062
Accumulated Undistributed Net Investment Income.............     15,263
Net Unrealized Depreciation.................................   (177,096)
Accumulated Net Realized Loss...............................   (239,631)
                                                              ---------
NET ASSETS..................................................  $ 581,598
                                                              =========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $581,598 and 100,000 shares of
  beneficial interest issued and outstanding)...............  $    5.82
                                                              =========

See Notes to Financial Statements

Statement of Operations
For the Period September 25, 2000 (Commencement of Investment Operations) through December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $     979
Dividends (Net of foreign withholding taxes of $2)..........         35
                                                              ---------
    Total Income............................................      1,014
                                                              ---------
EXPENSES:
Audit.......................................................     14,151
Shareholder Reports.........................................     13,768
Trustees' Fees and Related Expenses.........................      4,745
Shareholder Services........................................      4,285
Custody.....................................................      3,261
Investment Advisory Fee.....................................      1,717
Legal.......................................................        671
Distribution (12b-1) and Service Fees.......................        477
Other.......................................................      2,074
                                                              ---------
    Total Expenses..........................................     45,149
    Expense Reduction ($1,717 Investment Advisory Fees and
     $40,743 Other).........................................     42,460
                                                              ---------
    Net Expenses............................................      2,689
                                                              ---------
NET INVESTMENT LOSS.........................................  $  (1,675)
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(239,631)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................          0
  End of the Period.........................................   (177,096)
                                                              ---------
Net Unrealized Depreciation During the Period...............   (177,096)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(416,727)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(418,402)
                                                              =========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Period September 25, 2000 (Commencement of Investment Operations) through December 31, 2000


FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................     $   (1,675)
Net Realized Loss...........................................       (239,631)
Net Unrealized Depreciation During the Period...............       (177,096)
                                                                 ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       (418,402)
                                                                 ----------

NET ASSETS:
Total Decrease in Net Assets................................       (418,402)
Beginning of the Period.....................................      1,000,000
                                                                 ----------
End of the Period (Including accumulated undistributed net
  investment income of $15,263).............................     $  581,598
                                                                 ==========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             SEPTEMBER 25, 2000
                                                             (COMMENCEMENT OF
                                                             INVESTMENT
                                                             OPERATIONS) TO
                                                             DECEMBER 31, 2000
                                                             ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $ 10.00
                                                                  -------
  Net Investment Loss.......................................         (.02)
  Net Realized and Unrealized Loss..........................        (4.16)
                                                                  -------
Total from Investment Operations............................        (4.18)
                                                                  -------
NET ASSET VALUE, END OF THE PERIOD..........................      $  5.82
                                                                  =======

Total Return* (a)...........................................      -41.80%**
Net Assets at End of the Period (In millions)...............      $    .6
Ratio of Expenses to Average Net Assets*....................        1.41%
Ratio of Net Investment Loss to Average Net Assets*.........        (.88%)
Portfolio Turnover..........................................          65%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................       18.17%
Ratio of Net Investment Loss to Average Net Assets..........      (17.64%)

** Non-annualized

(a) These returns include Rule 12b-1 fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Technology Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware Business Unit, and is registered as an open-end management investment company, under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in a portfolio of common stocks of companies which rely extensively on technology, science or communications in their product development or operations. The Portfolio commenced investment operations on September 25, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $54,860 which will expire on December 31, 2008.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and as a result of post October 31 losses which are not recognized for tax purposes until the first day following the fiscal year.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $795,082, the aggregate gross unrealized appreciation is $16,396 and the aggregate gross unrealized depreciation is $219,222, resulting in net unrealized depreciation on long- and short-term investments of $202,826.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income and expenses under accounting principles generally accepted in the United States of America and for federal income tax purposes, the amount of distributable net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. A permanent difference relating to nondeductible expenses totaling $16,938 has been reclassified to capital from accumulated net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly based upon the average daily net assets as follows.

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .90%
Next $500 million...........................................     .85%
Over $1 billion.............................................     .80%

    For the period ended December 31, 2000, the Adviser voluntarily waived $1,717 of its investment advisory fees and assumed $40,743 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the period ended December 31, 2000, the Portfolio recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which the trustee of the Portfolio is an affiliated person. All of this expense has been assumed by Van Kampen.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio with assets exceeding $20 million. For the period ended December 31, 2000, no cost was allocated to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the period ended December 31, 2000, the Portfolio recognized expenses of approximately $4,000. All of this expense has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $1,339 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    At December 31, 2000, Van Kampen owned all 100,000 shares of the Portfolio.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,438,856 and $456,873, respectively.

4. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts.

    Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Included in these fees for the period ended December 31, 2000, are payments retained by Van Kampen of approximately $300.

                           PART C: OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were in the best interests of the Trust, (ii) having acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, having reasonable cause to believe his or her conduct was unlawful ((i), (ii) and (iii), collectively, as "Disabling Conduct"). Absent a court determination on the merits that an officer or trustee seeking indemnification was not liable by reason of Disabling Conduct or a dismissal of actions for insufficiency of evidence, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not liable by reason of Disabling Conduct.

     The Registrant has purchase insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

(1)  (a)      --   First Amended and Restated Agreement and Declaration of
                   Trust (1)
     (b)      --   Certificate of Amendment(1)

     (c)      --   Second Certificate of Amendment(6)
     (d)      --   Third Amended and Restated Certificate of Designation of
                   Domestic Income Portfolio(8)
     (e)      --   Second Amended and Restated Certificate of Designation of
                   Government Portfolio(8)
(2)           --   Amended and Restated Bylaws(1)
(3)           --   Not Applicable
(4)           --   Agreement and Plan of Reorganization (included as Appendix A to the Reorganization SAI)
(5)           --   Not Applicable
(6)           --   Investment Advisory Agreement(4)
(7)  (a)      --   Form of Distribution and Service Agreement for each
                   Portfolio(9)
     (b)      --   Form of Participation Agreement(8)
(8)  (a)      --   Form of Trustee Deferred Compensation Plan(7)
     (b)      --   Form of Trustee Retirement Plan(7)
(9)  (a)      --   Custodian Contract(3)
     (b)      --   Transfer Agency and Service Agreement(5)
(10) (a)      --   Plan of Distribution Pursuant to Rule 12b-1(9)
     (b)      --   Service Plan(9)
     (c)      --   Multiclass Plan(9)
(11) (a)      --   Opinion and consent of Skadden, Arps, Slate, Meagher & Flom
                   (Illinois)(2)
     (b)      --   Consent of Skadden, Arps, Slate, Meagher & Flom
                   (Illinois)(10)
(12)          --   N/A
(13) (a)      --   Data Access Services Agreement(2)
     (b)      --   Fund Accounting Agreement, as amended(9)
     (c)      --   Legal Services Agreement, as amended(9)
(14) (a)      --   Consent of Ernst & Young LLP+
     (b)      --   Consent of PricewaterhouseCoopers LLP for:
         (1)  --   Domestic Income Portfolio+
         (2)  --   Government Portfolio+
(15)          --   Not Applicable
(16)          --   Power of Attorney+
(17) (a)      --   Form of proxy card for Van Kampen Life Investment Trust
                   Domestic Income Portfolio+
     (b)      --   Prospectus of Van Kampen Life Investment Trust Domestic
                   Income Portfolio+

---------------

  +  Filed herewith.

 (1) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed December 22, 1995.

 (2) Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-lA, File Number 33-628, filed April 30, 1997.

 (3) Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-lA, File Number 33-628, filed July 28, 1997.

 (4) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-lA, File Number 33-628, filed April 30, 1998.

 (5) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-lA, File Number 33-628, filed May 18, 1998.

 (6) Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-lA, File Number 33-628, filed March 1, 1999.

 (7) Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-lA of Van Kampen Harbor Fund, File Number 2-12685, filed April 29, 1999.

 (8) Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-lA, File Number 33-628, filed April 27, 2000.

 (9) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-lA, File Number 33-628, filed September 13, 2000.

(10) Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-lA, File 33-628, filed April 18, 2001.

ITEM 17.  UNDERTAKINGS.

     (1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees that, if the Reorganization discussed in the registration statement closes, the Registrant shall file with the Securities and Exchange Commission by post-effective amendment an opinion of counsel supporting the tax matters discussed in the registration statement.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Oakbrook Terrace and State of Illinois, on the 16th day of January 2002.

                                          VAN KAMPEN LIFE INVESTMENT TRUST

                                          By: /s/ SARA L. BADLER
                                            ------------------------------------
                                            Sara L. Badler
                                            Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated, on January 16, 2002.

SIGNATURE                                                                  TITLE
---------                                                                  -----
Principal Executive Officer

/s/ RICHARD F. POWERS, III*                         President
------------------------------------------------
Richard F. Powers, III

Principal Financial Officer:

/s/ JOHN L. SULLIVAN*                               Vice President, Treasurer and Chief Financial
------------------------------------------------    Officer
John L. Sullivan

Trustees:

/s/ J. MILES BRANAGAN*                              Trustee
------------------------------------------------
J. Miles Branagan

/s/ JERRY D. CHOATE*                                Trustee
------------------------------------------------
Jerry D. Choate

/s/ LINDA HUTTON HEAGY*                             Trustee
------------------------------------------------
Linda Hutton Heagy

/s/ R. CRAIG KENNEDY*                               Trustee
------------------------------------------------
R. Craig Kennedy

/s/ MITCHELL M. MERIN*                              Trustee
------------------------------------------------
Mitchell M. Merin

/s/ JACK E. NELSON*                                 Trustee
------------------------------------------------
Jack E. Nelson

/s/ PHILLIP B. ROONEY*                              Trustee
------------------------------------------------
Phillip B. Rooney

SIGNATURE                                                                  TITLE
---------                                                                  -----
/s/ WAYNE W. WHALEN*                                Trustee and Chairman
------------------------------------------------
Wayne W. Whalen

/s/ SUZANNE W. WOOLSEY*                             Trustee
------------------------------------------------
Suzanne W. Woolsey

/s/ SARA L. BADLER
------------------------------------------------
Sara L. Badler
Attorney-in-Fact

---------------

* Signed by Sara L. Badler pursuant to a power of attorney.

          SCHEDULE OF EXHIBITS TO FORM N-14 VAN KAMPEN LIFE INVESTMENT

EXHIBIT
-------
(14)      (a)   --   Consent of Ernst & Young LLP
          (b)   --   Consent of PricewaterhouseCoopers LLP for:
                (1)  Domestic Income Portfolio
                (2)  Government Portfolio
(16)            --   Power of Attorney
(17)      (a)   --   Form of proxy card for Van Kampen Life Investment Trust
                     Domestic Income Portfolio
          (b)   --   Prospectus of Van Kampen Life Investment Trust Domestic
                     Income Portfolio